[LOGO] FIRST AMERICAN FUNDS(TM)                2001
                                               ANNUAL REPORT





                                    INSURANCE
                                   PORTFOLIOS

                             Large Cap Growth
                               Mid Cap Growth








"Integrity and firmness is all I can promise; these, be the voyage long or short, never shall forsake me."

     _George Washington

FIRST AMERICAN FUNDS

WE BELIEVE INVESTMENT SUCCESS IS DEVELOPED OVER A LIFETIME. THE APPROACH MUST BE STRATEGIC AND GOAL-ORIENTED. THE PORTFOLIO MUST HAVE DEPTH AND BREADTH. AND THE INDIVIDUAL INVESTMENTS SHOULD DELIVER ABOVE MARKET PERFORMANCE OVER A SUSTAINED PERIOD OF TIME.






TABLE OF CONTENTS

MESSAGE TO SHAREHOLDERS                   1
REPORT OF INDEPENDENT AUDITORS            7
STATEMENTS OF ASSETS AND LIABILITIES      8
STATEMENTS OF OPERATIONS                  9
STATEMENTS OF CHANGES IN NET ASSETS      10
FINANCIAL HIGHLIGHTS                     11
NOTES TO FINANCIAL STATEMENTS            12
SCHEDULE OF INVESTMENTS                  16
NOTICE TO SHAREHOLDERS                   20







--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS  February 15, 2002



     DEAR CONTRACT OWNERS:

     Speaking for the board of directors and the staff of U.S. Bancorp Asset Management, Inc., thank you for the ongoing opportunity you have given us to manage your investments. This has been a momentous year for First American Funds, as it has grown by combining funds with the Firstar Fund family. We believe this combination will provide significantly greater resources and capabilities that should prove beneficial to you.

     The past year is one that will leave its mark on all Americans due to a series of tumultuous and trying circumstances. Starting with a disputed Presidential election at the end of 2000, and followed by a slowing U.S. economy, a series of interest-rate cuts by the Federal Reserve, and the unprecedented terrorist action on September 11, the investment environment was like nothing we had ever witnessed. Like you, we will always remember those who lost their lives in the tragic terrorist attacks and the many citizens who sacrificed themselves in a heroic cause.

     Not surprisingly, this sequence of events resulted in market volatility. Bond markets generally benefited during this time, while equity markets underwent a fairly dramatic and sustained correction. A market environment such as this can be extremely challenging, and we are reminded that from time to time unusual events can create trying times for investors. This is when a focus on maintaining a disciplined, diversified approach is so important in helping you achieve your long-term objectives.

     This report provides you with details of investment results, fund holdings, financial statements, and notes relating to fund operations for the fiscal year ended December 31, 2001. Please review this information at your convenience.

     We thank you for putting your trust in the investment management of First American Funds. We are committed to helping you achieve your investment goals.


     Sincerely,

     /s/ Virginia L. Stringer                     /s/ Mark Jordahl


     VIRGINIA L. STRINGER                         MARK JORDAHL

     Chairperson of the Board                     Chief Investment Officer
     First American Insurance Portfolios, Inc.    U.S. Bancorp Asset Management,
                                                  Inc.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     1)

LARGE CAP GROWTH

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL



Growth stocks, the dominant performer of the markets in the late 1990s, bore the brunt of a severe bear market that began in early 2000. The First American Large Cap Growth Portfolio declined 30.60% for the fiscal year ended December 31, 2001. During the 12-month period, the portfolio's benchmark, the Russell 1000 Growth Index, declined 20.42%*.

The domestic economy faced a significant slowdown dating back to the closing months of 2000. The situation was even more severe for many major U.S. corporations. They found themselves in what can be described as a "profits recession." Corporate earnings declined dramatically, and stock prices paid a significant price as a result. Large-cap growth stocks, which had been major beneficiaries of an unprecedented bull market in the previous decade, were particularly hard hit. Investors were clearly surprised by the depth of the profit decline, and a major sell-off resulted.

The portfolio began the fiscal year with a heavy emphasis on technology stocks. That proved to be damaging to the portfolio in the early months, as technology stalwarts such as Cisco Systems and Texas Instruments saw their stock prices plunge. As the year progressed, stock selection in this sector became focused on less aggressive companies with the potential to offer stable profit growth.

During the first half of the year, the portfolio put an increased weighting in growth stocks from the health care and consumer areas. Health care stocks proved to be the best-performing sector in the marketplace during this time. As the end of the year neared, and thoughts on the economy began to improve, the health care positions were reduced and technology weightings were increased. The adjustments were timely as the technology market reversed course in the fourth quarter and provided favorable returns to the portfolio.

Another damaging aspect of the past year's market was a sudden change in the fortunes of energy stocks. Early in the period, energy stocks looked particularly attractive, as high demand and reduced supplies resulted in a boost in oil and natural gas prices. However, as the economy lost steam, demand fell as well as the values of many energy stocks. During the last few months of the year, energy stocks have once again become more favorable.

The main question surrounding growth stocks going forward is when the economy will begin to recover. Although the events on September 11 initially dealt a setback to hopes for a rapid rebound, the market has responded favorably to a variety of factors as well as the seeming success in the war on terrorism. Indications of a shorter and milder than expected recession are evident. While corporate profits improve and stabilize, the portfolio will maintain a somewhat defensive posture in its stock selection. Once it becomes evident that the economy is on the rise for the long-term, the market for large-cap growth stocks, a core holding for many investors, is likely to improve.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                                 SINCE INCEPTION(4)
                                                 -------------------------------
                                         1 YEAR      4/28/2000     5/2/2001
--------------------------------------------------------------------------------
Class IA                                -30.60%        -28.44%           --
--------------------------------------------------------------------------------
Class IB                                     --             --      -18.79%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(3)            -20.42%        -25.93%       -9.36%
--------------------------------------------------------------------------------

*UNLIKE INVESTMENT PORTFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES,
 TRANSACTION COSTS, OR CASH FLOW EFFECTS.


(2     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

LARGE CAP GROWTH


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

                FIRST AMERICAN
                   LARGE CAP
               GROWTH PORTFOLIO,        RUSSELL 1000
                   CLASS IA            GROWTH INDEX(3)
               ---------------------------------------

04/2000             10,000                 10,000
12/2000              8,222                  7,603
06/2001              6,365                  6,521
12/2001              5,706                  6,051

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The Russell 1000 Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the Large Cap Growth IB portfolio represents cumulative total return as the portfolio has been in operation less than one year.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     3)

MID CAP GROWTH

INVESTMENT OBJECTIVE: GROWTH OF CAPITAL


Growth stocks faced significant challenges in the fiscal year ended December 31, 2001. This took a toll on the First American Mid Cap Growth Portfolio, which declined 22.40% since its inception on January 4, 2001. By comparison, the portfolio's benchmark, the Russell Midcap Growth Index, declined by 24.47% over the one-year period*.

Beginning in the closing months of 2000 and continuing through most of the year, the U.S. economy, which had enjoyed tremendous growth in previous years, suddenly began to slow significantly. While not yet slipping into a recession, economic growth was tepid at best through much of the fiscal year. That created a difficult environment for growth stocks, which depend on increasing revenues and profits to rise in value. Technology stocks, commonly a big part of any growth portfolio, were the hardest hit. As many companies trimmed their spending on technology and telecommunications equipment, a number of these stocks were driven down in dramatic fashion.

Given that reality, the portfolio shifted its focus to other types of mid-cap growth stocks. Better opportunities were identified in areas like energy, financial services, and health care.

The tragic attacks that occurred on September 11 left a mark on the U.S. economy. Hopes of avoiding a recession faded as a result of the tragedy. The portfolio was positioned somewhat defensively with an overweight position in health care, an underweight position in technology, and a focus on larger companies in the mid-cap market with reasonable earnings.

This defensive posture actually hurt performance as the market shrugged off current conditions in anticipation of a strong economic recovery. The smallest companies, with low prices and very little, if any, earnings, led the rebound along with technology and cyclical stocks. Although the initial growth was missed, the technology weighting in the portfolio was modified to allow participation with the rally in this sector.

As the economy begins to recover and another cycle of growth gets underway, the portfolio should be able to capitalize on a number of investment opportunities. Mid-cap stocks have a solid record of performing well in the early stages of an economic recovery. While this area of the market can be subject to significant volatility, there are reasons to be optimistic about long-term prospects for the portfolio. With the added fiscal stimulus by the Federal Reserve and the U.S. government, the environment is likely to improve for mid-cap companies that are looking for capital to grow their businesses. What's more, mid-cap growth stocks still appear to be attractively valued in the market, which should draw more investor interest as stocks find their way back into positive territory.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                                 SINCE INCEPTION(4)
                                                   -----------------------------
                                                      1/4/2001     5/2/2001
--------------------------------------------------------------------------------
Class IA                                               -22.40%           --
--------------------------------------------------------------------------------
Class IB                                                    --      -16.03%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(3)                         -24.47%       -8.21%
--------------------------------------------------------------------------------

*UNLIKE INVESTMENT PORTFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES,
 TRANSACTION COSTS, OR CASH FLOW EFFECTS.


(4     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

MID CAP GROWTH


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

                FIRST AMERICAN
                    MID CAP
               GROWTH PORTFOLIO,        RUSSELL MIDCAP
                   CLASS IA            GROWTH INDEX(3)
               ---------------------------------------

01/2001             10,000                 10,000
03/2001              8,170                  7,087
06/2001              8,810                  8,233
09/2001              6,440                  5,945
12/2001              6,760                  7,553

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment. Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to more abrupt or erratic price fluctuations than large-capitalization companies.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Index is an unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the Mid Cap Growth Portfolio IA and the Mid Cap Growth Portfolio IB represents cumulative total return as the portfolios have been in operation less than one year.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     5)

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS


     The Board of Directors and Shareholders
     First American Insurance Portfolios, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Large Cap Growth and Mid Cap Growth Portfolios (two of the portfolios constituting the First American Insurance Portfolios, Inc.) (the Portfolios) as of December 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Large Cap Growth and Mid Cap Growth Portfolios of the First American Insurance Portfolios, Inc. as of December 31, 2001, and the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP

     Minneapolis, Minnesota
     February 1, 2002


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     7)

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2001


                                                                         LARGE CAP GROWTH     MID CAP GROWTH
                                                                                PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------       -----------        -----------
ASSETS:
Investments in securities, at value (cost $2,383,934 and $1,056,506)          $ 2,336,822        $ 1,148,610
Dividends and interest receivable                                                   2,213                340
Capital shares sold                                                                 3,413             21,340
Receivable for investment securities sold                                           6,397             23,461
Receivable from advisor                                                             2,626              6,560
-----------------------------------------------------------------------       -----------        -----------
TOTAL ASSETS                                                                    2,351,471          1,200,311
=======================================================================       ===========        ===========
LIABILITIES:
Bank overdraft                                                                      9,009                 --
Payable for investment securities purchased                                         6,431             54,590
Capital shares redeemed                                                                 3              1,124
Payable to affiliates                                                               1,393                 --
Accrued expenses and other liabilities                                             11,464              4,385
-----------------------------------------------------------------------       -----------        -----------
TOTAL LIABILITIES                                                                  28,300             60,099
=======================================================================       ===========        ===========
NET ASSETS                                                                    $ 2,323,171        $ 1,140,212
=======================================================================       ===========        ===========
COMPOSITION OF NET ASSETS:
Portfolio capital                                                             $ 3,406,249        $ 1,387,083
Accumulated net realized loss on investments                                   (1,035,966)          (338,975)
Net unrealized appreciation (depreciation) of investments                         (47,112)            92,104
-----------------------------------------------------------------------       -----------        -----------
NET ASSETS                                                                    $ 2,323,171        $ 1,140,212
=======================================================================       ===========        ===========
CLASS IA:
Net assets                                                                    $ 2,301,151        $ 1,071,301
Shares issued and outstanding (unlimited number of shares authorized)             400,893            138,081
Net asset value, offering price, and redemption price per share               $      5.74        $      7.76

CLASS IB:
Net assets                                                                    $    22,020        $    68,911
Shares issued and outstanding (unlimited number of shares authorized)               3,837              8,896
Net asset value, offering price, and redemption price per share               $      5.74        $      7.75
=======================================================================       ===========        ===========


See accompanying Notes to Financial Statements.

(8     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

STATEMENTS OF OPERATIONS For the year ended December 31, 2001, except as indicated


                                                                       LARGE CAP GROWTH     MID CAP GROWTH
                                                                              PORTFOLIO      PORTFOLIO (a)
----------------------------------------------------------------------      -----------        -----------
INVESTMENT INCOME:
Interest                                                                    $     8,587+       $     4,339
Dividends                                                                        14,231              2,349
----------------------------------------------------------------------      -----------        -----------
TOTAL INVESTMENT INCOME                                                          22,818              6,688
======================================================================      ===========        ===========
EXPENSES:
Investment advisory fees                                                         16,097              6,797
Administrator and fund accounting fees                                           19,133             19,369
Transfer agent fees and expenses                                                 30,664             30,631
Custodian fees                                                                      631                263
Directors' fees                                                                     701                695
Professional fees                                                                 5,035              4,960
Distribution fees - Class IB                                                         16                 --
Printing                                                                         12,967              8,541
Other                                                                               230                126
----------------------------------------------------------------------      -----------        -----------
TOTAL EXPENSES                                                                   85,474             71,382
======================================================================      ===========        ===========
Less: Investment advisory fee waiver                                            (16,097)            (6,797)
Less: Expense reimbursement                                                     (48,598)           (55,655)
----------------------------------------------------------------------      -----------        -----------
TOTAL NET EXPENSES                                                               20,779              8,930
======================================================================      ===========        ===========
Investment income (loss) - net                                                    2,039             (2,242)
----------------------------------------------------------------------      -----------        -----------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS - NET:
Net realized loss on investments                                               (968,110)          (338,975)
Net change in unrealized appreciation or depreciation of investments            166,171             92,104
----------------------------------------------------------------------      -----------        -----------
NET LOSS ON INVESTMENTS                                                        (801,939)          (246,871)
======================================================================      ===========        ===========
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $  (799,900)       $  (249,113)
======================================================================      ===========        ===========

+ Includes income from the securities lending program. See Notes to Financial
  Statements for additional information.
(a) For the period from January 4, 2001 (commencement of operations) to December 31, 2001.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     9)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                          MID CAP GROWTH
                                                                            LARGE CAP GROWTH PORTFOLIO         PORTFOLIO
----------------------------------------------------------------------     ----------------------------      -----------
                                                                                1/1/01      4/28/00 (a)       1/4/01 (a)
                                                                                    to               to               to
                                                                              12/31/01         12/31/00         12/31/01
----------------------------------------------------------------------     -----------      -----------      -----------
OPERATIONS:
Investment income (loss) - net                                             $     2,039      $      (574)     $    (2,242)
Net realized loss on investments                                              (968,110)         (67,856)        (338,975)
Net change in unrealized appreciation or depreciation of investments           166,171         (213,283)          92,104
----------------------------------------------------------------------     -----------      -----------      -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          (799,900)        (281,713)        (249,113)
======================================================================     ===========      ===========      ===========
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class IA                                                                      (2,367)              --               --
  Class IB                                                                          (7)              --               --
----------------------------------------------------------------------     -----------      -----------      -----------
TOTAL DISTRIBUTIONS                                                             (2,374)              --               --
======================================================================     ===========      ===========      ===========
CAPITAL SHARE TRANSACTIONS:
Class IA(b):
  Proceeds from sales                                                        2,349,212        1,884,227        1,355,774
  Reinvestment of distributions                                                  2,367               --               --
  Payments for redemptions                                                    (846,513)          (2,642)         (35,922)
----------------------------------------------------------------------     -----------      -----------      -----------
Increase in net assets from Class IA transactions                            1,505,066        1,881,585        1,319,852
----------------------------------------------------------------------     -----------      -----------      -----------
Class IB(c):
  Proceeds from sales                                                           36,486               --          101,416
  Reinvestment of distributions                                                      7               --               --
  Payments for redemptions                                                     (15,986)              --          (31,943)
----------------------------------------------------------------------     -----------      -----------      -----------
Increase in net assets from Class IB transactions                               20,507               --           69,473
----------------------------------------------------------------------     -----------      -----------      -----------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                       1,525,573        1,881,585        1,389,325
======================================================================     ===========      ===========      ===========
TOTAL INCREASE IN NET ASSETS                                                   723,299        1,599,872        1,140,212
======================================================================     ===========      ===========      ===========
Net assets at beginning of period                                            1,599,872               --               --
----------------------------------------------------------------------     -----------      -----------      -----------
NET ASSETS AT END OF PERIOD                                                $ 2,323,171      $ 1,599,872      $ 1,140,212
======================================================================     ===========      ===========      ===========
ACCUMULATED NET INVESTMENT INCOME (LOSS)                                   $        --      $        --      $        --
======================================================================     ===========      ===========      ===========
SHARE TRANSACTIONS:
Class IA(b):
  Shares issued                                                                355,423          193,454          142,380
  Shares issued in lieu of cash distributions                                      416               --               --
  Shares redeemed                                                             (148,130)            (270)          (4,299)
----------------------------------------------------------------------     -----------      -----------      -----------
TOTAL CLASS IA TRANSACTIONS                                                    207,709          193,184          138,081
======================================================================     ===========      ===========      ===========
Class IB(c):
  Shares issued                                                                  6,428               --           12,927
  Shares issued in lieu of cash distributions                                        1               --               --
  Shares redeemed                                                               (2,592)              --           (4,031)
----------------------------------------------------------------------     -----------      -----------      -----------
TOTAL CLASS IB TRANSACTIONS                                                      3,837               --            8,896
======================================================================     ===========      ===========      ===========
NET INCREASE IN CAPITAL SHARES                                                 211,546          193,184          146,977
======================================================================     ===========      ===========      ===========

(a) Commencement of operations.
(b) Effective May 1, 2001 the existing shares of the Large Cap Growth and Mid Cap Growth Portfolios were renamed Class IA.
(c) Class IB commenced operations on May 3, 2001 for the Large Cap Growth and Mid Cap Growth Portfolios.


See accompanying Notes to Financial Statements.

(10     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended December 31, unless otherwise indicated.


                                                                                LARGE CAP                          MID CAP
                                                                            GROWTH PORTFOLIO                  GROWTH PORTFOLIO
--------------------------------------------------------------   -------------------------------------   -------------------------
                                                                       CLASS IA(b)            CLASS IB   CLASS IA(b)      CLASS IB
--------------------------------------------------------------   -----------------------     ---------   -----------     ---------
                                                                      2001       2000(a)       2001(c)       2001(d)       2001(c)
--------------------------------------------------------------   ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    8.28     $   10.00     $    7.07     $   10.00     $    9.23
==============================================================   =========     =========     =========     =========     =========
INVESTMENT OPERATIONS:
Net investment income (loss)                                          0.01            --            --         (0.02)        (0.01)
Net realized and unrealized gain (loss) on investments               (2.54)        (1.72)        (1.33)        (2.22)        (1.47)
--------------------------------------------------------------   ---------     ---------     ---------     ---------     ---------
Total from investment operations                                     (2.53)        (1.72)        (1.33)        (2.24)        (1.48)
--------------------------------------------------------------   ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (0.01)           --            --            --            --
--------------------------------------------------------------   ---------     ---------     ---------     ---------     ---------
Total distributions                                                  (0.01)           --            --            --            --
--------------------------------------------------------------   ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                                   $    5.74     $    8.28     $    5.74     $    7.76     $    7.75
==============================================================   =========     =========     =========     =========     =========
Total return                                                        (30.60)%      (17.20)%      (18.79)%      (22.40)%      (16.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                  $   2,301     $   1,600     $      22     $   1,071     $      69
Ratio of expenses to average net assets                               0.87%         0.80%         1.15%         0.90%         1.15%
Ratio of net investment income (loss) to average net assets           0.09%        (0.07)%       (0.20)%       (0.22)%       (0.63)%
Ratio of expenses to average net assets, excluding waivers and
 reimbursements(e)                                                    3.59%         9.26%         2.79%         7.25%         5.90%
Ratio of net investment income (loss) to average net assets,
 excluding waivers and reimbursements(e)                             (2.63)%       (8.53)%       (1.84)%       (6.57)%       (5.38)%
Portfolio turnover rate                                                104%           30%          104%          280%          280%
==============================================================   =========     =========     =========     =========     =========

(a) Portfolio commenced operations on April 28, 2000. All ratios for the period have been annualized, except total return.
(b) Effective May 1, 2001, the existing shares were renamed Class IA.
(c) Class IB shares have been offered since May 3, 2001. All ratios for the period have been annualized, except total return.
(d) Portfolio commenced operations on January 4, 2001. All ratios for the period have been annualized, except total return.
(e) During the period certain fees were voluntarily reimbursed or waived. If such voluntary reimbursements and fee waivers had not occurred, the ratios would have been as indicated.


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     11)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

1 >  ORGANIZATION

     First American Insurance Portfolios, Inc. (FAIP) is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended. FAIP was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in seven series (individually Portfolio, collectively Portfolios). The information presented in these financial statements pertains to the Large Cap Growth and Mid Cap Growth Portfolios. Each series represents a separate investment portfolio with its own investment objectives and policies. The Large Cap Growth Portfolio and Mid Cap Growth Portfolio are each diversified open-end management investment companies.

     FAIP offers Class IA and IB shares. Class IA and Class IB shares are identical in all respects, except that Class IB shares are subject to a 0.25% distribution fee charged pursuant to a Rule 12b-1 plan, which has been adopted in accordance with Rule 12b-1 or the Investment Company Act of 1940, as amended.

     Shares of the Portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or variable life insurance policies. The Portfolios' prospectus provides additional descriptions of each Portfolio's investment objectives, policies and strategies.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Portfolios are as follows:

     SECURITY VALUATION - Security valuations for FAIP portfolio investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Portfolios record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends from the Portfolios' net investment income and distributions from the Portfolios' net realized capital gains, if any, are declared and distributed at least annually.

     FEDERAL TAXES - Each Portfolio is treated as a separate taxable entity. Each Portfolio intends to fulfill the requirements of Subchapter M and to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for Federal income taxes is required. Dividends and distributions to shareholders are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

     Net investment income and net realized gains (losses) and the basis of investments in securities may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment


(12     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     Companies (PFICs) for tax purposes. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.


     On the statements of assets and liabilities the following adjustments were made for permanent tax adjustments (000):

                                                UNDISTRIBUTED
                                               NET INVESTMENT
                                                       INCOME    PAID IN CAPITAL
     ---------------------------------------------------------------------------
     Large Cap Growth Portfolio                        $  335           $  (335)
     Mid Cap Growth Portfolio                           2,242            (2,242)
     ---------------------------------------------------------------------------

     At December 31, 2001, the following Portfolios have capital loss carryforwards available to offset future capital gains, if any, that expire as shown:

                                                                      EXPIRATION
                                                       AMOUNT               DATE
     ---------------------------------------------------------------------------
     Large Cap Growth Portfolio                      $293,671          2008-2009
     Mid Cap Growth Portfolio                         152,682               2009
     ---------------------------------------------------------------------------

     The Portfolios incurred losses for tax purposes from November 1, 2001 to December 31, 2001. As permitted by tax regulations, the Portfolios intend to elect to defer these post-October losses and treat these losses as arising in fiscal year ending December 31, 2002. The following Portfolios had deferred losses:

                                                                          AMOUNT
     ---------------------------------------------------------------------------
     Large Cap Growth Portfolio                                         $667,417
     Mid Cap Growth Portfolio                                            166,021
     ---------------------------------------------------------------------------

     Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the Portfolios from net investment income and distributions, if any, of net realized capital gains will be taxable to the participating insurance company.

     EXPENSES - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative average net assets or some other appropriate basis. Class specific expenses, such as the 12b-1 fees, are borne by that Class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective Class on the basis of the relative net assets each day.

     USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITIES LENDING - In order to generate additional income, a Portfolio may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Portfolio's policy is to maintain collateral in the form of cash, U.S. Government or U.S. Government agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral equal to at least 100% of the value of securities loaned. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. The collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthiness under guidelines established by the Board of Directors and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2001, the Large Cap Growth Portfolio received income from securities lending of $93. As of December 31, 2001, the Portfolios had no securities on loan.

     U.S. Bank National Association (U.S. Bank) acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Portfolios. Fees generated for the year ended December 31, 2001, from the Large Cap Growth Portfolio for securities lending were as follows:

     ---------------------------------------------------------------------------
     Large Cap Growth Portfolio                                              $60
     ---------------------------------------------------------------------------


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     13)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

3 >  FEES AND EXPENSES

     ADVISOR FEES - On May 2, 2001, First American Asset Management (FAAM), a division of U.S. Bank, and Firstar Investment Research & Management Company LLC (FIRMCO) combined advisory operations to form U.S. Bancorp Piper Jaffray Asset Management, Inc. (the Advisor). On December 10, 2001, the name of the Advisor was changed to U.S. Bancorp Asset Management, Inc. The investment advisory fees paid by each Portfolio did not change as a result of the combination. Pursuant to an investment advisory agreement (the Agreement), the Advisor manages each Portfolio's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Portfolio to pay the Advisor a monthly fee based upon average daily net assets. The annual fee for each Portfolio is as follows:

                                                                    ADVISORY FEE
     ---------------------------------------------------------------------------
     Large Cap Growth Portfolio                                          0.70%
     Mid Cap Growth Portfolio                                            0.70%
     ---------------------------------------------------------------------------

     The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Portfolio from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Portfolios from time to time, at its discretion, while retaining the ability to be reimbursed by the Portfolios for such amounts prior to the end of the fiscal year.

     ADMINISTRATION FEES - On October 1, 2001, U.S. Bancorp Asset Management, Inc., and U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, (collectively the Administrators) began serving as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Portfolios. The Administrators will provide administration services to the Portfolios and serve as the Portfolios' Administrator. The Administrators are each subsidiaries of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators are compensated to provide, or, compensate other entities to provide services to the Portfolios. These services include: various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Portfolios pay the Administrators at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.25% of the average daily net assets up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. Each Portfolio is subject to a $50,000 minimum charge per year. In addition, the Portfolios pay the Administrators annual fees of $18,500 per class for transfer agent services.

     Prior to October 1, 2001, U.S. Bank served as the sole administrator for the Portfolios. The Portfolios paid U.S. Bank at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.12% of the average daily net assets up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $8 billion. Each Portfolio was subject to a $50,000 minimum charge per year. In addition, the Portfolios paid U.S. Bank annual fees of $18,500 per class for transfer agent services.

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the custodian (the Custodian). The fee for each Portfolio is equal to an annual rate of 0.03% (0.10% in the case of the International Portfolio) of such Portfolio's average daily net assets. All fees are computed daily and paid monthly. In addition, the International Portfolio pays any sub-custodian fees. The Custodian is also reimbursed for any out-of-pocket expenses incurred while providing services to the Portfolios.

     DISTRIBUTION FEES - Quasar Distributors, LLC (Quasar), an affiliate of U.S. Bancorp, serves as distributor of the Portfolios. Under the distribution plan, each of the Portfolios pay Quasar a monthly distribution fee equal to an annual rate of 0.25% of the average daily net assets of the Portfolio's Class IB shares. Distribution fees may be used by Quasar to provide compensation for sales support and distribution activities. No distribution fees are paid by Class IA shares.

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Portfolio is responsible for paying most other operating expenses including fees and expenses of outside directors, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.


(14     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

4 >  INVESTMENT SECURITY TRANSACTIONS

     During the year ended December 31, 2001, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                                              INVESTMENT
                                                              SECURITIES
     ---------------------------------------------------------------------------
                                                       PURCHASES           SALES
                                                    ----------------------------
     Large Cap Growth Portfolio                       $3,682,578      $2,232,928
     Mid Cap Growth Portfolio                          3,733,469       2,479,678
     ---------------------------------------------------------------------------


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     15)

SCHEDULE OF INVESTMENTS December 31, 2001


LARGE CAP GROWTH PORTFOLIO

SHARES                SECURITY DESCRIPTION                       VALUE
-------------------------------------------------------------------------
  (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS) COMMON STOCKS - 93.2%
           CONSUMER DISCRETIONARY - 12.9%
1,980      AOL Time Warner*                                    $   63,558
  260      Best Buy*                                               19,365
  220      Clear Channel Communications*                           11,200
  320      Comcast, Cl A*                                          11,520
  290      Cox Communications, Cl A*                               12,154
  520      GlobalSantaFe*                                          14,830
  600      Home Depot                                              30,606
  590      Kohl's Department Stores*                               41,560
  340      Target                                                  13,957
1,400      Wal-Mart Stores                                         80,570
                                                               ----------
                                                                  299,320
                                                               ----------
           CONSUMER STAPLES - 8.2%
  790      Anheuser-Busch                                          35,716
  490      H J Heinz                                               20,149
  340      Kimberly-Clark                                          20,332
  610      Kraft Foods                                             20,758
  830      Kroger*                                                 17,322
  710      PepsiCo                                                 34,570
  470      Safeway*                                                19,623
  590      Walgreen                                                19,859
                                                               ----------
                                                                  188,329
                                                               ----------
           ENERGY - 1.5%
  520      Exxon Mobil                                             20,436
  510      USX - Marathon                                          15,300
                                                               ----------
                                                                   35,736
                                                               ----------
           FINANCIALS - 6.7%
  865      American International Group                            68,681
  200      Capital One Financial                                   10,790
  746      Citigroup                                               37,658
  140      Fannie Mae                                              11,130
  180      Freddie Mac                                             11,772
  270      SouthTrust                                               6,661
  230      Wells Fargo                                              9,994
                                                               ----------
                                                                  156,686
                                                               ----------
           HEALTH CARE - 22.9%
  620      American Home Products                                  38,043
  700      Amgen*                                                  39,508
  390      Baxter International                                    20,916
  170      Biomet                                                   5,253
1,230      Bristol-Myers Squibb                                    62,730
  310      Cardinal Health                                         20,045
  590      Eli Lilly                                               46,339
  490      Genentech*                                              26,582
  220      Genzyme*                                                13,169
  350      Johnson & Johnson                                       20,685
1,200      Medtronic                                               61,452
  610      Merck                                                   35,868
2,250      Pfizer                                                  89,663
  750      Pharmacia                                               31,988
  470      Serono, ADR*                                            10,429
   50      Wellpoint Health Networks*                               5,843
  121      Zimmer Holdings*                                         3,695
                                                               ----------
                                                                  532,208
                                                               ----------

SHARES                SECURITY DESCRIPTION                       VALUE
-------------------------------------------------------------------------
           INDUSTRIALS - 7.7%
  560      Ecolab                                              $   22,540
2,330      General Electric                                        93,386
  210      Minnesota Mining & Manufacturing                        24,824
  660      Tyco International                                      38,874
                                                               ----------
                                                                  179,624
                                                               ----------
           INFORMATION TECHNOLOGY - 30.8%
  260      Analog Devices*                                         11,541
  100      Applied Materials*                                       4,010
  390      Applied Micro Circuits*                                  4,415
  460      BEA Systems*                                             7,084
  140      Broadcom*                                                5,722
  190      Brocade Communications Systems*                          6,293
  180      Check Point Software Technologies*                       7,180
  300      Ciena*                                                   4,293
4,580      Cisco Systems*                                          82,944
  940      Dell Computer*                                          25,549
  300      EMC*                                                     4,032
  500      Flextronics International*                              11,995
1,270      I2 Technologies*                                        10,215
  330      IBM*                                                    39,917
2,580      Intel                                                   81,141
  380      Juniper Networks*                                        7,201
   90      KLA-Tencor*                                              4,460
  840      Micron Technology*                                      26,040
1,670      Microsoft*                                             110,637
1,140      Nokia, ADR, Cl A                                        27,964
1,640      Nortel Networks                                         12,300
  120      Novellus Systems*                                        4,734
  140      NVIDIA*                                                  9,366
1,080      Oracle Systems*                                         14,915
  320      PeopleSoft*                                             12,864
  590      QUALCOMM*                                               29,795
  730      RF Micro Devices*                                       14,085
  840      Siebel Systems*                                         23,503
1,370      Sun Microsystems*                                       16,851
1,250      Texas Instruments                                       35,000
  430      VeriSign*                                               16,357
  560      VERITAS Software*                                       25,105
  470      Vitesse Semiconductor*                                   5,842
  280      Xilinx*                                                 10,934
                                                               ----------
                                                                  714,284
                                                               ----------
           TELECOMMUNICATION SERVICES - 1.8%
  290      AT &T Wireless Services*                                 4,167
  830      Nextel Communications, Cl A*                             9,097
  380      Qwest Communications International                       5,369
  560      Sprint (PCS Group)*                                     13,670
  220      Verizon Communications                                  10,441
                                                               ----------
                                                                   42,744
                                                               ----------
           UTILITIES - 0.7%
  950      Mirant*                                                 15,219
                                                               ----------
TOTAL COMMON STOCKS (COST $2,211,262)                           2,164,150
                                                               ----------


See accompanying Notes to Financial Statements.

(16     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SCHEDULE OF INVESTMENTS December 31, 2001


LARGE CAP GROWTH PORTFOLIO (CONCLUDED)

SHARES                SECURITY DESCRIPTION                       VALUE
-------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 7.4%
 172,672   First American Prime Obligations Fund
           (Cost $172,672)(a)                                  $  172,672
                                                               ----------
TOTAL INVESTMENTS IN SECURITIES - 100.6% (COST $2,383,934)(b)  $2,336,822

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this portfolio. See also Notes to Financial Statements.

(b) On December 31, 2001, the cost of investments for federal income tax purposes was $2,968,987. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:

     Gross unrealized appreciation      $  162,986
     Gross unrealized depreciation        (795,151)
                                        ----------
     Net unrealized depreciation        $ (632,165)
                                        ----------

*Non-income producing security

ADR  American Depositary Receipt
Cl   Class


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     17)

SCHEDULE OF INVESTMENTS December 31, 2001


MID CAP GROWTH PORTFOLIO

SHARES                SECURITY DESCRIPTION                       VALUE
-------------------------------------------------------------------------
  (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS) COMMON STOCKS - 88.3%
           CONSUMER DISCRETIONARY - 17.2%
  600      Amazon.com*                                         $    6,492
  300      American Eagle Outfitters*                               7,851
  280      Bed Bath and Beyond*                                     9,492
  150      Best Buy*                                               11,172
  200      BJ's Wholesale Club*                                     8,820
  200      Brinker International*                                   5,952
  200      Catalina Marketing*                                      6,940
  100      CDW Computer Centers*                                    5,371
  200      Circuit City Stores                                      5,190
  300      Dollar General*                                          4,470
  200      Dollar Tree Stores*                                      6,182
   50      Entercom Communications*                                 2,500
  190      Family Dollar Stores                                     5,696
  370      Harrahs Entertainment*                                  13,694
  550      Hilton Hotels                                            6,006
   50      International Game Technologies*                         3,415
  380      JC Penney                                               10,222
  150      Krispy Kreme Doughnuts*                                  6,630
   50      Lamar Advertising*                                       2,117
  150      Macrovision*                                             5,283
  100      Mohawk Industries*                                       5,488
  210      Radio One, Cl D*                                         3,782
  100      RadioShack                                               3,010
  210      Reebok International*                                    5,565
  200      Ross Stores                                              6,416
  400      Staples*                                                 7,480
  400      Starbucks*                                               7,620
  360      Toys "R" Us*                                             7,466
  100      Univision Communications*                                4,046
  250      USA Networks*                                            6,828
  150      Westwood One*                                            4,508
                                                               ----------
                                                                  195,704
                                                               ----------
           CONSUMER STAPLES - 0.4%
  100      Constellation Brands*                                    4,285
                                                               ----------
           ENERGY - 7.3%
  200      BJ Services*                                             6,490
  100      Cooper Cameron*                                          4,036
  200      Ensco International*                                     4,970
  100      EOG Resources                                            3,911
  700      Grant PrideCo*                                           8,050
  200      Hanover Compressor*                                      5,052
  230      Nabors Industries*                                       7,896
  300      National-Oilwell*                                        6,183
  150      Noble Drilling*                                          5,106
  150      Ocean Energy                                             2,880
  250      Patterson-UTI Energy*                                    5,828
  450      Pride International*                                     6,795
  100      Smith International*                                     5,362
  150      Weatherford International*                               5,589
  350      XTO Energy                                               6,125
                                                               ----------
                                                                   84,273
                                                               ----------
           FINANCIALS - 4.3%
  100      Ace                                                      4,015
  150      Americredit*                                             4,732
  100      Commerce Bancorp, NJ                                     3,934
   50      Eaton Vance                                              1,778
  200      Gallagher Arthur & Company                               6,898
  100      Legg Mason                                               4,998
  100      Moody's                                                  3,986

SHARES                SECURITY DESCRIPTION                       VALUE
-------------------------------------------------------------------------
  100      Synovus Financial                                   $    2,505
   60      TCF Financial                                            2,879
  100      USA Education                                            8,402
   50      XL Capital, Cl A                                         4,568
                                                               ----------
                                                                   48,695
                                                               ----------
           HEALTH CARE - 21.8%
  300      Abgenix Inc*                                            10,092
  200      Advance PCS*                                             5,870
  100      Affymetrix*                                              3,775
  150      Amerisourcebergen                                        9,532
   50      Andrx Group*                                             3,520
  300      Applera Corp-Applied Biosyte                            11,781
  100      Biogen*                                                  5,735
  200      Boston Scientific*                                       4,824
  450      Caremark RX*                                             7,339
  250      Cytyc*                                                   6,525
   50      Enzon*                                                   2,814
  200      Express Scripts*                                         9,352
  250      Genzyme*                                                14,965
  100      Gilead Sciences*                                         6,572
  350      Guidant Corp*                                           17,430
  300      Health Management Associates, Cl A*                      5,520
  100      Human Genome Sciences*                                   3,372
  120      IDEC Pharmaceuticals*                                    8,272
  150      Imclone Systems*                                         6,969
   50      Invitrogen*                                              3,097
  133      King Pharmaceuticals*                                    5,603
  100      Laboratory Corp of America*                              8,085
  250      Medimmune*                                              11,588
  250      Millennium Pharmaceuticals*                              6,127
  100      Myriad Genetics*                                         5,264
  300      Protein Design Labs*                                     9,840
  120      Quest Diagnostics*                                       8,605
  150      Sepracor*                                                8,559
  200      Shire Pharmaceuticals*                                   7,320
  150      St. Jude Medical*                                       11,648
   50      Stryker Corp                                             2,919
  150      Varian Medical Systems*                                 10,689
   50      Wellpoint Health Networks*                               5,843
                                                               ----------
                                                                  249,446
                                                               ----------
           INDUSTRIALS - 7.6%
  150      Apollo Group*                                            6,751
  100      CSX                                                      3,505
  250      Cendant*                                                 4,902
  155      Certegy*                                                 5,304
  250      Checkfree*                                               4,500
  150      Choice Point*                                            7,604
  100      Convergys*                                               3,749
  150      DEVRY*                                                   4,277
  210      Equifax                                                  5,072
  275      FiServ*                                                 11,638
   50      L-3 Communications*                                      4,500
   50      Northrop Grumman                                         5,040
  150      Robert Half International*                               4,047
   50      SPX *                                                    6,845
  100      Sabre Group Holdings*                                    4,235
  200      United Defense Industries*                               4,210
                                                               ----------
                                                                   86,179
                                                               ----------


See accompanying Notes to Financial Statements.

(18     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SCHEDULE OF INVESTMENTS December 31, 2001


MID CAP GROWTH PORTFOLIO (CONCLUDED)

SHARES                SECURITY DESCRIPTION                       VALUE
-------------------------------------------------------------------------
           INFORMATION TECHNOLOGY - 25.1%
  150      Adobe Systems                                       $    4,658
  110      Affiliated Computer Services, Cl A*                     11,674
  750      Agere Systems*                                           4,261
  150      Altera*                                                  3,183
  150      Amdocs*                                                  5,095
  100      Amphenol, Cl A                                           4,805
  200      Apple Computer*                                          4,380
  200      Arrow Electronics*                                       5,980
  150      AutoDesk                                                 5,590
  300      BEA Systems*                                             4,620
  450      BMC Software*                                            7,366
  100      Broadcom*                                                4,087
  150      Brocade Communications Systems*                          4,968
  250      Cadence Design Systems*                                  5,480
  100      Check Point Software Technologies*                       3,989
  250      Citrix Systems*                                          5,665
  250      Conexant Systems*                                        3,590
  200      Cree*                                                    5,892
  100      Electronic Arts*                                         6,062
  350      Extreme Networks*                                        4,515
  200      Fairchild Semicon International, Cl A*                   5,640
1,050      I2 Technologies*                                         8,295
  250      Integrated Device Technology*                            6,647
  100      Intersil*                                                3,225
  150      Intuit*                                                  6,417
  600      JDS Uniphase*                                            5,208
  110      KLA-Tencor*                                              5,452
  150      KPMG Consulting*                                         2,507
  250      LSI Logic*                                               3,945
  300      Lawson Software*                                         4,725
  100      Marvell Technology Group*                                3,582
  350      McDATA, Cl A*                                            8,575
  150      Microchip Tech*                                          5,811
  400      Microtune*                                               9,384
  200      National Semiconductor*                                  6,158
  300      Network Appliance*                                       6,561
   50      Novellus Systems*                                        1,972
  100      PeopleSoft*                                              4,020
  350      Peregrine Systems*                                       5,191
  200      Polycom*                                                 6,814
  250      Powerwave Technologies*                                  4,320
  400      Rational Software*                                       7,800
  100      RF Micro Devices*                                        1,923
  260      Sanmina Corp*                                            5,174
  150      Scientific-Atlanta                                       3,591
  240      Sungard Data Systems*                                    6,934
  250      Symbol Technologies                                      3,970
   60      Synopsys*                                                3,544
  100      Tech Data*                                               4,328
  700      3Com*                                                    4,466
  250      UTStarcom*                                               7,125
  100      VeriSign*                                                3,804
1,100      Vignette*                                                5,907
  200      Waters*                                                  7,750
                                                               ----------
                                                                  286,625
                                                               ----------

SHARES                SECURITY DESCRIPTION                       VALUE
-------------------------------------------------------------------------
           MATERIALS - 1.5%
  250      Packaging Corp of America*                          $    4,538
  690      Pactiv*                                                 12,248
                                                               ----------
                                                                   16,786
                                                               ----------
           TELECOMMUNICATION SERVICES - 1.5%
  550      American Tower, Cl A*                                    5,208
  350      Nextel Communications, Cl A*                             3,836
  650      Nextel Partners, Cl A*                                   7,800
                                                               ----------
                                                                   16,844
                                                               ----------
           UTILITIES - 1.6%
  600      Calpine*                                                10,074
  500      Mirant*                                                  8,010
                                                               ----------
                                                                   18,084
                                                               ----------
TOTAL COMMON STOCKS (COST $914,817)                             1,006,921
                                                               ----------
RELATED PARTY MONEY MARKET FUND - 12.4%
141,689    First American Prime Obligations Fund
           (Cost $141,689)(a)                                     141,689
                                                               ----------
TOTAL INVESTMENTS IN SECURITIES - 100.7% (COST $1,056,506)(b)  $1,148,610
                                                               ----------

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this portfolio. See also Notes to Financial Statements.

(b) On December 31, 2001, the cost of investments for federal income tax purposes was $1,163,298. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:

     Gross unrealized appreciation      $  119,423
     Gross unrealized depreciation        (134,111)
                                        ----------
     Net unrealized depreciation        $  (14,688)
                                        ----------
*Non-income producing security

ADR  American Depositary Receipt
Cl   Class


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     19)

NOTICE TO SHAREHOLDERS December 31, 2001


     SHAREHOLDER MEETINGS

     At a special meeting of shareholders of the First American Insurance Portfolios (FAIP), held on August 31, 2001, shareholders approved the following proposals:

     (1) The shareholders of all of the Portfolios, voting together as a class, approved a proposal to elect the following individuals to the Board of Directors of FAIP:

                                            SHARES VOTED FOR     SHARES WITHHELD
     ---------------------------------------------------------------------------
     Robert J. Dayton                          1,806,476              95,712
     Andrew S. Duff                            1,856,220              45,968
     Roger A. Gibson                           1,856,220              45,968
     Andrew M. Hunter III                      1,856,220              45,968
     Leonard W. Kedrowski                      1,806,476              95,712
     John M. Murphy, Jr.                       1,856,220              45,968
     Richard K. Riederer                       1,856,220              45,968
     Joseph D. Strauss                         1,806,476              95,712
     Virginia L. Stringer                      1,856,220              45,968
     James M. Wade                             1,856,220              45,968
     ---------------------------------------------------------------------------

     (2) The shareholders of all of the Portfolios, voting together as a class, voted to ratify the selection of Ernst & Young LLP as the independent public accountants for FAIP. The following votes were cast regarding this proposal:

                                                           SHARES       SHARES
                                     SHARES VOTED FOR     WITHHELD     ABSTAINED
     ---------------------------------------------------------------------------
                                            1,831,137       21,013       50,038
     ---------------------------------------------------------------------------


(20     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001


DIRECTORS AND OFFICERS OF THE FUND

                                POSITION(S)   TERM OF OFFICE
                                HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE          WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               Director      Term expiring earlier of death,
5140 Norwest Center,                          resignation, removal,
Minneapolis, Minnesota 55402                  disqualification, or successor
(59)                                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Roger A. Gibson,                Director      Term expiring earlier of death,
1020 15th Street, Suite 41A,                  resignation, removal,
Denver, Colorado 80202 (55)                   disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Andrew M. Hunter III,           Director      Term expiring earlier of death,
537 Harrington Road, Wayzata,                 resignation, removal,
Minnesota 55391 (54)                          disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Leonard W. Kedrowski,           Director      Term expiring earlier of death,
16 Dellwood Avenue, Dellwood,                 resignation, removal,
Minnesota 55110 (60)                          disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Richard K. Riederer,            Director      Term expiring earlier of death,
741 Chestnut Road, Sewickley,                 resignation, removal,
Pennsylvania 15143 (57)                       disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              2001

Joseph D. Strauss,              Director      Term expiring earlier of death,
8525 Edinbrook Crossing,                      resignation, removal,
Suite 5, Brooklyn Park,                       disqualification, or successor
Minnesota 55443 (61)                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                           NUMBER OF                    OTHER
                                                                           PORTFOLIOS IN FUND           DIRECTORSHIPS
                                PRINCIPAL OCCUPATION(S)                    COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE          DURING PAST 5 YEARS                        BY DIRECTOR                  BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               Retired Chief Executive Officer, Okabena   First American Funds         None
5140 Norwest Center,            Company, a private family financial        Complex: fifteen Registered
Minneapolis, Minnesota 55402    services office; Chairman, Okabena         Investment Companies,
(59)                            Company Board (1989-present); Chief        including seventy three
                                Executive Officer, Okabena Company         portfolios
                                (1993-June 2001)

Roger A. Gibson,                Vice President, Cargo - United Airlines,   First American Funds         None
1020 15th Street, Suite 41A,    since July 2001; Vice President, North     Complex: fifteen Registered
Denver, Colorado 80202 (55)     America-Mountain Region for United         Investment Companies,
                                Airlines (1995-2001)                       including seventy three
                                                                           portfolios

Andrew M. Hunter III,           Chairman, Hunter, Keith Industries, a      First American Funds         None
537 Harrington Road, Wayzata,   diversified manufacturing and services     Complex: fifteen Registered
Minnesota 55391 (54)            management company, since 1975             Investment Companies,
                                                                           including seventy three
                                                                           portfolios

Leonard W. Kedrowski,           Owner, Executive and Management            First American Funds         None
16 Dellwood Avenue, Dellwood,   Consulting, Inc., a management             Complex: fifteen Registered
Minnesota 55110 (60)            consulting firm, since 1992; Chief         Investment Companies,
                                Executive Officer, Creative Promotions     including seventy three
                                International, LLC, a promotional award    portfolios
                                programs and products company, since
                                1999; Board member, GC McGuiggan
                                Corporation (dba Smyth Companies),
                                manufacturer of designer doors; acted
                                as CEO of Graphics Unlimited from
                                1996-1998

Richard K. Riederer,            Retired; President and Chief Executive     First American Funds         None
741 Chestnut Road, Sewickley,   Officer, Weirton Steel (1995-2001);        Complex: fifteen Registered
Pennsylvania 15143 (57)         Director, Weirton Steel (1993-2001);       Investment Companies,
                                Executive Vice President and Chief         including seventy three
                                Financial Officer, Weirton Steel,          portfolios
                                (1994-1995); Vice President of Finance
                                and Chief Financial Officer, Weirton
                                Steel (1989-1994)

Joseph D. Strauss,              Chairman of FAF's and FAIF's Boards        First American Funds         None
8525 Edinbrook Crossing,        from 1993 to September 1997 and of         Complex: fifteen Registered
Suite 5, Brooklyn Park,         FASF's Board from June 1996 to             Investment Companies,
Minnesota 55443 (61)            September 1997; President of FAF and       including seventy three
                                FAIF from June 1989 to November            portfolios
                                1989; Owner and Executive Officer,
                                Excensus TM LLC, a consulting firm,
                                since 2001; Owner and President,
                                Strauss Management Company, since
                                1993; Owner, Chairman and Chief
                                Executive Officer, Community Resource
                                Partnerships, Inc., a strategic planning,
                                operations management, government
                                relations, transportation planning and
                                public relations organization, since
                                1993; attorney at law
---------------------------------------------------------------------------------------------------------------------


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     21)

NOTICE TO SHAREHOLDERS December 31, 2001


                                 POSITION(S)   TERM OF OFFICE
                                 HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
Virginia L. Stringer,            Chair;        Chair Term three years.
712 Linwood Avenue,              Director      Directors Term expiring earlier
St. Paul, Minnesota 55105 (57)                 of death, resignation, removal,
                                               disqualification, or successor
                                               duly elected and qualified. Chair
                                               of FAIP's Board since 1999;
                                               Director of FAIP since August
                                               1999

James M. Wade,                   Director      Term expiring earlier of death,
2802 Wind Bluff Circle,                        resignation, removal,
Wilmington, North Carolina                     disqualification, or successor
28409 (58)                                     duly elected and qualified.
                                               Director of FAIP since August
                                               2001

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Director      Term expiring earlier of death,
800 Nicollet Mall, Minneapolis,                resignation, removal,
Minnesota 55402 (60)*                          disqualification, or successor
                                               duly elected and qualified.
                                               Director of FAIP since August
                                               1999
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,            Owner and President, Strategic                First American Funds         None
712 Linwood Avenue,              Management Resources, Inc., since             Complex: fifteen Registered
St. Paul, Minnesota 55105 (57)   1993; Executive Consultant for State          Investment Companies,
                                 Farm Insurance Company since 1997;            including seventy three
                                 formerly President and Director, The          portfolios
                                 Inventure Group, a management
                                 consulting and training company;
                                 President, Scott's, Inc., a transportation
                                 company, and Vice President of Human
                                 Resources, The Pillsbury Company

James M. Wade,                   Owner and President, Jim Wade Homes,          First American Funds         None
2802 Wind Bluff Circle,          a homebuilding company, since 1999;           Complex: fifteen Registered
Wilmington, North Carolina       Vice President and Chief Financial            Investment Companies,
28409 (58)                       Officer, Johnson Controls, Inc., a            including seventy three
                                 controls manufacturing company                portfolios
                                 (1987-1991)

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Chairman and Chief Investment Officer,        First American Funds         None
800 Nicollet Mall, Minneapolis,  First American Asset Management and           Complex: fifteen Registered
Minnesota 55402 (60) *           U.S. Bank Trust, N.A., and Executive          Investment Companies,
                                 Vice President, U.S. Bancorp                  including seventy three
                                 (1991-1999); Executive Vice President,        portfolios
                                 U.S. Bancorp since January 1999;
                                 Minnesota State Chairman -
                                 U.S. Bancorp since 2000
-------------------------------------------------------------------------------------------------------------------------

*Mr. Murphy is considered an "interested" Director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management and its predecessor, First American Asset Management, U.S. Bank Trust, National Association, and his ownership of securities issued by U.S. Bancorp.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND, or writing First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

                                 POSITION(S)   TERM OF OFFICE
                                 HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         President     Re-elected by the Board
U.S. Bancorp Asset                             annually; President of FAIP
Management, Inc., 800 Nicollet                 since February 2001
Mall, Minneapolis, Minnesota
55402 (39)*

Mark S. Jordahl,                 Vice          Re-elected by the Board
U.S. Bancorp Asset               President -   annually; Vice President -
Management, Inc.                 Investments   Investments of FAIP since
800 Nicollet Mall, Minneapolis,                September 2001
Minnesota 55402 (41)*
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         Chief Executive Officer of U.S. Bancorp       NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since May
Management, Inc., 800 Nicollet   2001; Chief Executive Officer of
Mall, Minneapolis, Minnesota     First American Asset Management from
55402 (39)*                      December 2000 through May 2001 and
                                 of Firstar Investment & Research
                                 Management Company from February
                                 2001 through May 2001; Senior
                                 Managing Director and Head of Equity
                                 Research of U.S. Bancorp Piper Jaffray
                                 through December 2000; Senior Airline
                                 Analyst and Director of Equity Research
                                 of Credit Suisse First Boston through
                                 1998

Mark S. Jordahl,                 Chief Investment Officer of U.S. Bancorp      NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since
Management, Inc.                 September 2001; President and Chief
800 Nicollet Mall, Minneapolis,  Investment Officer, ING Investment
Minnesota 55402 (41)*            Management - Americas (September
                                 2000 to present); Senior Vice President
                                 and Chief Investment Officer, ReliaStar
                                 Financial Corp. (January 1998 to September
                                 2000); Executive Vice President and
                                 Managing Director, Washington Square
                                 Advisers (January 1996 to December 1997);
                                 Senior Vice President, Private Placements,
                                 Washington Square Capital, Inc. (January
                                 1992 to January 1996)
-------------------------------------------------------------------------------------------------------------------------


(22     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001


                                 POSITION(S)      TERM OF OFFICE
                                 HELD             AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND        TIME SERVED
--------------------------------------------------------------------------------
Peter O. Torvik,                 Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Marketing        Marketing of FAIP since
800 Nicollet Mall, Minneapolis,                   September 2000
Minnesota 55402 (47)*

Jeffery M. Wilson,               Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Administration   Administration of FAIP since
800 Nicollet Mall, Minneapolis,                   March 2000
Minnesota 55402 (45)*

Robert H. Nelson,                Treasurer        Re-elected by the Board
U.S. Bancorp Asset                                annually; Treasurer of FAIP
Management, Inc. 800 Nicollet                     since March 2000
Mall, Minneapolis, Minnesota
55402 (38)*

James L. Chosy,                  Secretary        Re-elected by the Board
U.S. Bancorp Asset                                annually; Secretary of FAIP
Management, Inc.                                  since February 2001
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since March 2000;
Minnesota 55402 (56)                              Secretary of FAIP from
                                                  September 1999 through March
                                                  2000

James D. Alt,                    Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since September 1999
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since September 1999
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant        Re-elected by the Board
612 E. Michigan Street,          Secretary        annually; Assistant Secretary of
Milwaukee, WI 53202 (34)*                         FAIP since September 2001
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                          NUMBER OF            OTHER
                                                                          PORTFOLIOS IN FUND   DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                  COMPLEX OVERSEEN     HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                      BY DIRECTOR          BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Peter O. Torvik,                 Executive Vice President of              NA                   NA
U.S. Bancorp Asset               U.S. Bancorp Asset Management since
Management, Inc.                 May 2001; Executive Vice President of
800 Nicollet Mall, Minneapolis,  First American Asset Management from
Minnesota 55402 (47)*            February 2001 through May 2001;
                                 President and partner of DPG Group, a
                                 Florida-based partnership engaged in
                                 affinity marketing through 2000

Jeffery M. Wilson,               Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset               Asset Management since May 2001;
Management, Inc.                 Senior Vice President of First American
800 Nicollet Mall, Minneapolis,  Asset Management through May 2001
Minnesota 55402 (45)*

Robert H. Nelson,                Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset               Asset Management since May 2001;
Management, Inc. 800 Nicollet    Senior Vice President of First American
Mall, Minneapolis, Minnesota     Asset Management from 1998 through
55402 (38)*                      May 2001 and of Firstar Investment &
                                 Research Management Company from
                                 February 2001 through May 2001;
                                 Senior Vice President of Piper Capital
                                 Management Inc. through 1998

James L. Chosy,                  Associate General Counsel of             NA                   NA
U.S. Bancorp Asset               U.S. Bancorp since 1996
Management, Inc.
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (56)

James D. Alt,                    Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant Vice President, Fund           NA                   NA
612 E. Michigan Street,          Compliance Administrator, U.S. Bancorp
Milwaukee, WI 53202 (34)*        Fund Services, LLC (fka Firstar Mutual
                                 Fund Services, LLC) since March 1997
------------------------------------------------------------------------------------------------------------

*Messrs. Schreier, Jordahl, Torvik, Wilson, Nelson and Chosy are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAIP. Mr. Hess is an officer of U.S. Bancorp Fund Services, LLC, which serves as Co-Administrator for FAIP.


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     23)

[LOGO] FIRST AMERICAN FUNDS(TM)



DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each portfolio.

For a prospectus containing more information on First American Insurance Portfolios, including investment policies, fees, and expenses, please contact your participating insurance company.


INVESTMENT ADVISOR AND ADMINISTRATOR
     U.S. BANCORP ASSET MANAGEMENT, INC.,
     A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     415 Walnut Street
     Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     1400 Pillsbury Center
     200 South Sixth Street
     Minneapolis, Minnesota 55402

FUND COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Minneapolis, Minnesota 55402


2019-02 2/2002

[LOGO] FIRST AMERICAN FUNDS(TM)                2001
                                               ANNUAL REPORT





                                    INSURANCE
                                   PORTFOLIOS

                                International
                             Large Cap Growth
                               Mid Cap Growth
                             Small Cap Growth
                                   Technology








"Integrity and firmness is all I can promise; these, be the voyage long or short, never shall forsake me."

     _George Washington

FIRST AMERICAN FUNDS

WE BELIEVE INVESTMENT SUCCESS IS DEVELOPED OVER A LIFETIME. THE APPROACH MUST BE STRATEGIC AND GOAL-ORIENTED. THE PORTFOLIO MUST HAVE DEPTH AND BREADTH. AND THE INDIVIDUAL INVESTMENTS SHOULD DELIVER ABOVE MARKET PERFORMANCE OVER A SUSTAINED PERIOD OF TIME.






TABLE OF CONTENTS

MESSAGE TO SHAREHOLDERS                  1
REPORT OF INDEPENDENT AUDITORS          13
STATEMENTS OF ASSETS AND LIABILITIES    14
STATEMENTS OF OPERATIONS                15
STATEMENTS OF CHANGES IN NET ASSETS     16
FINANCIAL HIGHLIGHTS                    18
NOTES TO FINANCIAL STATEMENTS           20
SCHEDULE OF INVESTMENTS                 24
NOTICE TO SHAREHOLDERS                  33







--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS  February 15, 2002



     DEAR CONTRACT OWNERS:

     Speaking for the board of directors and the staff of U.S. Bancorp Asset Management, Inc., thank you for the ongoing opportunity you have given us to manage your investments. This has been a momentous year for First American Funds, as it has grown by combining funds with the Firstar Fund family. We believe this combination will provide significantly greater resources and capabilities that should prove beneficial to you.

     The past year is one that will leave its mark on all Americans due to a series of tumultuous and trying circumstances. Starting with a disputed Presidential election at the end of 2000, and followed by a slowing U.S. economy, a series of interest-rate cuts by the Federal Reserve, and the unprecedented terrorist action on September 11, the investment environment was like nothing we had ever witnessed. Like you, we will always remember those who lost their lives in the tragic terrorist attacks and the many citizens who sacrificed themselves in a heroic cause.

     Not surprisingly, this sequence of events resulted in market volatility. Bond markets generally benefited during this time, while equity markets underwent a fairly dramatic and sustained correction. A market environment such as this can be extremely challenging, and we are reminded that from time to time unusual events can create trying times for investors. This is when a focus on maintaining a disciplined, diversified approach is so important in helping you achieve your long-term objectives.

     This report provides you with details of investment results, fund holdings, financial statements, and notes relating to fund operations for the fiscal year ended December 31, 2001. Please review this information at your convenience.

     We thank you for putting your trust in the investment management of First American Funds. We are committed to helping you achieve your investment goals.


     Sincerely,

     /s/ Virginia L. Stringer                     /s/ Mark Jordahl


     VIRGINIA L. STRINGER                         MARK JORDAHL

     Chairperson of the Board                     Chief Investment Officer
     First American Insurance Portfolios, Inc.    U.S. Bancorp Asset Management,
                                                  Inc.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     1)

INTERNATIONAL

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL



As world markets coped with a steadily weakening global economy, the First American International Portfolio posted a decline of 24.52% for the 12-month period ended December 31, 2001. During the same 12-month period, the portfolio's benchmark, the MSCI EAFE Index, declined 21.21%*.

The period witnessed a dramatic deterioration in global economic activity, and a particularly pronounced backlash against the technology, media, and telecommunications companies that had performed so well in preceding years. A series of interest-rate cuts by the U.S. Federal Reserve, along with the eventual loosening of monetary policy in Europe and Japan, were not enough to reinvigorate the global economy. The September 11 attacks on the United States ended the period on a somber note, virtually eliminating hopes of a rapid global economic rebound in 2001.

During the first half of 2001, the portfolio's performance relative to country selection was neutral. The portfolio began the year with a bearish position in Japan and moved to an index-neutral position by mid-year. Contrary to the portfolio's position in Japan, the exposure in Europe was more bullish at the beginning of the year and slightly underweight by mid-year. From a sector perspective, key drivers behind performance were the overweight positions in pharmaceuticals, financial services, and consumer goods. There was little to no sustainable leadership on either a country or sector basis.

Having begun the second half of the year positioned somewhat defensively, there was a gradual shift in the portfolio during the fourth quarter in favor of more economically sensitive stocks, reflecting the increased likelihood that an economic recovery in the United States and Europe would occur in 2002. The portfolio lagged the overall index return, held back by shortfalls in Japan and parts of Europe. An underweight to the poorly performing Japanese market, however, added value. On a sectoral basis, our consumer-related and financials holdings disappointed. Only partially offsetting these results, the portfolio benefited from strong relative stock selection in the information technology sector.

Prior to the attacks, the immediate outlook for the global economy appeared delicately balanced between a synchronized global recession and a modest cyclical recovery led by the United States. It looked as if an improved economic environment might be evident before 2002, but the events on September 11 clearly changed the climate. Still, continued interest-rate cuts by central banks in the United States and Europe, along with increased government spending by the United States, appeared to create a higher likelihood that economic rebounds for the United States and Europe are in the offering in 2002.

It's valuable to note that, historically speaking, markets have generally performed poorly during the buildup that leads to military conflict. Once the battle begins, however, markets traditionally have turned upward. While the events on September 11 have increased the level of uncertainty in the market, it seems likely that stocks could react positively to an economic recovery and improved corporate profits. The portfolio will continue to adhere to its bottom-up discipline, with a focus on well-managed companies that offer long-term earnings growth potential and are attractively priced.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                                 SINCE INCEPTION(4)
                                                  ------------------------------
                                          1 YEAR      4/28/2000    9/28/2001
--------------------------------------------------------------------------------
Class IA                                 -24.52%        -25.49%           --
--------------------------------------------------------------------------------
Class IB                                      --             --        5.61%
--------------------------------------------------------------------------------
MSCI EAFE Index(3)                       -21.21%        -18.10%        6.98%
--------------------------------------------------------------------------------

*UNLIKE INVESTMENT PORTFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES, TRANSACTION COSTS, OR CASH FLOW EFFECTS.

(2     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

INTERNATIONAL


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

                FIRST AMERICAN
                 INTERNATIONAL
                   PORTFOLIO,            MSCI EAFE
                    CLASS IA              INDEX(3)
                ----------------------------------

04/2000             10,000                 10,000
12/2000              8,090                  9,085
06/2001              6,860                  7,776
12/2001              6,106                  7,158

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

    On July 1, 2001, Clay Finlay Inc. was hired as subadvisor to manage the portfolio's assets.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The MSCI EAFE Index is an unmanaged index including approximately 1,100 companies representing stock markets of 20 European countries, Australia, New Zealand, Japan, Hong Kong, and Singapore.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the International Portfolio IB represents cumulative total return as the portfolio has been in operation less than one year.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     3)

LARGE CAP GROWTH

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL



Growth stocks, the dominant performer of the markets in the late 1990s, bore the brunt of a severe bear market that began in early 2000. The First American Large Cap Growth Portfolio declined 30.60% for the fiscal year ended December 31, 2001. During the 12-month period, the portfolio's benchmark, the Russell 1000 Growth Index, declined 20.42%*.

The domestic economy faced a significant slowdown dating back to the closing months of 2000. The situation was even more severe for many major U.S. corporations. They found themselves in what can be described as a "profits recession." Corporate earnings declined dramatically, and stock prices paid a significant price as a result. Large-cap growth stocks, which had been major beneficiaries of an unprecedented bull market in the previous decade, were particularly hard hit. Investors were clearly surprised by the depth of the profit decline, and a major sell-off resulted.

The portfolio began the fiscal year with a heavy emphasis on technology stocks. That proved to be damaging to the portfolio in the early months, as technology stalwarts such as Cisco Systems and Texas Instruments saw their stock prices plunge. As the year progressed, stock selection in this sector became focused on less aggressive companies with the potential to offer stable profit growth.

During the first half of the year, the portfolio put an increased weighting in growth stocks from the health care and consumer areas. Health care stocks proved to be the best-performing sector in the marketplace during this time. As the end of the year neared, and thoughts on the economy began to improve, the health care positions were reduced and technology weightings were increased. The adjustments were timely as the technology market reversed course in the fourth quarter and provided favorable returns to the portfolio.

Another damaging aspect of the past year's market was a sudden change in the fortunes of energy stocks. Early in the period, energy stocks looked particularly attractive, as high demand and reduced supplies resulted in a boost in oil and natural gas prices. However, as the economy lost steam, demand fell as well as the values of many energy stocks. During the last few months of the year, energy stocks have once again become more favorable.

The main question surrounding growth stocks going forward is when the economy will begin to recover. Although the events on September 11 initially dealt a setback to hopes for a rapid rebound, the market has responded favorably to a variety of factors as well as the seeming success in the war on terrorism. Indications of a shorter and milder than expected recession are evident. While corporate profits improve and stabilize, the portfolio will maintain a somewhat defensive posture in its stock selection. Once it becomes evident that the economy is on the rise for the long-term, the market for large-cap growth stocks, a core holding for many investors, is likely to improve.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                                 SINCE INCEPTION(4)
                                                  ------------------------------
                                          1 YEAR      4/28/2000     5/2/2001
--------------------------------------------------------------------------------
Class IA                                 -30.60%        -28.44%           --
--------------------------------------------------------------------------------
Class IB                                      --             --      -18.79%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(3)             -20.42%        -25.93%       -9.36%
--------------------------------------------------------------------------------

*UNLIKE INVESTMENT PORTFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES,
 TRANSACTION COSTS, OR CASH FLOW EFFECTS.


(4     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

LARGE CAP GROWTH


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

                 FIRST AMERICAN
                LARGE CAP GROWTH
                    PORTFOLIO,         RUSSELL 1000
                     CLASS IA         GROWTH INDEX(3)
                -------------------------------------

04/2000              10,000               10,000
12/2000               8,222                7,603
06/2001               6,365                6,521
12/2001               5,706                6,051

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The Russell 1000 Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the Large Cap Growth IB portfolio represents cumulative total return as the portfolio has been in operation less than one year.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     5)

MID CAP GROWTH

INVESTMENT OBJECTIVE: GROWTH OF CAPITAL



Growth stocks faced significant challenges in the fiscal year ended December 31, 2001. This took a toll on the First American Mid Cap Growth Portfolio, which declined 22.40% since its inception on January 4, 2001. By comparison, the portfolio's benchmark, the Russell Midcap Growth Index, declined by 24.47% over the one-year period*.

Beginning in the closing months of 2000 and continuing through most of the year, the U.S. economy, which had enjoyed tremendous growth in previous years, suddenly began to slow significantly. While not yet slipping into a recession, economic growth was tepid at best through much of the fiscal year. That created a difficult environment for growth stocks, which depend on increasing revenues and profits to rise in value. Technology stocks, commonly a big part of any growth portfolio, were the hardest hit. As many companies trimmed their spending on technology and telecommunications equipment, a number of these stocks were driven down in dramatic fashion.

Given that reality, the portfolio shifted its focus to other types of mid-cap growth stocks. Better opportunities were identified in areas like energy, financial services, and health care.

The tragic attacks that occurred on September 11 left a mark on the U.S. economy. Hopes of avoiding a recession faded as a result of the tragedy. The portfolio was positioned somewhat defensively with an overweight position in health care, an underweight position in technology, and a focus on larger companies in the mid-cap market with reasonable earnings.

This defensive posture actually hurt performance as the market shrugged off current conditions in anticipation of a strong economic recovery. The smallest companies, with low prices and very little, if any, earnings, led the rebound along with technology and cyclical stocks. Although the initial growth was missed, the technology weighting in the portfolio was modified to allow participation with the rally in this sector.

As the economy begins to recover and another cycle of growth gets underway, the portfolio should be able to capitalize on a number of investment opportunities. Mid-cap stocks have a solid record of performing well in the early stages of an economic recovery. While this area of the market can be subject to significant volatility, there are reasons to be optimistic about long-term prospects for the portfolio. With the added fiscal stimulus by the Federal Reserve and the U.S. government, the environment is likely to improve for mid-cap companies that are looking for capital to grow their businesses. What's more, mid-cap growth stocks still appear to be attractively valued in the market, which should draw more investor interest as stocks find their way back into positive territory.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                                 SINCE INCEPTION(4)
                                                    ----------------------------
                                                      1/4/2001     5/2/2001
--------------------------------------------------------------------------------
Class IA                                               -22.40%           --
--------------------------------------------------------------------------------
Class IB                                                    --      -16.03%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(3)                         -24.47%       -8.21%
--------------------------------------------------------------------------------

*UNLIKE INVESTMENT PORTFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES,
 TRANSACTION COSTS, OR CASH FLOW EFFECTS.


(6     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

MID CAP GROWTH


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

                  FIRST AMERICAN
                  MID CAP GROWTH
                    PORTFOLIO,        RUSSELL MIDCAP
                     CLASS IA         GROWTH INDEX(3)
                  -----------------------------------

01/2001              10,000               10,000
03/2001               8,170                7,087
06/2001               8,810                8,233
09/2001               6,440                5,945
12/2001               7,760                7,553

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment. Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to more abrupt or erratic price fluctuations than large-capitalization companies.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Index is an unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the Mid Cap Growth Portfolio IA and the Mid Cap Growth Portfolio IB represents cumulative total return as the portfolios have been in operation less than one year.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     7)

SMALL CAP GROWTH

INVESTMENT OBJECTIVE: GROWTH OF CAPITAL



Growth stocks were out of favor throughout the fiscal year ended December 31, 2001. Facing that challenge, the First American Small Cap Growth Portfolio declined 16.50% from its inception on January 4, 2001, through the end of the year. This compares to the portfolio's benchmark, the Russell 2000 Growth Index, which was down 9.23% for the 12-month period ended December 31, 2001*.

The portfolio operated in an environment of a slowing U.S. economy throughout most of the year. This took a particularly heavy toll on growth-oriented stocks, which are dependent on the profits of underlying companies to generate higher share value. With business spending on the decline, especially in the technology sector, many of the companies in this part of the market had a difficult time meeting profit growth expectations. As a result, stock prices tumbled.

The severe bear market for technology issues forced the portfolio to invest in other types of stocks in order to generate growth. Early in the fiscal year, energy stocks fared well, as high demand and shrinking supply boosted those companies. However, the slowing economy took its toll as a sluggish business environment reduced demand, eventually driving energy prices lower and hurting the profitability of many companies. Similar to patterns during the year of other sectors, energy stocks reversed course late in the year to contribute to performance.

A heavy weighting in financial services stocks benefited the portfolio while technology stocks struggled for the majority of 2001. However, in the last few months, technology rallied despite fundamentals that were nearing their lowest point. The portfolio was underweight in technology at the time but aggressively increased holdings to benefit from the continued surge in performance.

Following the tragic events on September 11, the portfolio was positioned somewhat defensively with a focus on fundamentals, an overweight position in health care, and an underweight position in technology. This defensive posture actually hurt performance as the market shrugged off current conditions in anticipation of a strong economic recovery. The smallest companies, with low prices and very little, if any, earnings, led the rebound along with technology and cyclical stocks.

The outlook for 2002 is positive. The Federal Reserve and the U.S. government have added fiscal stimulus to the economy, which will likely pave the way for economic recovery. Small caps have led the way out of the past five recessions and valuations of small caps relative to large caps remain attractive. In addition, world demand for U.S. products should recover in the future, adding to the long-term growth prospects for a number of smaller companies. While volatility is likely to continue, small-cap growth stocks should be well-positioned to benefit from an economic recovery, creating an opportune time to own small-cap stocks.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                                 SINCE INCEPTION(4)
                                                   -----------------------------
                                                      1/4/2001    9/28/2001
--------------------------------------------------------------------------------
Class IA                                               -16.50%           --
--------------------------------------------------------------------------------
Class IB                                                    --       18.44%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(3)                           -16.03%       26.16%
--------------------------------------------------------------------------------

*UNLIKE INVESTMENT PORFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES,
 TRANSACTION COSTS, OR CASH FLOW EFFECTS.


(8     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SMALL CAP GROWTH


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

                  FIRST AMERICAN
                 SMALL CAP GROWTH
                    PORTFOLIO,         RUSSELL 2000
                     CLASS IA         GROWTH INDEX(3)
                 ------------------------------------

01/2001               10,000              10,000
03/2001                8,880               7,845
06/2001                9,850               9,255
09/2001                7,050               6,656
12/2001                8,350               8,397

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater volatility than stocks of larger companies and they may be expected to do so in the future.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is comprised of the smallest 2,000 companies in the Russell 3000 index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 large U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the Small Cap Growth Portfolio IA and the Small Cap Growth Portfolio IB represents cumulative total return as the portfolios have been in operation less than one year.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     9)

TECHNOLOGY

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL



In what was the worst market for technology stocks in three decades, the First American Technology Portfolio declined by 51.64% for the fiscal year ended December 31, 2001. Over the same timeframe, the portfolio's benchmark, the S&P Technology Composite Index, declined 24.02%*.

The bear market in technology stocks cut across nearly all business sectors within that market. Buyers, particularly in the business sector, pulled back their spending from the record levels seen prior to the onset of the Year 2000 computer issue. This led to a substantial contraction in valuations of technology stocks. While volatility is common in the technology sector, nothing this dramatic had been experienced since the mid-1970s, when the United States faced a severe recession.

Among the hardest hit areas were stocks in the previously flourishing telecommunications sector. Suddenly, the market faced a glut of capacity, and spending in that business declined significantly. Internet companies also faced the reality of invisible profits, and their stocks were buried in the avalanche of investor selling. The portfolio's emphasis on owning young, innovative companies with exciting products proved to be particularly taxing to the portfolio's return, as the market punished many of these more speculative securities. While these stocks can suffer through difficult times like the past year, history indicates that they can respond more quickly once the market recovers.

The portfolio also focused on firms and industries where earnings tended to hold up better despite the difficult economic environment. Those included software firms and select communications services companies. But, in both cases, the market did not relent, and even a number of quality companies suffered significant damage. Capping the already difficult year were the tragic events on September 11. In the aftermath, another major stock sell-off occurred, hitting technology stocks particularly hard.

It appears, however, that the market may have found its low point in the closing days of September as technology stocks have rebounded sharply since then. With fiscal stimulus from the Federal Reserve and the U.S. government, the groundwork has been set for a return of confidence for consumers and corporations, which would support a positive long-term outlook for this sector. One risk that has been eliminated is the concern that technology stocks were too highly valued. This doesn't seem to be an issue after the past year. Over time, the portfolio's focus on innovative companies should again prove to be productive for shareholders, but a long-term perspective is recommended.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                                 SINCE INCEPTION(4)
                                                  ------------------------------
                                          1 YEAR      4/28/2000    9/28/2001
--------------------------------------------------------------------------------
Class IA                                 -51.64%        -54.28%           --
--------------------------------------------------------------------------------
Class IB                                      --             --       44.33%
--------------------------------------------------------------------------------
S&P Technology Composite Index(3)        -24.02%        -38.43%       33.92%
--------------------------------------------------------------------------------

*UNLIKE INVESTMENT PORTFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES,
 TRANSACTION COSTS, OR CASH FLOW EFFECTS.


(10     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

TECHNOLOGY


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

                  FIRST AMERICAN
                    TECHNOLOGY
                    PORTFOLIO,         S&P TECHNOLOGY
                     CLASS IA        COMPOSITE INDEX(3)
                 --------------------------------------

04/2000               10,000              10,000
12/2000                5,567               5,830
06/2001                3,433               4,961
12/2001                2,692               4,440

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment. Sector portfolios such as the First American Technology Portfolio are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are portfolios that invest in multiple industries. Share prices of sector portfolios also will fluctuate with changing market conditions, as will share prices of other stock portfolios. Sector portfolios should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

    The Technology Portfolio's 2000 returns were higher due in part to its strategy of investing in IPOs and technology-related stocks in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the portfolio's future investment in IPOs and technology stocks will have the same effect on performance as it had in 2000. Investments in the First American Technology Portfolio are more vulnerable to price fluctuation as a result of the narrow focus of technology investing and the fact that the products of companies in which the portfolio invests may be subject to rapid obsolescence.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The S&P Technology Composite Index is an unmanaged index of technology stocks in the S&P 500 Composite Index (an unmanaged index of large-capitalization stocks).

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the Technology Portfolio IB represents cumulative total return as the portfolio has been in operation less than one year.


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     11)

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS


     The Board of Directors and Shareholders
     First American Insurance Portfolios, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International, Large Cap Growth, Mid Cap Growth, Small Cap Growth, and Technology Portfolios (five of the portfolios constituting the First American Insurance Portfolios, Inc.) (the Portfolios) as of December 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International, Large Cap Growth, Mid Cap Growth, Small Cap Growth and Technology Portfolios of the First American Insurance Portfolios, Inc. as of December 31, 2001, and the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP

     Minneapolis, Minnesota
     February 1, 2002


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     13)

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2001


                                                                                    LARGE       MID CAP     SMALL CAP
                                                              INTERNATIONAL    CAP GROWTH        GROWTH        GROWTH    TECHNOLOGY
                                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
--------------------------------------------------------------  -----------   -----------   -----------   -----------   -----------
ASSETS:
Investments in securities, at value (cost $2,378,603,
 $2,383,934, $1,056,506, $948,460, and $1,479,593)              $ 2,300,369   $ 2,336,822   $ 1,148,610   $ 1,034,067   $ 1,625,006
Foreign currency, at value (cost $34,606, $0, $0, $0, and $0)        34,691            --            --            --            --
Cash in bank on demand deposit                                      171,645            --            --            --        18,663
Dividends and interest receivable                                     6,302         2,213           340           199           329
Capital shares sold                                                     405         3,413        21,340         5,247         3,785
Receivable for investment securities sold                                --         6,397        23,461        45,278        37,650
Receivable from advisor                                                  --         2,626         6,560         9,668         3,261
Foreign withholding tax reclaim receivable                               14            --            --            --            --
--------------------------------------------------------------  -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS                                                      2,513,426     2,351,471     1,200,311     1,094,459     1,688,694
==============================================================  ===========   ===========   ===========   ===========   ===========
LIABILITIES:
Bank overdraft                                                           --         9,009            --         4,204            --
Payable for investment securities purchased                          16,110         6,431        54,590         8,292        58,536
Capital shares redeemed                                                 235             3         1,124           846         9,816
Payable to affiliates                                                21,531         1,393            --         6,494         5,412
Accrued expenses and other liabilities                               10,708        11,464         4,385           469         9,183
--------------------------------------------------------------  -----------   -----------   -----------   -----------   -----------
TOTAL LIABILITIES                                                    48,584        28,300        60,099        20,305        82,947
==============================================================  ===========   ===========   ===========   ===========   ===========
NET ASSETS                                                      $ 2,680,191   $ 2,323,171   $ 1,140,212   $ 1,074,154   $ 1,605,747
==============================================================  ===========   ===========   ===========   ===========   ===========
COMPOSITION OF NET ASSETS:
Portfolio capital                                               $ 4,135,412   $ 3,406,249   $ 1,387,083   $ 1,248,638   $ 3,655,149
Accumulated net investment loss                                      (8,661)           --            --            --            --
Accumulated net realized loss on investments                     (1,582,754)   (1,035,966)     (388,975)     (260,091)   (2,194,815)
Net unrealized appreciation (depreciation) of investments           (78,234)      (47,112)       92,104        85,607       145,413
Net unrealized depreciation on translation of assets and
 liabilities in foreign currency                                       (921)           --            --            --            --
--------------------------------------------------------------  -----------   -----------   -----------   -----------   -----------
NET ASSETS                                                      $ 2,464,842   $ 2,323,171   $ 1,140,212   $ 1,074,154   $ 1,605,747
==============================================================  ===========   ===========   ===========   ===========   ===========
CLASS IA:
Net assets                                                      $ 2,448,536   $ 2,301,151   $ 1,071,301   $ 1,039,603   $ 1,602,354
Shares issued and outstanding (unlimited number of shares
 authorized)                                                        404,166       400,893       138,081       124,468       572,955
Net asset value, offering price, and redemption price per
 share                                                          $      6.06   $      5.74   $      7.76   $      8.35   $      2.80

CLASS IB:
Net assets                                                      $    16,306   $    22,020   $    68,911   $    34,551   $     3,393
Shares issued and outstanding (unlimited number of shares
 authorized)                                                          2,690         3,837         8,896         4,138         1,212
Net asset value, offering price, and redemption price per
 share                                                          $      6.06   $      5.74   $      7.75   $      8.35   $      2.80
==============================================================  ===========   ===========   ===========   ===========   ===========


See accompanying Notes to Financial Statements.

(14     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

STATEMENTS OF OPERATIONS For the year ended December 31, 2001, except as indicated

                                                                          LARGE CAP         MID CAP      SMALL CAP
                                                       INTERNATIONAL         GROWTH          GROWTH         GROWTH     TECHNOLOGY
                                                           PORTFOLIO      PORTFOLIO   PORTFOLIO (a)  PORTFOLIO (a)      PORTFOLIO
------------------------------------------------------   -----------    -----------   -------------  -------------    -----------
INVESTMENT INCOME:
Interest                                                 $    21,977    $     8,587+    $     4,339    $     3,423    $     8,373+
Dividends                                                     70,920         14,231           2,349          1,345            524
Less: Foreign taxes withheld                                  (6,846)            --              --             --             --
------------------------------------------------------   -----------    -----------     -----------    -----------    -----------
TOTAL INVESTMENT INCOME                                       86,051         22,818           6,688          4,768          8,897
======================================================   ===========    ===========     ===========    ===========    ===========
EXPENSES:
Investment advisory fees                                      48,226         16,097           6,797          6,778         12,067
Administrator and fund accounting fees                        19,167         19,133          19,369         19,369         19,167
Transfer agent fees and expenses                              30,631         30,664          30,631         30,631         30,833
Custodian fees                                                 7,689            631             263            264            462
Directors' fees                                                  701            701             695            695            701
Professional fees                                              5,036          5,035           4,960          4,960          5,048
Distribution fees - Class IB                                       4             16              --              2             --
Printing                                                      16,859         12,967           8,541          8,486         10,930
Other                                                            399            230             126             98            173
------------------------------------------------------   -----------    -----------     -----------    -----------    -----------
TOTAL EXPENSES                                               128,712         85,474          71,382         71,283         79,381
======================================================   ===========    ===========     ===========    ===========    ===========
Less: Investment advisory fee waiver                         (24,298)       (16,097)         (6,797)        (6,778)       (12,067)
Less: Expense reimbursement                                  (50,509)       (48,598)        (55,655)       (55,620)       (51,708)
------------------------------------------------------   -----------    -----------     -----------    -----------    -----------
TOTAL NET EXPENSES                                            53,905         20,779           8,930          8,885         15,605
======================================================   ===========    ===========     ===========    ===========    ===========
Investment income (loss) - net                                32,146          2,039          (2,242)        (4,117)        (6,708)
------------------------------------------------------   -----------    -----------     -----------    -----------    -----------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS - NET:
Net realized loss on investments                            (983,235)      (968,110)       (338,975)      (260,091)    (1,733,250)
Net realized loss on forward foreign currency
 contracts and foreign currency transactions                 (20,808)            --              --             --             --
Net change in unrealized appreciation or depreciation
 of investments                                             (138,302)       166,171          92,104         85,607        531,798
Net change in unrealized appreciation or depreciation
 of forward foreign currency contracts, foreign
 currency, and translation of other assets and
 liabilities in foreign currency                              (9,702)            --              --             --             --
------------------------------------------------------   -----------    -----------     -----------    -----------    -----------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS                                              (1,152,047)      (801,939)       (246,871)      (174,484)    (1,201,452)
======================================================   ===========    ===========     ===========    ===========    ===========
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                               $(1,119,901)   $  (799,900)    $  (249,113)   $  (178,601)   $(1,208,160)
======================================================   ===========    ===========     ===========    ===========    ===========

+ Includes income from the securities lending program. See Notes to Financial Statements for additional information.
(a) For the period from January 4, 2001 (commencement of operations) to December 31, 2001.


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     15)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                           INTERNATIONAL PORTFOLIO      LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------  --------------------------    --------------------------
                                                                               1/1/01     4/28/00(a)         1/1/01     4/28/00(a)
                                                                                   to             to             to             to
                                                                             12/31/01       12/31/00       12/31/01       12/31/00
------------------------------------------------------------------------  -----------    -----------    -----------    -----------
OPERATIONS:
Investment income (loss) - net                                            $    32,146    $    (1,272)   $     2,039    $      (574)
Net realized loss on investments                                             (983,235)      (599,519)      (968,110)       (67,856)
Net realized loss on forward foreign currency contracts and foreign
 currency transactions                                                        (20,808)       (32,324)            --             --
Net change in unrealized appreciation or depreciation of investments         (138,302)        60,068        166,171       (213,283)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other
 assets and liabilities in foreign currency                                    (9,702)         8,781             --             --
------------------------------------------------------------------------  -----------    -----------    -----------    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       (1,119,901)      (564,266)      (799,900)      (281,713)
========================================================================  ===========    ===========    ===========    ===========
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class IA                                                                    (11,213)            --         (2,367)            --
  Class IB                                                                        (31)            --             (7)            --
Return of capital:
  Class IA                                                                     (6,755)            --             --             --
  Class IB                                                                        (45)            --             --             --
------------------------------------------------------------------------  -----------    -----------    -----------    -----------
TOTAL DISTRIBUTIONS                                                           (18,044)            --         (2,374)            --
========================================================================  ===========    ===========    ===========    ===========
CAPITAL SHARE TRANSACTIONS:
Class IA(b):
  Proceeds from sales                                                       2,255,306      3,966,904      2,349,212      1,884,227
  Reinvestment of distributions                                                17,968             --          2,367             --
  Payments for redemptions                                                 (2,082,970)        (6,185)      (846,513)        (2,642)
------------------------------------------------------------------------  -----------    -----------    -----------    -----------
Increase in net assets from Class IA transactions                             190,304      3,960,719      1,505,066      1,881,585
------------------------------------------------------------------------  -----------    -----------    -----------    -----------
Class IB(c):
  Proceeds from sales                                                          15,966             --         36,486             --
  Reinvestment of distributions                                                    76             --              7             --
  Payments for redemptions                                                        (12)            --        (15,986)            --
------------------------------------------------------------------------  -----------    -----------    -----------    -----------
Increase in net assets from Class IB transactions                              16,030             --         20,507             --
------------------------------------------------------------------------  -----------    -----------    -----------    -----------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                        206,334      3,960,719      1,525,573      1,881,585
========================================================================  ===========    ===========    ===========    ===========
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (931,611)     3,396,453        723,299      1,599,872
========================================================================  ===========    ===========    ===========    ===========
Net assets at beginning of period                                           3,396,453             --      1,599,872             --
------------------------------------------------------------------------  -----------    -----------    -----------    -----------
NET ASSETS AT END OF PERIOD                                               $ 2,464,842    $ 3,396,453    $ 2,323,171    $ 1,599,872
========================================================================  ===========    ===========    ===========    ===========
ACCUMULATED NET INVESTMENT LOSS                                           $    (8,661)   $    (8,755)   $        --    $        --
========================================================================  ===========    ===========    ===========    ===========
SHARE TRANSACTIONS:
Class IA(b):
  Shares issued                                                               323,611        420,463        355,423        193,454
  Shares issued in lieu of cash distributions                                   3,020             --            416             --
  Shares redeemed                                                            (342,115)          (813)      (148,130)          (270)
------------------------------------------------------------------------  -----------    -----------    -----------    -----------
TOTAL CLASS IA TRANSACTIONS                                                   (15,484)       419,650        207,709        193,184
========================================================================  ===========    ===========    ===========    ===========
Class IB(c):
  Shares issued                                                                 2,679             --          6,428             --
  Shares issued in lieu of cash distributions                                      13             --              1             --
  Shares redeemed                                                                  (2)            --         (2,592)            --
------------------------------------------------------------------------  -----------    -----------    -----------    -----------
TOTAL CLASS IB TRANSACTIONS                                                     2,690             --          3,837             --
========================================================================  ===========    ===========    ===========    ===========
NET INCREASE (DECREASE) IN CAPITAL SHARES                                     (12,794)       419,650        211,546        193,184
========================================================================  ===========    ===========    ===========    ===========

(a) Commencement of operations.
(b) Effective May 1, 2001 the existing shares of Large Cap Growth, International, Technology, Mid Cap Growth, and Small Cap Growth Portfolios were renamed Class IA.
(c) Class IB commenced operations on May 3, 2001 for the Large Cap Growth and Mid Cap Growth Portfolios, September 28, 2001 for the International, Technology and Small Cap Growth Portfolios.


See accompanying Notes to Financial Statements.

(16     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

  MID CAP GROWTH   SMALL CAP GROWTH
       PORTFOLIO          PORTFOLIO         TECHNOLOGY PORTFOLIO
----------------   ----------------     ---------------------------
       1/4/01(a)          1/4/01(a)          1/1/01      4/28/00(a)
              to                 to              to              to
        12/31/01           12/31/01        12/31/01        12/31/00
----------------   ----------------     -----------     -----------

     $    (2,242)      $    (4,117)    $    (6,708)    $    (1,554)
        (338,975)         (260,091)     (1,733,250)       (461,565)

              --                --              --              --
          92,104            85,607         531,798        (386,385)


              --                --              --              --
     -----------       -----------     -----------     -----------
        (249,113)         (178,601)     (1,208,160)       (849,504)
     ===========       ===========     ===========     ===========


              --                --              --              --
              --                --              --              --

              --                --              --              --
              --                --              --              --
     -----------       -----------     -----------     -----------
              --                --              --              --
     ===========       ===========     ===========     ===========


       1,355,774         1,253,010       1,781,907       2,298,966
              --                --              --              --
         (35,922)          (34,406)       (417,848)         (2,896)
     -----------       -----------     -----------     -----------
       1,319,852         1,218,604       1,364,059       2,296,070
     -----------       -----------     -----------     -----------

         101,416            34,154           3,293              --
              --                --              --              --
         (31,943)               (3)            (11)             --
     -----------       -----------     -----------     -----------
          69,473            34,151           3,282              --
     -----------       -----------     -----------     -----------
       1,389,325         1,252,755       1,367,341       2,296,070
     ===========       ===========     ===========     ===========
       1,140,212         1,074,154         159,181       1,446,566
     ===========       ===========     ===========     ===========
              --                --       1,446,566              --
     -----------       -----------     -----------     -----------
     $ 1,140,212       $ 1,074,154     $ 1,605,747     $ 1,446,566
     ===========       ===========     ===========     ===========
     $        --       $        --     $        --     $        --
     ===========       ===========     ===========     ===========


         142,380           128,421         473,881         250,303
              --                --              --              --
          (4,299)           (3,953)       (150,912)           (317)
     -----------       -----------     -----------     -----------
         138,081           124,468         322,969         249,986
     ===========       ===========     ===========     ===========

          12,927             4,138           1,216              --
              --                --              --              --
          (4,031)               --              (4)             --
     -----------       -----------     -----------     -----------
           8,896             4,138           1,212              --
     ===========       ===========     ===========     ===========
         146,977           128,606         324,181         249,986
     ===========       ===========     ===========     ===========


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     17)

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended December 31, unless otherwise indicated.


                                                                    INTERNATIONAL PORTFOLIO          LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------  ------------------------------     ------------------------------
                                                                     CLASS IA(b)      CLASS IB         CLASS IA(b)       CLASS IB
--------------------------------------------------------------  -------------------   --------     -------------------   --------
                                                                   2001     2000(a)    2001(d)        2001     2000(a)    2001(c)
--------------------------------------------------------------  -------     -------   --------     -------     -------   --------
--------------------------------------------------------------  -------     -------    -------     -------     -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  8.09     $ 10.00    $  5.78     $  8.28     $ 10.00    $  7.07
==============================================================  =======     =======    =======     =======     =======    =======
INVESTMENT OPERATIONS:
Net investment income (loss)                                       0.08          --       0.02        0.01          --         --
Net realized and unrealized gain (loss) on investments and
 foreign currency transactions                                    (2.06)      (1.91)      0.30       (2.54)      (1.72)     (1.33)
--------------------------------------------------------------  -------     -------    -------     -------     -------    -------
Total from investment operations                                  (1.98)      (1.91)      0.32       (2.53)      (1.72)     (1.33)
--------------------------------------------------------------  -------     -------    -------     -------     -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (0.03)         --      (0.02)      (0.01)         --         --
Return of capital                                                 (0.02)         --      (0.02)         --          --         --
--------------------------------------------------------------  -------     -------    -------     -------     -------    -------
Total distributions                                               (0.05)         --      (0.04)      (0.01)         --         --
--------------------------------------------------------------  -------     -------    -------     -------     -------    -------
NET ASSET VALUE, END OF PERIOD                                  $  6.06     $  8.09    $  6.06     $  5.74     $  8.28    $  5.74
==============================================================  =======     =======    =======     =======     =======    =======
Total return                                                     (24.52)%    (19.10)%     5.61%     (30.60)%    (17.20)%   (18.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                 $ 2,449     $ 3,396    $    16     $ 2,301     $ 1,600    $    22
Ratio of expenses to average net assets                            1.35%       1.35%      1.60%       0.87%       0.80%      1.15%
Ratio of net investment income (loss) to average net assets        0.81%      (0.07)%     0.87%       0.09%      (0.07)%    (0.20)%
Ratio of expenses to average net assets, excluding waivers and
 reimbursements(f)                                                 3.23%       5.23%      2.33%       3.59%       9.26%      2.79%
Ratio of net investment income (loss) to average net assets,
 excluding waivers and reimbursements(f)                          (1.07)%     (3.95)%     0.14%      (2.63)%     (8.53)%    (1.84)%
Portfolio turnover rate                                             183%         64%       183%        104%         30%       104%
==============================================================  =======     =======    =======     =======     =======    =======

(a) Portfolio commenced operations on April 28, 2000. All ratios for the period have been annualized, except total return.
(b) Effective May 1, 2001, the existing shares were renamed Class IA.
(c) Class IB shares have been offered since May 3, 2001. All ratios for the period have been annualized, except total return.
(d) Class IB shares have been offered since September 28, 2001. All ratios for the period have been annualized, except total return.
(e) Portfolio commenced operations on January 4, 2001. All ratios for the period have been annualized, except total return.
(f) During the period certain fees were voluntarily reimbursed or waived. If such voluntary reimbursements and fee waivers had not occurred, the ratios would have been as indicated.


See accompanying Notes to Financial Statements.

(18     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

            MID CAP                   SMALL CAP
       GROWTH PORTFOLIO            GROWTH PORTFOLIO                    TECHNOLOGY PORTFOLIO
  -------------------------   -------------------------       -----------------------------------
  CLASS IA(b)      CLASS IB   CLASS IA(b)      CLASS IB             CLASS IA(b)          CLASS IB
  -----------      --------   -----------      --------       ---------------------      --------

      2001(e)       2001(c)       2001(e)       2001(d)          2001       2000(a)       2001(d)
      -------       -------       -------       -------       -------       -------       -------
      $ 10.00       $  9.23       $ 10.00       $  7.05       $  5.79       $ 10.00       $  1.94
      =======       =======       =======       =======       =======       =======       =======


        (0.02)        (0.01)        (0.03)           --         (0.01)        (0.01)        (0.01)

        (2.22)        (1.47)        (1.62)         1.30         (2.98)        (4.20)         0.87
      -------       -------       -------       -------       -------       -------       -------
        (2.24)        (1.48)        (1.65)         1.30         (2.99)        (4.21)         0.86
      -------       -------       -------       -------       -------       -------       -------


           --            --            --            --            --            --            --
           --            --            --            --            --            --            --
      -------       -------       -------       -------       -------       -------       -------
           --            --            --            --            --            --            --
      -------       -------       -------       -------       -------       -------       -------
      $  7.76       $  7.75       $  8.35       $  8.35       $  2.80       $  5.79       $  2.80
      =======       =======       =======       =======       =======       =======       =======
       (22.40)%      (16.03)%      (16.50)%       18.44%       (51.64)%      (42.10)%       44.33%


      $ 1,071       $    69       $ 1,040       $    35       $ 1,602       $ 1,447       $     3
         0.90%         1.15%         0.90%         1.15%         0.90%         0.90%         1.15%
        (0.22)%       (0.63)%       (0.42)%       (0.90)%       (0.39)%       (0.18)%       (1.01)%

         7.25%         5.90%         7.29%         3.77%         4.60%         8.88%         2.74%

        (6.57)%       (5.38)%       (6.81)%       (3.52)%       (4.09)%       (8.16)%       (2.60)%
          280%          280%          283%          283%          377%          149%          377%
      =======       =======       =======       =======       =======       =======       =======


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     19)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

1 >  ORGANIZATION

     First American Insurance Portfolios, Inc. (FAIP) is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended. FAIP was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in seven series (individually "Portfolio", collectively "Portfolios"). The information presented in these Financial Statements pertains to the Large Cap Growth Portfolio, International Portfolio, Technology Portfolio, Mid Cap Growth Portfolio and Small Cap Growth Portfolio. Each series represents a separate investment portfolio with its own investment objectives and policies. The Large Cap Growth Portfolio, International Portfolio, Mid Cap Growth Portfolio and Small Cap Growth Portfolio are each diversified open-end management investment companies. The Technology Portfolio is a non-diversified open-end management investment company. Non-diversified Portfolios may invest a large component of their net assets in investments of relatively few issuers and relatively narrow market segments.

     FAIP offers Class IA and IB shares. Class IA and Class IB shares are identical in all respects, except that Class IB shares are subject to a 0.25% distribution fee charged pursuant to a Rule 12b-1 plan, which has been adopted in accordance with Rule 12b-1 or the Investment Company Act of 1940, as amended.

     Shares of the Portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or variable life insurance policies. The Portfolios' prospectus provides additional descriptions of each Portfolio's investment objectives, policies and strategies.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Portfolios are as follows:

     SECURITY VALUATION - Security valuations for FAIP portfolio investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Portfolios record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends from the Portfolios' net investment income and distributions from the Portfolios' net realized capital gains, if any, are declared and distributed at least annually.

     FEDERAL TAXES - Each Portfolio is treated as a separate taxable entity. Each Portfolio intends to fulfill the requirements of Subchapter M and to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for Federal income taxes is required. Dividends and distributions to shareholders are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.


(20     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     Net investment income and net realized gains (losses) and the basis of investments in securities may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     On the statements of assets and liabilities the following adjustments were made for permanent tax adjustments (000):

                                  ACCUMULATED    UNDISTRIBUTED
                                 NET REALIZED   NET INVESTMENT
                                  GAIN (LOSS)           INCOME   PAID IN CAPITAL
     ---------------------------------------------------------------------------
     Large Cap Growth Portfolio       $    --        $    335           $  (335)
     International Portfolio           20,808         (14,008)           (6,800)
     Technology Portfolio                  --           6,708            (6,708)
     Mid Cap Growth Portfolio              --           2,242            (2,242)
     Small Cap Growth Portfolio            --           4,117            (4,117)
     ---------------------------------------------------------------------------

     At December 31, 2001, the following Portfolios have capital loss carryforwards available to offset future capital gains, if any, that expire as shown:

                                                                      EXPIRATION
                                                      AMOUNT                DATE
     ---------------------------------------------------------------------------
     Large Cap Growth Portfolio                     $293,671           2008-2009
     International Portfolio                         705,106           2008-2009
     Mid Cap Growth Portfolio                        152,682                2009
     Small Cap Growth Portfolio                       81,461                2009
     ---------------------------------------------------------------------------

     The Portfolios incurred losses for tax purposes from November 1, 2001 to December 31, 2001. As permitted by tax regulations, the Portfolios intend to elect to defer these post-October losses and treat these losses as arising in fiscal year ending December 31, 2002. The following Portfolios had deferred losses:

                                                                          AMOUNT
     ---------------------------------------------------------------------------
     Large Cap Growth Portfolio                                         $667,417
     International Portfolio                                             846,567
     Technology Portfolio                                                932,906
     Mid Cap Growth Portfolio                                            166,021
     Small Cap Growth Portfolio                                          169,310
     ---------------------------------------------------------------------------

     Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the Portfolios from net investment income and distributions, if any, of net realized capital gains will be taxable to the participating insurance company.

     FOREIGN CURRENCY TRANSLATION - The books and records of the International Portfolio are maintained in U.S. dollars on the following basis:

     o market value of investment securities, assets and liabilities at the current rate of exchange; and

     o purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

     The International Portfolio reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS - The International Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts is not recorded as the International Portfolio intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Portfolio realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Portfolios' statements of assets and liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     21)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     of their contracts. There were no outstanding forward foreign currency contracts at December 31, 2001.

     EXPENSES - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative average net assets or some other appropriate basis. Class specific expenses, such as the 12b-1 fees, are borne by that Class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective Class on the basis of the relative net assets each day.

     USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITIES LENDING - In order to generate additional income, a Portfolio may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Portfolio's policy is to maintain collateral in the form of cash, U.S. Government or U.S. Government agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral equal to at least 100% of the value of securities loaned. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. The collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthiness under guidelines established by the Board of Directors and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2001, the Large Cap Growth Portfolio and the Technology Portfolio received income from securities lending of $93 and $270, respectively. As of December 31, 2001, the Portfolios had no securities on loan.

     U.S. Bank National Association (U.S. Bank) acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Portfolios. Fees generated for the year ended December 31, 2001, from the Portfolios for securities lending were as follows:

     ---------------------------------------------------------------------------
     Large Cap Growth Portfolio                                              $60
     Technology Portfolio                                                    171
     ---------------------------------------------------------------------------


3 >  FEES AND EXPENSES

     ADVISOR FEES - On May 2, 2001, First American Asset Management (FAAM), a division of U.S. Bank, and Firstar Investment Research & Management Company LLC (FIRMCO) combined advisory operations to form U.S. Bancorp Piper Jaffray Asset Management, Inc. (the Advisor). On December 10, 2001, the name of the Advisor was changed to U.S. Bancorp Asset Management, Inc. The investment advisory fees paid by each Portfolio did not change as a result of the combination. Pursuant to an investment advisory agreement (the Agreement), the Advisor manages each Portfolio's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Portfolio to pay the Advisor a monthly fee based upon average daily net assets. The annual fee for each Portfolio is as follows:

                                                                    ADVISORY FEE
     ---------------------------------------------------------------------------
     Large Cap Growth Portfolio                                            0.70%
     International Portfolio                                               1.25%
     Technology Portfolio                                                  0.70%
     Mid Cap Growth Portfolio                                              0.70%
     Small Cap Growth Portfolio                                            0.70%
     ---------------------------------------------------------------------------

     The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Portfolio from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Portfolios from time to time, at its discretion, while retaining the ability to be reimbursed by the Portfolios for such amounts prior to the end of the fiscal year.

     SUB-ADVISOR FEES - Effective July 1, 2001, Clay Finlay, Inc. (Clay Finlay) began serving as the sub-advisor to the International Portfolio under an agreement with the Advisor. For its services to the International Portfolio, Clay Finlay is paid a monthly fee by the Advisor calculated on an annual


(22     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     basis equal to 0.25% of the first $500 million of the Portfolio's average daily net assets and 0.10% of the Portfolio's average daily net assets in excess of $500 million.

     Prior to July 1, 2001, Marvin & Palmer Associates, Inc. (Marvin & Palmer) served as the sub-advisor to the International Portfolio under an agreement with the Advisor. For its services to the International Portfolio, Marvin & Palmer was paid a monthly fee by the Advisor at the annual rate of the average daily net assets as follows:

     AVERAGE DAILY NET ASSETS                                   SUB-ADVISORY FEE
     ---------------------------------------------------------------------------
     On the first $100 million                                        0.75%
     $100 million up to $300 million                                  0.50%
     $300 million up to $500 million                                  0.45%
     In excess of $500 million                                        0.40%
     ---------------------------------------------------------------------------

     ADMINISTRATION FEES - On October 1, 2001, U.S. Bancorp Asset Management, Inc., and U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, (collectively the Administrators) began serving as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Portfolios. The Administrators will provide administration services to the Portfolios and serve as the Portfolios' Administrator. The Administrators are each subsidiaries of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators are compensated to provide, or, compensate other entities to provide services to the Portfolios. These services include: various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Portfolios pay the Administrators at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.25% of the average daily net assets up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. Each Portfolio is subject to a $50,000 minimum charge per year. In addition, the Portfolios pay the Administrators annual fees of $18,500 per class for transfer agent services.

     Prior to October 1, 2001, U.S. Bank served as the sole administrator for the Portfolios. The Portfolios paid U.S. Bank at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.12% of the average daily net assets up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $8 billion. Each Portfolio was subject to a $50,000 minimum charge per year. In addition, the Portfolios paid U.S. Bank annual fees of $18,500 per class for transfer agent services.

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the custodian (the Custodian). The fee for each Portfolio is equal to an annual rate of 0.03% (0.10% in the case of the International Portfolio) of such Portfolio's average daily net assets. All fees are computed daily and paid monthly. In addition, the International Portfolio pays any sub-custodian fees. The Custodian is also reimbursed for any out-of-pocket expenses incurred while providing services to the Portfolios.

     DISTRIBUTION FEES - Quasar Distributors, LLC (Quasar), an affiliate of U.S. Bancorp, serves as distributor of the Portfolios. Under the distribution plan, each of the Portfolios pay Quasar a monthly distribution fee equal to an annual rate of 0.25% of the average daily net assets of the Portfolio's Class IB shares. Distribution fees may be used by Quasar to provide compensation for sales support and distribution activities. No distribution fees are paid by Class IA shares.

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Portfolio is responsible for paying most other operating expenses including fees and expenses of outside directors, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.


4 >  INVESTMENT SECURITY TRANSACTIONS

     During the year ended December 31, 2001, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                                              INVESTMENT
                                                              SECURITIES
     ---------------------------------------------------------------------------
                                                       PURCHASES         SALES
                                                  ------------------------------
     Large Cap Growth Portfolio                       $3,682,578      $2,232,928
     International Portfolio                           6,820,890       6,461,901
     Technology Portfolio                              7,286,884       5,724,780
     Mid Cap Growth Portfolio                          3,733,469       2,479,678
     Small Cap Growth Portfolio                        3,641,990       2,559,386
     ---------------------------------------------------------------------------


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     23)

SCHEDULE OF INVESTMENTS December 31, 2001


INTERNATIONAL PORTFOLIO

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
   (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS) FOREIGN COMMON STOCKS - 93.3%
          AUSTRALIA - 3.8%
 5,330    Aristocrat Leisure                                     $   18,008
 1,845    Macquarie Bank                                             35,372
10,200    Southcorp                                                  39,421
                                                                 ----------
                                                                     92,801
                                                                 ----------
          DENMARK - 1.0%
   580    Carlsberg A/S, Cl B                                        24,241
                                                                 ----------
          FRANCE - 18.6%
   400    Atos Origin SA*                                            26,198
   500    Aventis SA                                                 35,508
   350    BNP Paribas SA                                             31,322
   500    Castorama Dubois Investissement SA                         25,757
   100    Compagnie de Saint-Gobain                                  15,093
   300    Lafarge SA                                                 28,023
 5,200    Orange SA*                                                 47,138
   700    Sanofi-Synthelabo SA                                       52,235
 1,200    STMicroelectronics NV                                      38,522
   800    Thomson Multimedia*                                        24,577
   350    TotalFina Elf SA                                           49,991
   700    Vinci SA                                                   41,046
   300    Vivendi Environment                                        10,007
   360    Vivendi Environment-Warrant                                   147
   600    Vivendi Universal SA                                       32,858
                                                                 ----------
                                                                    458,422
                                                                 ----------
          GERMANY - 7.7%
   150    Allianz AG, Registered                                     35,463
 2,000    Deutsche Post AG, Registered                               27,605
   800    Deutsche Telekom AG, Registered                            13,820
   367    Fresenius Medical Care AG                                  22,713
   500    MLP AG                                                     36,687
   100    Muenchener Rueckver AG                                     27,159
   200    SAP AG                                                     26,217
                                                                 ----------
                                                                    189,664
                                                                 ----------
          HONG KONG - 4.0%
 5,000    China Mobile Hong Kong*                                    17,601
 2,300    Hang Seng Bank                                             25,292
 3,000    Hutchinson Whampoa                                         28,950
11,000    Wharf Holdings                                             26,873
                                                                 ----------
                                                                     98,716
                                                                 ----------
          IRELAND - 3.4%
 1,600    CRH PLC                                                    28,139
   500    Elan PLC, ADR*                                             22,530
 3,200    Irish Life & Permanent PLC                                 32,484
                                                                 ----------
                                                                     83,153
                                                                 ----------
          ITALY - 5.5%
   600    Assicurazioni Generali SPA                                 16,670
 2,600    Autogrill SPA                                              24,102
 6,200    ENI SPA                                                    77,735
   200    Gucci Group NV, Registered                                 16,980
                                                                 ----------
                                                                    135,487
                                                                 ----------

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
          JAPAN - 14.7%
   500    Avex                                                   $   14,879
 6,000    Brother Industries                                         17,259
 2,000    Daiwa Securities Group                                     10,514
     3    Dentsu                                                     13,437
   200    Fanuc                                                       8,515
   200    Fast Retailing                                             17,793
     2    Fuji Television Network                                     8,073
   300    Honda Motor                                                11,972
 3,000    Japan Radio                                                 9,797
 6,000    Kanebo*                                                     9,156
12,000    Kanematsu                                                  16,756
    60    Kose                                                        1,685
 2,000    NGK Insulators                                             14,818
   100    Nintendo                                                   17,320
     1    UMC Japan*                                                  9,156
     2    NTT                                                         6,516
 5,000    Nissan Motor                                               26,515
   100    Nomura Research Institiute                                 11,735
     1    NTT DoCoMo                                                 11,750
 1,000    Olympus Optical                                            14,383
   300    Promise                                                    16,229
   100    Rohm                                                       13,192
   600    Sankyo                                                     18,221
 1,000    Sega*                                                      19,953
   200    Sony                                                        9,141
   400    Tohoku Pioneer                                              7,310
   600    Toys "R" Us-Japan                                          11,445
   200    Yamada Denki                                               14,039
                                                                 ----------
                                                                    361,559
                                                                 ----------
          MEXICO - 0.5%
   300    Grupo Televisa SA, ADR*                                    12,954
                                                                 ----------
          NETHERLANDS - 3.5%
 1,800    ASML Holding NV*                                           31,288
 2,200    Elsevier NV                                                26,016
 5,600    Koninklijke (Royal) KPN NV                                 28,474
                                                                 ----------
                                                                     85,778
                                                                 ----------
          SINGAPORE - 2.4%
29,000    Capitaland*                                                29,369
 8,000    Datacraft Asia                                             17,440
 2,000    Singapore Airlines                                         11,914
                                                                 ----------
                                                                     58,723
                                                                 ----------
          SPAIN - 3.8%
 4,800    Banco Santander Central Hispano SA                         40,221
 2,200    NH Hoteles SA                                              21,882
 2,400    Telefonica SA                                              32,121
                                                                 ----------
                                                                     94,224
                                                                 ----------
          SWEDEN - 2.2%
 3,800    Skandinaviska Enskilda Banken AB                           34,596
 3,800    Ericsson LM, Cl B                                          20,649
                                                                 ----------
                                                                     55,245
                                                                 ----------
          SWITZERLAND - 2.8%
   600    Adecco SA, Registered                                      32,615
   250    Credit Suisse Group                                        10,661
   120    Nestle SA, Registered                                      25,586
                                                                 ----------
                                                                     68,862
                                                                 ----------


See accompanying Notes to Financial Statements.

(24     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SCHEDULE OF INVESTMENTS December 31, 2001


INTERNATIONAL PORTFOLIO (CONCLUDED)

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
          TAIWAN - 1.0%
 1,500    Taiwan Semiconductor Manufacturing Company, ADR*       $   25,755
                                                                 ----------
          UNITED KINGDOM - 18.4%
 2,000    Amvescap PLC                                               28,846
 5,600    BP PLC                                                     43,522
 2,000    Celltech Group PLC*                                        25,440
 5,000    Compass Group PLC                                          37,476
11,000    Dixons Group PLC                                           37,622
 5,600    Electrocomponents PLC                                      43,685
 3,400    EMI Group PLC                                              17,666
 1,400    Galen Holdings PLC                                         14,059
 2,800    Lloyds TSB Group PLC                                       30,400
 1,800    Next PLC                                                   23,446
 1,800    Reckit Benckiser PLC                                       26,197
 3,200    Scottish and Southern Energy PLC                           28,409
 9,000    Tesco PLC                                                  32,615
25,000    Vodafone Group PLC                                         65,402
                                                                 ----------
                                                                    454,785
                                                                 ----------
TOTAL FOREIGN COMMON STOCKS (COST $2,378,603)                     2,300,369
                                                                 ----------
TOTAL INVESTMENTS IN SECURITIES - 93.3% (COST $2,378,603) (a)    $2,300,369
                                                                 ----------

(a) On December 31, 2001, the cost of investments for federal income tax purposes was $2,439,116. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:


     Gross unrealized appreciation      $  106,847
     Gross unrealized depreciation        (245,594)
                                        ----------
     Net unrealized depreciation        $ (138,747)
                                        ----------

*Non-income producing security

AB   Aktiebolag (Swedish Stock Co.)
ADR  American Depositary Receipt
AG   Aktiegesellschaft (German Corp.)
A/S  Limited
NV   Naamloze Vennootschap (Dutch or French Corp.)
PLC  Public Limited Corp. (British)
SA   Sociedad Anonyme (French or Swiss Corp.)
SPA  Societa per Azioni (Italian Corp.)


DIVERSIFICATION BY INDUSTRY:

                                            PERCENT OF             MARKET
                                         TOTAL NET ASSETS          VALUE
     ----------------------------------------------------------------------
     Automobiles & Components                  1.6%              $   38,487
     Banking                                   7.0                  172,486
     Capital Goods                             6.8                  168,859
     Commercial Services & Supplies            1.3                   32,615
     Consumer Durables & Apparel               5.0                  123,640
     Diversified Financials                    6.3                  154,518
     Energy                                    7.0                  171,237
     Food, Beverage & Tobacco                  3.6                   89,249
     Food & Drug - Retailing                   1.3                   32,615
     Health Care Equipment & Services          1.5                   37,094
     Hotels, Restaurants & Leisure             4.1                  101,464
     Household & Personal Products             1.5                   37,038
     Insurance                                 4.5                  111,767
     Materials                                 2.3                   56,157
     Media                                     5.1                  125,878
     Pharmaceuticals & Biotechnology           6.1                  149,661
     Real Estate                               1.2                   29,369
     Retailing                                 5.3                  130,100
     Software & Services                       2.6                   64,145
     Technology Hardware & Equipment           7.0                  172,889
     Telecommunication Services                9.0                  223,023
     Transportation                            1.6                   39,516
     Utilities                                 1.6                   38,562
     ----------------------------------------------------------------------
     Total Foreign Common Stocks              93.3%              $2,300,369
     ======================================================================


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     25)

SCHEDULE OF INVESTMENTS December 31, 2001


LARGE CAP GROWTH PORTFOLIO

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
   (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS) COMMON STOCKS - 93.2%
          CONSUMER DISCRETIONARY - 12.9%
1,980     AOL Time Warner*                                       $   63,558
  260     Best Buy*                                                  19,365
  220     Clear Channel Communications*                              11,200
  320     Comcast, Cl A*                                             11,520
  290     Cox Communications, Cl A*                                  12,154
  520     GlobalSantaFe*                                             14,830
  600     Home Depot                                                 30,606
  590     Kohl's Department Stores*                                  41,560
  340     Target                                                     13,957
1,400     Wal-Mart Stores                                            80,570
                                                                 ----------
                                                                    299,320
                                                                 ----------
          CONSUMER STAPLES - 8.2%
  790     Anheuser-Busch                                             35,716
  490     H J Heinz                                                  20,149
  340     Kimberly-Clark                                             20,332
  610     Kraft Foods                                                20,758
  830     Kroger*                                                    17,322
  710     PepsiCo                                                    34,570
  470     Safeway*                                                   19,623
  590     Walgreen                                                   19,859
                                                                 ----------
                                                                    188,329
                                                                 ----------
          ENERGY - 1.5%
  520     Exxon Mobil                                                20,436
  510     USX - Marathon                                             15,300
                                                                 ----------
                                                                     35,736
                                                                 ----------
          FINANCIALS - 6.7%
  865     American International Group                               68,681
  200     Capital One Financial                                      10,790
  746     Citigroup                                                  37,658
  140     Fannie Mae                                                 11,130
  180     Freddie Mac                                                11,772
  270     SouthTrust                                                  6,661
  230     Wells Fargo                                                 9,994
                                                                 ----------
                                                                    156,686
                                                                 ----------
          HEALTH CARE - 22.9%
  620     American Home Products                                     38,043
  700     Amgen*                                                     39,508
  390     Baxter International                                       20,916
  170     Biomet                                                      5,253
1,230     Bristol-Myers Squibb                                       62,730
  310     Cardinal Health                                            20,045
  590     Eli Lilly                                                  46,339
  490     Genentech*                                                 26,582
  220     Genzyme*                                                   13,169
  350     Johnson & Johnson                                          20,685
1,200     Medtronic                                                  61,452
  610     Merck                                                      35,868
2,250     Pfizer                                                     89,663
  750     Pharmacia                                                  31,988
  470     Serono, ADR*                                               10,429
   50     Wellpoint Health Networks*                                  5,843
  121     Zimmer Holdings*                                            3,695
                                                                 ----------
                                                                    532,208
                                                                 ----------

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
          INDUSTRIALS - 7.7%
  560     Ecolab                                                 $   22,540
2,330     General Electric                                           93,386
  210     Minnesota Mining & Manufacturing                           24,824
  660     Tyco International                                         38,874
                                                                 ----------
                                                                    179,624
                                                                 ----------
          INFORMATION TECHNOLOGY - 30.8%
  260     Analog Devices*                                            11,541
  100     Applied Materials*                                          4,010
  390     Applied Micro Circuits*                                     4,415
  460     BEA Systems*                                                7,084
  140     Broadcom*                                                   5,722
  190     Brocade Communications Systems*                             6,293
  180     Check Point Software Technologies*                          7,180
  300     Ciena*                                                      4,293
4,580     Cisco Systems*                                             82,944
  940     Dell Computer*                                             25,549
  300     EMC*                                                        4,032
  500     Flextronics International*                                 11,995
1,270     I2 Technologies*                                           10,215
  330     IBM*                                                       39,917
2,580     Intel                                                      81,141
  380     Juniper Networks*                                           7,201
   90     KLA-Tencor*                                                 4,460
  840     Micron Technology*                                         26,040
1,670     Microsoft*                                                110,637
1,140     Nokia, ADR, Cl A                                           27,964
1,640     Nortel Networks                                            12,300
  120     Novellus Systems*                                           4,734
  140     NVIDIA*                                                     9,366
1,080     Oracle Systems*                                            14,915
  320     PeopleSoft*                                                12,864
  590     QUALCOMM*                                                  29,795
  730     RF Micro Devices*                                          14,085
  840     Siebel Systems*                                            23,503
1,370     Sun Microsystems*                                          16,851
1,250     Texas Instruments                                          35,000
  430     VeriSign*                                                  16,357
  560     VERITAS Software*                                          25,105
  470     Vitesse Semiconductor*                                      5,842
  280     Xilinx*                                                    10,934
                                                                 ----------
                                                                    714,284
                                                                 ----------
          TELECOMMUNICATION SERVICES - 1.8%
  290     AT &T Wireless Services*                                    4,167
  830     Nextel Communications, Cl A*                                9,097
  380     Qwest Communications International                          5,369
  560     Sprint (PCS Group)*                                        13,670
  220     Verizon Communications                                     10,441
                                                                 ----------
                                                                     42,744
                                                                 ----------
          UTILITIES - 0.7%
  950     Mirant*                                                    15,219
                                                                 ----------
TOTAL COMMON STOCKS (COST $2,211,262)                             2,164,150
                                                                 ----------


See accompanying Notes to Financial Statements.

(26     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SCHEDULE OF INVESTMENTS December 31, 2001


LARGE CAP GROWTH PORTFOLIO (CONCLUDED)

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 7.4%
172,672   First American Prime Obligations Fund
          (Cost $172,672) (a)                                    $  172,672
                                                                 ----------
TOTAL INVESTMENTS IN SECURITIES - 100.6% (COST $2,383,934) (b)   $2,336,822
                                                                 ----------

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this portfolio. See also Notes to Financial Statements.

(b) On December 31, 2001, the cost of investments for federal income tax purposes was $2,968,987. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:

     Gross unrealized appreciation      $  162,986
     Gross unrealized depreciation        (795,151)
                                        ----------
     Net unrealized depreciation        $ (632,165)
                                        ----------

*Non-income producing security

ADR  American Depositary Receipt
Cl   Class


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     27)

SCHEDULE OF INVESTMENTS December 31, 2001


MID CAP GROWTH PORTFOLIO

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
   (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS) COMMON STOCKS - 88.3%
            CONSUMER DISCRETIONARY - 17.2%
    600     Amazon.com*                                          $    6,492
    300     American Eagle Outfitters*                                7,851
    280     Bed Bath and Beyond*                                      9,492
    150     Best Buy*                                                11,172
    200     BJ's Wholesale Club*                                      8,820
    200     Brinker International*                                    5,952
    200     Catalina Marketing*                                       6,940
    100     CDW Computer Centers*                                     5,371
    200     Circuit City Stores                                       5,190
    300     Dollar General*                                           4,470
    200     Dollar Tree Stores*                                       6,182
     50     Entercom Communications*                                  2,500
    190     Family Dollar Stores                                      5,696
    370     Harrahs Entertainment*                                   13,694
    550     Hilton Hotels                                             6,006
     50     International Game Technologies*                          3,415
    380     JC Penney                                                10,222
    150     Krispy Kreme Doughnuts*                                   6,630
     50     Lamar Advertising*                                        2,117
    150     Macrovision*                                              5,283
    100     Mohawk Industries*                                        5,488
    210     Radio One, Cl D*                                          3,782
    100     RadioShack                                                3,010
    210     Reebok International*                                     5,565
    200     Ross Stores                                               6,416
    400     Staples*                                                  7,480
    400     Starbucks*                                                7,620
    360     Toys "R" Us*                                              7,466
    100     Univision Communications*                                 4,046
    250     USA Networks*                                             6,828
    150     Westwood One*                                             4,508
                                                                 ----------
                                                                    195,704
                                                                 ----------
            CONSUMER STAPLES - 0.4%
    100     Constellation Brands*                                     4,285
                                                                 ----------
            ENERGY - 7.3%
    200     BJ Services*                                              6,490
    100     Cooper Cameron*                                           4,036
    200     Ensco International*                                      4,970
    100     EOG Resources                                             3,911
    700     Grant PrideCo*                                            8,050
    200     Hanover Compressor*                                       5,052
    230     Nabors Industries*                                        7,896
    300     National-Oilwell*                                         6,183
    150     Noble Drilling*                                           5,106
    150     Ocean Energy                                              2,880
    250     Patterson-UTI Energy*                                     5,828
    450     Pride International*                                      6,795
    100     Smith International*                                      5,362
    150     Weatherford International*                                5,589
    350     XTO Energy                                                6,125
                                                                 ----------
                                                                     84,273
                                                                 ----------
            FINANCIALS - 4.3%
    100     Ace                                                       4,015
    150     Americredit*                                              4,732
    100     Commerce Bancorp, NJ                                      3,934
     50     Eaton Vance                                               1,778
    200     Gallagher Arthur & Company                                6,898
    100     Legg Mason                                                4,998
    100     Moody's                                                   3,986

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
    100     Synovus Financial                                    $    2,505
     60     TCF Financial                                             2,879
    100     USA Education                                             8,402
     50     XL Capital, Cl A                                          4,568
                                                                 ----------
                                                                     48,695
                                                                 ----------
            HEALTH CARE - 21.8%
    300     Abgenix Inc*                                             10,092
    200     Advance PCS*                                              5,870
    100     Affymetrix*                                               3,775
    150     Amerisourcebergen                                         9,532
     50     Andrx Group*                                              3,520
    300     Applera Corp-Applied Biosyte                             11,781
    100     Biogen*                                                   5,735
    200     Boston Scientific*                                        4,824
    450     Caremark RX*                                              7,339
    250     Cytyc*                                                    6,525
     50     Enzon*                                                    2,814
    200     Express Scripts*                                          9,352
    250     Genzyme*                                                 14,965
    100     Gilead Sciences*                                          6,572
    350     Guidant Corp*                                            17,430
    300     Health Management Associates, Cl A*                       5,520
    100     Human Genome Sciences*                                    3,372
    120     IDEC Pharmaceuticals*                                     8,272
    150     Imclone Systems*                                          6,969
     50     Invitrogen*                                               3,097
    133     King Pharmaceuticals*                                     5,603
    100     Laboratory Corp of America*                               8,085
    250     Medimmune*                                               11,588
    250     Millennium Pharmaceuticals*                               6,127
    100     Myriad Genetics*                                          5,264
    300     Protein Design Labs*                                      9,840
    120     Quest Diagnostics*                                        8,605
    150     Sepracor*                                                 8,559
    200     Shire Pharmaceuticals*                                    7,320
    150     St. Jude Medical*                                        11,648
     50     Stryker Corp                                              2,919
    150     Varian Medical Systems*                                  10,689
     50     Wellpoint Health Networks*                                5,843
                                                                 ----------
                                                                    249,446
                                                                 ----------
            INDUSTRIALS - 7.6%
    150     Apollo Group*                                             6,751
    100     CSX                                                       3,505
    250     Cendant*                                                  4,902
    155     Certegy*                                                  5,304
    250     Checkfree*                                                4,500
    150     Choice Point*                                             7,604
    100     Convergys*                                                3,749
    150     DEVRY*                                                    4,277
    210     Equifax                                                   5,072
    275     FiServ*                                                  11,638
     50     L-3 Communications*                                       4,500
     50     Northrop Grumman                                          5,040
    150     Robert Half International*                                4,047
     50     SPX *                                                     6,845
    100     Sabre Group Holdings*                                     4,235
    200     United Defense Industries*                                4,210
                                                                 ----------
                                                                     86,179
                                                                 ----------


See accompanying Notes to Financial Statements.

(28     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SCHEDULE OF INVESTMENTS DECEMBER 31, 2001


MID CAP GROWTH PORTFOLIO (CONCLUDED)

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            INFORMATION TECHNOLOGY - 25.1%
    150     Adobe Systems                                        $    4,658
    110     Affiliated Computer Services, Cl A*                      11,674
    750     Agere Systems*                                            4,261
    150     Altera*                                                   3,183
    150     Amdocs*                                                   5,095
    100     Amphenol, Cl A                                            4,805
    200     Apple Computer*                                           4,380
    200     Arrow Electronics*                                        5,980
    150     AutoDesk                                                  5,590
    300     BEA Systems*                                              4,620
    450     BMC Software*                                             7,366
    100     Broadcom*                                                 4,087
    150     Brocade Communications Systems*                           4,968
    250     Cadence Design Systems*                                   5,480
    100     Check Point Software Technologies*                        3,989
    250     Citrix Systems*                                           5,665
    250     Conexant Systems*                                         3,590
    200     Cree*                                                     5,892
    100     Electronic Arts*                                          6,062
    350     Extreme Networks*                                         4,515
    200     Fairchild Semicon International, Cl A*                    5,640
  1,050     I2 Technologies*                                          8,295
    250     Integrated Device Technology*                             6,647
    100     Intersil*                                                 3,225
    150     Intuit*                                                   6,417
    600     JDS Uniphase*                                             5,208
    110     KLA-Tencor*                                               5,452
    150     KPMG Consulting*                                          2,507
    250     LSI Logic*                                                3,945
    300     Lawson Software*                                          4,725
    100     Marvell Technology Group*                                 3,582
    350     McDATA, Cl A*                                             8,575
    150     Microchip Tech*                                           5,811
    400     Microtune*                                                9,384
    200     National Semiconductor*                                   6,158
    300     Network Appliance*                                        6,561
     50     Novellus Systems*                                         1,972
    100     PeopleSoft*                                               4,020
    350     Peregrine Systems*                                        5,191
    200     Polycom*                                                  6,814
    250     Powerwave Technologies*                                   4,320
    400     Rational Software*                                        7,800
    100     RF Micro Devices*                                         1,923
    260     Sanmina Corp*                                             5,174
    150     Scientific-Atlanta                                        3,591
    240     Sungard Data Systems*                                     6,934
    250     Symbol Technologies                                       3,970
     60     Synopsys*                                                 3,544
    100     Tech Data*                                                4,328
    700     3Com*                                                     4,466
    250     UTStarcom*                                                7,125
    100     VeriSign*                                                 3,804
  1,100     Vignette*                                                 5,907
    200     Waters*                                                   7,750
                                                                 ----------
                                                                    286,625
                                                                 ----------

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            MATERIALS - 1.5%
    250     Packaging Corp of America*                           $    4,538
    690     Pactiv*                                                  12,248
                                                                 ----------
                                                                     16,786
                                                                 ----------
            TELECOMMUNICATION SERVICES - 1.5%
    550     American Tower, Cl A*                                     5,208
    350     Nextel Communications, Cl A*                              3,836
    650     Nextel Partners, Cl A*                                    7,800
                                                                 ----------
                                                                     16,844
                                                                 ----------
            UTILITIES - 1.6%
    600     Calpine*                                                 10,074
    500     Mirant*                                                   8,010
                                                                 ----------
                                                                     18,084
                                                                 ----------
TOTAL COMMON STOCKS (COST $914,817)                               1,006,921
                                                                 ----------
RELATED PARTY MONEY MARKET FUND - 12.4%
141,689   First American Prime Obligations Fund
          (Cost $141,689) (a)                                       141,689
                                                                 ----------
TOTAL INVESTMENTS IN SECURITIES - 100.7% (COST $1,056,506) (b)   $1,148,610
                                                                 ----------

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this portfolio. See also Notes to Financial Statements.

(b) On December 31, 2001, the cost of investments for federal income tax purposes was $1,163,298. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:

     Gross unrealized appreciation      $  119,423
     Gross unrealized depreciation        (134,111)
                                        ----------
     Net unrealized depreciation        $  (14,688)
                                        ----------

*Non-income producing security

ADR  American Depositary Receipt
Cl   Class


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     29)

SCHEDULE OF INVESTMENTS December 31, 2001


SMALL CAP GROWTH PORTFOLIO

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
   (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS) COMMON STOCKS - 84.6%
            CONSUMER DISCRETIONARY - 12.2%
    200     Action Performance Companies*                        $    6,122
    150     Alliance Gaming*                                          4,408
    200     Ameristar Casinos*                                        5,010
     50     AnnTaylor Stores*                                         1,750
    300     Aztar*                                                    5,490
    500     Buca*                                                     8,105
    100     The Cheesecake Factory*                                   3,477
    150     The Children's Place Retail Stores*                       4,072
     50     Christopher & Banks*                                      1,713
    200     Direct Focus*                                             6,240
    100     Electronics Boutique Holdings*                            3,994
    180     Freds, Cl A                                               7,373
    500     Gymboree*                                                 5,965
    100     Harman International Industries                           4,510
    150     Hot Topic*                                                4,708
    150     Insight Communications Company*                           3,624
    100     Michaels Stores*                                          3,295
    100     P.F. Chang's China Bistro*                                4,730
    250     Reebok International*                                     6,625
    200     Ruby Tuesday                                              4,126
     50     Scholastic*                                               2,517
    350     Six Flags                                                 5,383
    150     Sonic Automotive*                                         3,516
    850     Spanish Broadcasting System*                              8,407
    100     Too*                                                      2,750
    300     United Rentals*                                           6,810
    450     West Marine*                                              6,611
                                                                 ----------
                                                                    131,331
                                                                 ----------
            CONSUMER STAPLES - 1.4%
    250     Duane Reade*                                              7,587
    100     Performance Food Group*                                   3,517
    400     Suprema Specialties*                                      4,000
                                                                 ----------
                                                                     15,104
                                                                 ----------
            ENERGY - 5.5%
    250     Cal Dive International*                                   6,170
    200     Dril-Quip*                                                4,820
    150     Evergreen Resources*                                      5,792
    600     Global Industries*                                        5,340
  1,750     Grey Wolf*                                                5,198
    800     Key Energy Services*                                      7,360
    250     Lone Star Technologies*                                   4,400
    800     Newpark Resources*                                        6,320
    150     Spinnaker Exploration*                                    6,174
    200     Universal Compression Holdings*                           5,898
    100     W-H Energy Services*                                      1,905
                                                                 ----------
                                                                     59,377
                                                                 ----------
            FINANCIALS - 4.6%
    100     Affiliated Managers Group*                                7,048
    200     Brown & Brown                                             5,460
    100     Cullen/Frost Bankers                                      3,088
    250     Doral Financial                                           7,802
    100     East West Bancorp                                         2,575
    150     Greater Bay Bancorp                                       4,287
    150     IndyMac Bancorp*                                          3,507
    200     New York Community Bancorp                                4,574
    200     Southwest Bancorp of Texas*                               6,054
    150     UCBH Holdings                                             4,266
                                                                 ----------
                                                                     48,661
                                                                 ----------

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            HEALTH CARE - 18.1%
    250     Alexion Pharmaceuticals*                             $    6,110
    150     American Pharmaceutical Partners*                         3,120
    100     Angiotech Pharmaceuticals*                                5,572
    200     ArthroCare*                                               3,586
    300     BioMarin Pharmaceutical*                                  4,032
    250     Charles River Laboratories*                               8,370
    250     Cholestech*                                               4,952
    100     Cooper Companies                                          4,998
    150     Cubist Pharmaceuticals*                                   5,394
    150     CuraGen*                                                  3,355
    250     DaVita*                                                   6,112
    100     Diagnostic Products                                       4,395
    200     Emisphere Technologies*                                   6,382
    350     Endocare*                                                 6,276
    200     First Horizon Pharmaceutical*                             5,878
    300     Genecor International*                                    4,788
    200     ILEX Oncology*                                            5,408
    350     ImmunoGen*                                                5,803
    300     Immunomedics*                                             6,078
     50     InterMune*                                                2,463
    200     Kensey Nash*                                              3,600
    150     MAXIMUS*                                                  6,309
    350     Medarex*                                                  6,286
    150     NPS Pharmaceuticals*                                      5,745
    200     Ocular Sciences*                                          4,660
    200     OraSure Technologies*                                     2,430
    300     Priority Healthcare, Cl B*                               10,557
    150     Respironics*                                              5,196
    350     SangStat Medical*                                         6,874
    550     Tanox*                                                   10,176
    150     Taro Pharmaceutical Industries*                           5,993
    200     Techne*                                                   7,370
    400     Thoratec*                                                 6,800
    900     XOMA*                                                     8,865
                                                                 ----------
                                                                    193,933
                                                                 ----------
            INDUSTRIALS - 17.7%
    150     Administaff*                                              4,111
    300     Aeroflex*                                                 5,679
    150     Alliant Techsystems*                                     11,580
    200     Arkansas Best*                                            5,764
    400     Armor Holdings*                                          10,796
     50     Career Education*                                         1,714
    150     Corporate Executive Board*                                5,505
    250     Dal-Tile International*                                   5,813
    300     DiamondCluster International, Cl A*                       3,930
    300     EDO                                                       7,935
    150     Education Management*                                     5,437
    200     Elcor                                                     5,558
    300     Flowserve*                                                7,983
    100     Forward Air*                                              3,392
    150     Frontier Airlines*                                        2,550
    500     Headwaters*                                               5,730
    250     Herley Industries*                                        4,250
    200     Insituform Technologies, Cl A*                            5,116
    350     Joy Global*                                               5,880
    100     Learning Tree International*                              2,790
    500     MCSi*                                                    11,725
    100     Oshkosh Truck                                             4,875
    650     Pemstar*                                                  7,800
    800     The Profit Recovery Group International*                  6,520
    200     Stericycle*                                              12,176
    550     SureBeam*                                                 5,759


See accompanying Notes to Financial Statements.

(30     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SCHEDULE OF INVESTMENTS December 31, 2001


SMALL CAP GROWTH PORTFOLIO (CONCLUDED)

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
    250     Swift Transportation Co.*                            $    5,377
    300     Sylvan Learning Systems*                                  6,621
    250     Tetra Tech*                                               4,978
    200     United Defense Industries*                                4,210
    650     Valence Technology*                                       2,190
     50     Waste Connections*                                        1,549
    200     Yellow*                                                   5,020
                                                                 ----------
                                                                    190,313
                                                                 ----------
            INFORMATION TECHNOLOGY - 22.9%
    400     Actuate*                                                  2,108
    600     Acxiom*                                                  10,482
    250     Alpha Industries*                                         5,450
    250     Aspen Technology*                                         4,200
    450     BAM! Entertainment*                                       3,740
     16     CACI International, Cl A*                                   632
    200     CIBER*                                                    1,892
    200     Computer Network Technology*                              3,558
    150     DSP Group*                                                3,489
    150     Digital Insight*                                          3,354
    550     E.piphany*                                                4,791
    450     Entrust*                                                  4,585
    250     F5 Networks*                                              5,385
    606     GlobespanVirata*                                          7,848
    150     HNC Software*                                             3,090
    550     I-many*                                                   5,308
    100     InFocus *                                                 2,202
    450     Informatica*                                              6,530
    150     The InterCept Group*                                      6,135
    201     Intermagnetics General*                                   5,206
    450     Interwoven*                                               4,383
    250     Kopin*                                                    3,500
    600     Lantronix*                                                3,792
    300     LogicVision*                                              3,825
    450     MatrixOne*                                                5,846
    200     Maxygen*                                                  3,514
     50     Microsemi*                                                1,505
    550     Microtune*                                               12,903
    250     Monolithic System Technology*                             5,150
    100     NetIQ*                                                    3,526
    200     NetScreen Technologies*                                   4,426
    250     Newport                                                   4,820
    450     Nuance Communications*                                    4,095
    200     O2Micro International*                                    4,810
    150     OSI Systems*                                              2,736
    350     Oak Technology*                                           4,812
    300     Perot Systems, Cl A*                                      6,126
    100     Photronics*                                               3,135
    150     Plantronics*                                              3,846
    200     Power Integrations*                                       4,568
    300     Powerwave Technologies*                                   5,184
    100     RADVision*                                                  759
    400     S1*                                                       6,472
    250     Silicon Storage Technology*                               2,410
    150     SmartForce PLC, ADR*                                      3,712
    150     SpeechWorks International*                                1,687
    150     Stellent*                                                 4,434
    750     StorageNetworks*                                          4,635
    650     Stratos Lightwave*                                        3,998
    100     THQ*                                                      4,847
    100     Tier Technologies*                                        2,156
    300     Titan*                                                    7,485
    250     TriQuint Semiconductor*                                   3,065
    100     Varian Semiconductor Equipment*                           3,459

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
    350     Vastera*                                             $    5,814
    300     Visionics*                                                4,329
                                                                 ----------
                                                                    245,749
                                                                 ----------
            MATERIALS - 0.7%
    100     Cambrex                                                   4,360
     50     OM Group                                                  3,310
                                                                 ----------
                                                                      7,670
                                                                 ----------
            TELECOMMUNICATION SERVICES - 1.5%
    150     AO VimpelCom*                                             3,907
    150     Airgate PCS*                                              6,833
    250     Leap Wireless International*                              5,242
                                                                 ----------
                                                                     15,982
                                                                 ----------
TOTAL COMMON STOCKS (COST $822,513)                                 908,120
                                                                 ----------
RELATED PARTY MONEY MARKET FUND - 11.7%
125,947     First American Prime Obligations Fund
            (Cost $125,947) (a)                                     125,947
                                                                 ----------
TOTAL INVESTMENTS IN SECURITIES - 96.3% (COST $948,460) (b)      $1,034,067
                                                                 ----------

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this portfolio. See also Notes to Financial Statements.

(b) On December 31, 2001, the cost of investments for federal income tax purposes was $987,041. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:

     Gross unrealized appreciation      $  75,715
     Gross unrealized depreciation        (28,689)
                                        ---------
     Net unrealized appreciation        $ 987,041
                                        ---------

*Non-income producing security

ADR American Depositary Receipt
Cl  Class
PLC Public Limited Company


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     31)

SCHEDULE OF INVESTMENTS December 31, 2001


TECHNOLOGY PORTFOLIO

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
   (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS) COMMON STOCKS - 95.0%
            CONSUMER DISCRETIONARY - 9.1%
  4,780     Amazon.com*                                          $   51,720
  1,550     AOL Time Warner*                                         49,755
     50     eBay*                                                     3,345
    450     Macrovision*                                             15,849
    560     Sony, ADR                                                25,256
                                                                 ----------
                                                                    145,925
                                                                 ----------
            INDUSTRIALS - 0.8%
    130     Northrop Grumman                                         13,105
                                                                 ----------
            SOFTWARE & SERVICES - 31.5%
    910     Accenture*                                               24,497
    650     Agile Software*                                          11,193
    760     Amdocs*                                                  25,817
    750     BEA Systems*                                             11,550
    550     BMC Software*                                             9,003
  1,330     Check Point Software Technologies*                       53,054
    400     Citrix Systems*                                           9,064
  1,050          E.piphany*                                           9,145
    920     Earthlink*                                               11,196
    200     Electronic Arts*                                         12,058
    400     F5 Networks*                                              8,616
  1,570     I2 Technologies*                                         12,403
  3,170     Internap Network Services*                                3,677
    650     Lawson Software*                                         10,238
  1,080     MatrixOne*                                               14,029
    860     Microsoft*                                               56,975
    300     NetIQ*                                                   10,578
  1,400     Nuance Communications*                                   12,740
  1,320     PeopleSoft*                                              53,064
    300     Peregrine Systems*                                        4,449
    840     Rational Software*                                       16,380
    350     SpeechWorks International*                                3,937
    480     Stellent*                                                14,189
     80     Synopsys*                                                 4,726
    310     THQ*                                                     15,026
  2,920     Tricord Systems*                                          3,504
    290     VeriSign*                                                11,032
  1,340     VERITAS Software*                                        60,072
  2,540     Vignette*                                                13,640
                                                                 ----------
                                                                    505,852
                                                                 ----------
            TECHNOLOGY HARDWARE & EQUIPMENT - 48.4%
  1,950     Agere Systems*                                           11,083
    450     Alpha Industries*                                         9,810
    460     Apple Computer*                                          10,074
    210     Applied Films*                                            6,562
    190     Applied Materials*                                        7,619
    300     Broadcom*                                                12,261
    700     Brocade Communications Systems*                          23,184
    250     Celestica*                                               10,097
  3,960     Cisco Systems*                                           71,716
  1,200     Compaq Computers                                         11,712
    510     Computer Network Technology*                              9,073
  1,230     Dell Computer*                                           33,431
  1,150     EMC*                                                     15,456
    640     Emcore*                                                   8,608
    210     Emulex*                                                   8,297
  1,870     Finisar*                                                 19,018
    340     Integrated Device Technology*                             9,041
  1,430     Intel                                                    44,974
  1,260     Lantronix*                                                7,963

SHARES                SECURITY DESCRIPTION                         VALUE
---------------------------------------------------------------------------
    950     LogicVision*                                         $   12,113
    460     Marvell Technology Group*                                16,477
    400     McDATA*                                                  10,044
  1,090     McDATA, Cl A*                                            26,705
    380     Mercury Interactive*                                     12,912
  1,470     Micron Technology*                                       45,570
    600     Microtune*                                               14,076
    400     Netscreen Technologies*                                   8,852
    880     Network Appliance*                                       19,246
    990     Nokia, ADR, Cl A                                         24,285
  3,680     Nortel Networks                                          27,600
    410     Novellus Systems*                                        16,175
  2,000     ONI Systems*                                             12,540
  2,250     Palm*                                                     8,730
    660     QUALCOMM*                                                33,330
    400     RF Micro Devices*                                         7,692
    210     Riverstone Networks*                                      3,486
  2,150     StorageNetworks*                                         13,287
  1,090     Stratos Lightwave*                                        6,703
  2,681     Taiwan Semiconductor Manufacturing Company, ADR*         46,033
    682     Texas Instruments                                        19,096
  3,130     United Microelectronics, ADR                             30,048
    700     UTStarcom*                                               19,950
    300     Xilnx*                                                   11,715
                                                                 ----------
                                                                    776,644
                                                                 ----------
            TELECOMMUNICATION SERVICES - 5.2%
     90     Airgate PCS*                                              4,099
    450     Allegiance Telecommunications*                            3,730
    750     American Tower, Cl A*                                     7,102
  1,250     Qwest Communications International                       17,663
    490     Sprint (PCS Group)*                                      11,961
      1     WorldCom - MCI Group*                                        13
  2,738     WorldCom - Worldcom Group*                               38,551
                                                                 ----------
                                                                     83,119
                                                                 ----------
TOTAL COMMON STOCKS (COST $1,379,232)                             1,524,645
                                                                 ----------
RELATED PARTY MONEY MARKET FUND - 6.2%
100,361     First American Prime Obligations Fund
            (Cost $100,361) (a)                                     100,361
                                                                 ----------
TOTAL INVESTMENTS IN SECURITIES - 101.2% (COST $1,479,593) (b)   $1,625,006
                                                                 ----------

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this portfolio. See also Notes to Financial Statements.

(b) On December 31, 2001, the cost of investments for federal income tax purposes was $2,679,031. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:

     Gross unrealized appreciation     $   226,009
     Gross unrealized depreciation      (1,370,034)
                                       -----------
     Net unrealized depreciation       $(1,144,025)
                                       -----------

*Non-income producing security

ADR  American Depositary Receipt
Cl   Class


See accompanying Notes to Financial Statements.

(32     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO Shareholders December 31, 2001

     SHAREHOLDER MEETINGS

     At a special meeting of shareholders of the First American Insurance Portfolios (FAIP), held on August 31, 2001, shareholders approved the following proposals:

     (1) The shareholders of all of the Portfolios, voting together as a class, approved a proposal to elect the following individuals to the Board of Directors of FAIP:

                                            SHARES VOTED FOR     SHARES WITHHELD
     ---------------------------------------------------------------------------
     Robert J. Dayton                           1,806,476             95,712
     Andrew S. Duff                             1,856,220             45,968
     Roger A. Gibson                            1,856,220             45,968
     Andrew M. Hunter III                       1,856,220             45,968
     Leonard W. Kedrowski                       1,806,476             95,712
     John M. Murphy, Jr.                        1,856,220             45,968
     Richard K. Riederer                        1,856,220             45,968
     Joseph D. Strauss                          1,806,476             95,712
     Virginia L. Stringer                       1,856,220             45,968
     James M. Wade                              1,856,220             45,968
     ---------------------------------------------------------------------------

     (2) The shareholders of all of the Portfolios, voting together as a class, voted to ratify the selection of Ernst & Young LLP as the independent public accountants for FAIP. The following votes were cast regarding this proposal:

                                                           SHARES       SHARES
                                     SHARES VOTED FOR     WITHHELD     ABSTAINED
     ---------------------------------------------------------------------------
                                            1,831,137       21,013        50,038
     ---------------------------------------------------------------------------

     (3) The shareholders of International Portfolio voted to approve a new sub-advisory agreement with Clay Finlay, Inc. The following votes were cast regarding this proposal:

                                                           SHARES       SHARES
                                     SHARES VOTED FOR     WITHHELD     ABSTAINED
     ---------------------------------------------------------------------------
     International Portfolio                  608,779           --        33,113
     ---------------------------------------------------------------------------


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     33)

NOTICE TO SHAREHOLDERS December 31, 2001

DIRECTORS AND OFFICERS OF THE FUND

                                POSITION(S)  TERM OF OFFICE
                                HELD         AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          WITH FUND    TIME SERVED                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               Director     Term expiring earlier of death,    Retired Chief Executive Officer, Okabena
5140 Norwest Center,                         resignation, removal,              Company, a private family financial
Minneapolis, Minnesota 55402                 disqualification, or successor     services office; Chairman, Okabena
(59)                                         Duly elected and qualified.        Company Board (1989-pee
                                             Director of FAIP since August      Executive Officer, Okabena Company
                                             1999                               (1993-June 2001)

Roger A. Gibson,                Director     Term expiring earlier of death,    Vice President, Cargo - United Airlines,
1020 15th Street, Suite 41A,                 resignation, removal,              since July 2001; Vice President, North
Denver, Colorado 80202 (55)                  disqualification, or successor     America-Mountain Region for United
                                             duly elected and qualified.        Airlines (1995-2001)
                                             Director of FAIP since August
                                             1999

Andrew M. Hunter III,           Director     Term expiring earlier of death,    Chairman, Hunter, Keith Industries, a
537 Harrington Road, Wayzata,                resignation, removal,              diversified manufacturing and services
Minnesota 55391 (54)                         disqualification, or successor     management company, since 1975
                                             duly elected and qualified.
                                             Director of FAIP since August
                                             1999

Leonard W. Kedrowski,           Director     Term expiring earlier of death,    Owner, Executive and Management
16 Dellwood Avenue, Dellwood,                resignation, removal,              Consulting, Inc., a management
Minnesota 55110 (60)                         disqualification, or successor     consulting firm, since 1992; Chief
                                             duly elected and qualified.        Executive Officer, Creative Promotions
                                             Director of FAIP since August      International, LLC, a promotional award
                                             1999                               programs and products company, since
                                                                                1999; Board member, GC McGuiggan
                                                                                Corporation (dba Smyth Companies),
                                                                                manufacturer of designer doors;
                                                                                acted as CEO of Graphics Unlimited
                                                                                from 1996-1998

Richard K. Riederer,            Director     Term expiring earlier of death,    Retired; President and Chief Executive
741 Chestnut Road, Sewickley,                resignation, removal,              Officer, Weirton Steel (1995-2001);
Pennsylvania 15143 (57)                      disqualification, or successor     Director, Weirton Steel (1993-2001);
                                             duly elected and qualified.        Executive Vice President and Chief
                                             Director of FAIP since August      Financial Officer, Weirton Steel,
                                             2001                               (1994-1995); Vice President of Finance
                                                                                and Chief Financial Officer, Weirton
                                                                                Steel (1989-1994)

Joseph D. Strauss,              Director     Term expiring earlier of death,    Chairman of FAF's and FAIF's Boards
8525 Edinbrook Crossing,                     resignation, removal,              from 1993 to September 1997 and of
Suite 5, Brooklyn Park,                      disqualification, or successor     FASF's Board from June 1996 to
Minnesota 55443 (61)                         duly elected and qualified.        September 1997; President of FAF and
                                             Director of FAIP since August      FAIF from June 1989 to November
                                             1999                               1989; Owner and Executive Officer,
                                                                                Excensus TM LLC, a consulting firm,
                                                                                since 2001; Owner and President,
                                                                                Strauss Management Company, since
                                                                                1993; Owner, Chairman and Chief
                                                                                Executive Officer, Community Resource
                                                                                Partnerships, Inc., a strategic planning,
                                                                                operations management, government
                                                                                relations, transportation planning and
                                                                                public relations organization, since
                                                                                1993; attorney at law
------------------------------------------------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                NUMBER OF                                   OTHER
                                PORTFOLIOS IN FUND                          DIRECTORSHIPS
                                COMPLEX OVERSEEN                            HELD
NAME, ADDRESS, AND AGE          BY DIRECTOR                                 BY DIRECTOR
-----------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               First American Funds                        None
5140 Norwest Center,            Complex: fifteen Registered
Minneapolis, Minnesota 55402    Investment Companies, including
(59)                            seventy three portfolios

Roger A. Gibson,                First American Funds                        None
1020 15th Street, Suite 41A,    Complex: fifteen Registered
Denver, Colorado 80202 (55)     Investment Companies,
                                including seventy three
                                portfolios

Andrew M. Hunter III,           First American Funds                        None
537 Harrington Road, Wayzata,   Complex: fifteen Registered
Minnesota 55391 (54)            Investment Companies,
                                including seventy three
                                portfolios

Leonard W. Kedrowski,           First American Funds                        None
16 Dellwood Avenue, Dellwood,   Complex: fifteen Registered
Minnesota 55110 (60)            Investment Companies,
                                including seventy three
                                portfolios

Richard K. Riederer,            First American Funds                        None
741 Chestnut Road, Sewickley,   Complex: fifteen Registered
Pennsylvania 15143 (57)         Investment Companies,
                                including seventy three
                                portfolios

Joseph D. Strauss,              First American Funds                        None
8525 Edinbrook Crossing,        Complex: fifteen Registered
Suite 5, Brooklyn Park,         Investment Companies,
Minnesota 55443 (61)            including seventy three
                                portfolios
-----------------------------------------------------------------------------------------


(34     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001

                               POSITION(S)  TERM OF OFFICE
                               HELD         AND LENGTH OF                        PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE         WITH FUND    TIME SERVED                          DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,          Chair;       Chair Term three years.              Owner and President, Strategic
712 Linwood Avenue,            Director     Directors Term expiring earlier      Management Resources, Inc., since
St. Paul, Minnesota 55105 (57)              of death, resignation, removal,      1993; Executive Consultant for State
                                            disqualification, or successor       Farm Insurance Company since 1997;
                                            duly elected and qualified. Chair    formerly President and Director, The
                                            of FAIP's Board since 1999;          Inventure Group, a management
                                            Director of FAIP since August        consulting and training company;
                                            1999                                 President, Scott's, Inc., a transportation
                                                                                 company, and Vice President of Human
                                                                                 Resources, The Pillsbury Company

James M. Wade,                 Director     Term expiring earlier of death,      Owner and President, Jim Wade Homes,
2802 Wind Bluff Circle,                     resignation, removal,                a homebuilding company, since 1999;
Wilmington, North Carolina                  disqualification, or successor       Vice President and Chief Financial
28409 (58)                                  duly elected and qualified.          Officer, Johnson Controls, Inc., a
                                            Director of FAIP since August        controls manufacturing company
                                            2001                                 (1987-1991)

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,           Director     Term expiring earlier of death,      Chairman and Chief Investment Officer,
800 Nicollet Mall, Minneapolis,             resignation, removal,                First American Asset Management and
Minnesota 55402 (60) *                      disqualification, or successor       U.S. Bank Trust, N.A., and Executive
                                            duly elected and qualified.          Vice President, U.S. Bancorp
                                            Director of FAIP since August        (1991-1999); Executive Vice President,
                                            1999                                 U.S. Bancorp since January 1999;
                                                                                 Minnesota State Chairman -
                                                                                 U.S. Bancorp since 2000
---------------------------------------------------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                    NUMBER OF                          OTHER
                                    PORTFOLIOS IN FUND                 DIRECTORSHIPS
                                    COMPLEX OVERSEEN                   HELD
NAME, ADDRESS, AND AGE              BY DIRECTOR                        BY DIRECTOR
------------------------------------------------------------------------------------
Virginia L. Stringer,               First American Funds               None
712 Linwood Avenue,                 Complex: fifteen Registered
St. Paul, Minnesota 55105 (57)      Investment Companies,
                                    including seventy three
                                    portfolios

James M. Wade,                      First American Funds               None
2802 Wind Bluff Circle,             Complex: fifteen Registered
Wilmington, North Carolina          Investment Companies,
28409 (58)                          including seventy three
                                    portfolios

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,                First American Funds               None
800 Nicollet Mall, Minneapolis,     Complex: fifteen Registered
Minnesota 55402 (60) *              Investment Companies,
                                    including seventy three
                                    portfolios
------------------------------------------------------------------------------------

*Mr. Murphy is considered an "interested" Director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management and its predecessor, First American Asset Management, U.S. Bank Trust, National Association, and his ownership of securities issued by U.S. Bancorp.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND, or writing First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

                               POSITION(S)  TERM OF OFFICE
                               HELD         AND LENGTH OF                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE         WITH FUND    TIME SERVED                    DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,       President    Re-elected by the Board        Chief Executive Officer of U.S. Bancorp
U.S. Bancorp Asset                          annually; President of FAIP    Asset Management, Inc. since May
Management, Inc., 800 Nicollet              since February 2001            2001; Chief Executive Officer of
Mall, Minneapolis, Minnesota                                               First American Asset Management from
55402 (39)*                                                                December 2000 through May 2001 and
                                                                           of Firstar Investment & Research
                                                                           Management Company from February
                                                                           2001 through May 2001; Senior
                                                                           Managing Director and Head of Equity
                                                                           Research of U.S. Bancorp Piper Jaffray
                                                                           through December 2000; Senior Airline
                                                                           Analyst and Director of Equity Research
                                                                           of Credit Suisse First Boston through
                                                                           1998

Mark S. Jordahl,               Vice         Re-elected by the Board        Chief Investment Officer of U.S. Bancorp
U.S. Bancorp Asset             President -  annually; Vice President -     Asset Management, Inc. since
Management, Inc.               Investments  Investments of FAIP since      September 2001; President and Chief
800 Nicollet Mall, Minneapolis,             September 2001                 Investment Officer, ING Investment
Minnesota 55402 (41)*                                                      Management - Americas (September
                                                                           2000 to present); Senior Vice President and
                                                                           Chief Investment Officer, ReliaStar
                                                                           Financial Corp. (January 1998 to September
                                                                           2000); Executive Vice President and Managing
                                                                           Director, Washington Square Advisers
                                                                           (January 1996 to December 1997); Senior Vice
                                                                           President, Private Placements, Washington
                                                                           Square Capital, Inc. (January 1992 to
                                                                           January 1996)
-----------------------------------------------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                    NUMBER OF                  OTHER
                                    PORTFOLIOS IN FUND         DIRECTORSHIPS
                                    COMPLEX OVERSEEN           HELD
NAME, ADDRESS, AND AGE              BY DIRECTOR                BY DIRECTOR
----------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,            NA                       NA
U.S. Bancorp Asset
Management, Inc., 800 Nicollet
Mall, Minneapolis, Minnesota
55402 (39)*

Mark S. Jordahl,                    NA                       NA
U.S. Bancorp Asset
Management, Inc.
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (41)*
----------------------------------------------------------------------------


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     35)

NOTICE TO SHAREHOLDERS December 31, 2001

                                 POSITION(S)      TERM OF OFFICE
                                 HELD             AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND        TIME SERVED
----------------------------------------------------------------------------------
Peter O. Torvik,                 Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Marketing        Marketing of FAIP since
800 Nicollet Mall, Minneapolis,                   September 2000
Minnesota 55402 (47)*

Jeffery M. Wilson,               Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Administration   Administration of FAIP since
800 Nicollet Mall, Minneapolis,                   March 2000
Minnesota 55402 (45)*

Robert H. Nelson,                Treasurer        Re-elected by the Board
U.S. Bancorp Asset                                annually; Treasurer of FAIP
Management, Inc. 800 Nicollet                     since March 2000
Mall, Minneapolis, Minnesota
55402 (38)*

James L. Chosy,                  Secretary        Re-elected by the Board
U.S. Bancorp Asset                                annually; Secretary of FAIP
Management, Inc.                                  since February 2001
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since March 2000;
Minnesota 55402 (56)                              Secretary of FAIP from
                                                  September 1999 through March
                                                  2000

James D. Alt,                    Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since September 1999
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since September 1999
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant        Re-elected by the Board
612 E. Michigan Street,          Secretary        annually; Assistant Secretary of
Milwaukee, WI 53202 (34)*                         FAIP since September 2001
----------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                          NUMBER OF            OTHER
                                                                          PORTFOLIOS IN FUND   DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                  COMPLEX OVERSEEN     HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                      BY DIRECTOR          BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Peter O. Torvik,                 Executive Vice President of              NA                   NA
U.S. Bancorp Asset               U.S. Bancorp Asset Management since
Management, Inc.                 May 2001; Executive Vice President of
800 Nicollet Mall, Minneapolis,  First American Asset Management from
Minnesota 55402 (47)*            February 2001 through May 2001;
                                 President and partner of DPG Group, a
                                 Florida-based partnership engaged in
                                 affinity marketing through 2000

Jeffery M. Wilson,               Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset               Asset Management since May 2001;
Management, Inc.                 Senior Vice President of First American
800 Nicollet Mall, Minneapolis,  Asset Management through May 2001
Minnesota 55402 (45)*

Robert H. Nelson,                Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset               Asset Management since May 2001;
Management, Inc. 800 Nicollet    Senior Vice President of First American
Mall, Minneapolis, Minnesota     Asset Management from 1998 through
55402 (38)*                      May 2001 and of Firstar Investment &
                                 Research Management Company from
                                 February 2001 through May 2001;
                                 Senior Vice President of Piper Capital
                                 Management Inc. through 1998

James L. Chosy,                  Associate General Counsel of             NA                   NA
U.S. Bancorp Asset               U.S. Bancorp since 1996
Management, Inc.
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (56)

James D. Alt,                    Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant Vice President, Fund           NA                   NA
612 E. Michigan Street,          Compliance Administrator, U.S. Bancorp
Milwaukee, WI 53202 (34)*        Fund Services, LLC (fka Firstar Mutual
                                 Fund Services, LLC) since March 1997
------------------------------------------------------------------------------------------------------------

*Messrs. Schreier, Jordahl, Torvik, Wilson, Nelson and Chosy are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAIP. Mr. Hess is an officer of U.S. Bancorp Fund Services, LLC, which serves as Co-Administrator for FAIP.


(36     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

[LOGO] FIRST AMERICAN FUNDS(TM)



DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each portfolio.

For a prospectus containing more information on First American Insurance Portfolios, including investment policies, fees, and expenses, please contact your participating insurance company.


INVESTMENT ADVISOR AND ADMINISTRATOR
     U.S. BANCORP ASSET MANAGEMENT, INC.,
     A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     415 Walnut Street
     Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     1400 Pillsbury Center
     200 South Sixth Street
     Minneapolis, Minnesota 55402

FUND COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Minneapolis, Minnesota 55402


2019-02 2/2002

[LOGO] FIRST AMERICAN FUNDS(TM)                2001
                                               ANNUAL REPORT





                                    INSURANCE
                                   PORTFOLIOS

                                Equity Income








"Integrity and firmness is all I can promise; these, be the voyage long or short, never shall forsake me."

     _George Washington

FIRST AMERICAN FUNDS

WE BELIEVE INVESTMENT SUCCESS IS DEVELOPED OVER A LIFETIME. THE APPROACH MUST BE STRATEGIC AND GOAL-ORIENTED. THE PORTFOLIO MUST HAVE DEPTH AND BREADTH. AND THE INDIVIDUAL INVESTMENTS SHOULD DELIVER ABOVE MARKET PERFORMANCE OVER A SUSTAINED PERIOD OF TIME.






TABLE OF CONTENTS

MESSAGE TO SHAREHOLDERS                   1
REPORT OF INDEPENDENT AUDITORS            5
STATEMENTS OF ASSETS AND LIABILITIES      6
STATEMENTS OF OPERATIONS                  7
STATEMENTS OF CHANGES IN NET ASSETS       8
FINANCIAL HIGHLIGHTS                      9
NOTES TO FINANCIAL STATEMENTS            10
SCHEDULE OF INVESTMENTS                  14
NOTICE TO SHAREHOLDERS                   16







--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS  February 15, 2002



     DEAR CONTRACT OWNERS:

     Speaking for the board of directors and the staff of U.S. Bancorp Asset Management, Inc., thank you for the ongoing opportunity you have given us to manage your investments. This has been a momentous year for First American Funds, as it has grown by combining funds with the Firstar Fund family. We believe this combination will provide significantly greater resources and capabilities that should prove beneficial to you.

     The past year is one that will leave its mark on all Americans due to a series of tumultuous and trying circumstances. Starting with a disputed Presidential election at the end of 2000, and followed by a slowing U.S. economy, a series of interest-rate cuts by the Federal Reserve, and the unprecedented terrorist action on September 11, the investment environment was like nothing we had ever witnessed. Like you, we will always remember those who lost their lives in the tragic terrorist attacks and the many citizens who sacrificed themselves in a heroic cause.

     Not surprisingly, this sequence of events resulted in market volatility. Bond markets generally benefited during this time, while equity markets underwent a fairly dramatic and sustained correction. A market environment such as this can be extremely challenging, and we are reminded that from time to time unusual events can create trying times for investors. This is when a focus on maintaining a disciplined, diversified approach is so important in helping you achieve your long-term objectives.

     This report provides you with details of investment results, fund holdings, financial statements, and notes relating to fund operations for the fiscal year ended December 31, 2001. Please review this information at your convenience.

     We thank you for putting your trust in the investment management of First American Funds. We are committed to helping you achieve your investment goals.


     Sincerely,

     /s/ Virginia L. Stringer                     /s/ Mark Jordahl


     VIRGINIA L. STRINGER                         MARK JORDAHL

     Chairperson of the Board                     Chief Investment Officer
     First American Insurance Portfolios, Inc.    U.S. Bancorp Asset Management,
                                                  Inc.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     1)

EQUITY INCOME

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL AND INCOME



In a volatile year for stocks, the First American Equity Income Portfolio finished the year with a modest decline of 3.80% for the fiscal year ended December 31, 2001. The portfolio's benchmark, the S&P 500 Composite Index, declined 11.88% over the same 12-month period*.

Stocks that pay dividends began to draw more investor attention as market expectations shifted from the belief early in the year that the economy would continue to grow, to the reality of official economic recessionary conditions in the third quarter.

Because the portfolio was positioned to weather this change based on portfolio managers' expectations for the economy, the portfolio held up relatively well. The portfolio remained significantly underweight in the technology sector on the expectation of continued slow capital spending, while the technology positions held significantly outperformed the averaged return for the sector. However, with the technology rally late in the year, the portfolio's underweight in the sector eroded some performance.

An important development in December was that shareholders approved a proposed merger such that this portfolio became successor to the Firstar Equity Income Portfolio, a series of Met Investors Series Trust, Inc. The investment objective remains long-term growth of capital and income; however, the portfolio changed its benchmark from the Russell 1000 Index to the S&P 500 Index. The portfolio was also shifted to an emphasis on stocks that pay dividends, which provides a cushion in periods when markets move lower as the income yield on the portfolio partially offsets stock price erosion.

Going forward, the portfolio will adhere to its discipline of emphasizing yield-oriented sectors of the market and dividend-paying companies. The Federal Reserve Bank's efforts to stimulate growth have recently produced encouraging signs that the economy may be stabilizing; however, the recovery is beginning from a lower economic base and significantly lower level of corporate profits. The portfolio continues to be gradually adjusted to favor stocks that can benefit from positive economic growth as improvement in the economy becomes more visible and sustainable.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                                 SINCE INCEPTION(4)
                                                 -------------------------------
                                         1 YEAR       7/1/1997   12/17/2001
--------------------------------------------------------------------------------
Class IA                                 -3.80%          7.64%           --
--------------------------------------------------------------------------------
Class IB                                     --             --        2.22%
--------------------------------------------------------------------------------
S&P 500 Composite Index(3)              -11.88%          5.67%           --
--------------------------------------------------------------------------------
Russell 1000 Index(3)                   -12.45%          5.81%           --
--------------------------------------------------------------------------------

*UNLIKE INVESTMENT PORTFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES,
 TRANSACTION COSTS, OR CASH FLOW EFFECTS.

(2     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

EQUITY INCOME


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

               FIRST AMERICAN
                EQUITY INCOME
                  PORTFOLIO,         S&P 500            RUSSELL 1000
                  CLASS IA      COMPOSITE INDEX(3)        INDEX(3)
               -----------------------------------------------------

07/1997            10,000             10,000               10,000
12/1997            11,269             10,243               10,353
12/1998            12,323             13,168               13,151
12/1999            12,632             15,938               15,901
12/2000            14,481             14,487               14,662
12/2001            13,931             12,765               12,836

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

    On December 17, 2001, the First American Equity Income Portfolio became the successor by merger to the Firstar Equity Income Portfolio, a series of Met Investors Series Trust, Inc. Prior to the merger, the First American portfolio had no assets or liabilities. Performance prior to December 17, 2001, is that of the Firstar Equity Income Portfolio.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The S&P 500 Composite Index is an unmanaged index of large-capitalization stocks. Previously, the portfolio used the Russell 1000 Index as a benchmark. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Going forward, the portfolio will use the S&P 500 Composite Index as a comparison because its composition better matches the portfolio's objectives and strategies.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the Equity Income Portfolio IB represents cumulative total return as the portfolio has been in operation less than one year.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     3)

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS


     The Board of Directors and Shareholders
     First American Insurance Portfolios, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Equity Income Portfolio (one of the portfolios constituting the First American Insurance Portfolios, Inc.) (the Portfolio) as of December 31, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated herein, except as noted below. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of the Portfolio for the periods presented through December 31, 2000, were audited by other auditors whose reports dated February 2, 2001 and February 4, 2000, expressed unqualified opinions on those financial statements and financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Equity Income Portfolio of the First American Insurance Portfolios, Inc. as of December 31, 2001, and the results of its operations, changes in its net assets and its financial highlights for the period indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

     Minneapolis, Minnesota
     February 1, 2002


                    FIRST AMERICAN INSURANCE PORTFOLIO ANNUAL REPORT 2001     5)

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2001


                                                                          EQUITY INCOME
                                                                              PORTFOLIO
-----------------------------------------------------------------------    ------------
ASSETS:
Investments in securities, at value (cost $35,814,949)                     $ 36,929,095
Cash in bank on demand deposit                                                   17,270
Dividends and interest receivable                                                43,416
Capital shares sold                                                               5,596
Other assets                                                                     21,561
-----------------------------------------------------------------------    ------------
TOTAL ASSETS                                                                 37,016,938
=======================================================================    ============
LIABILITIES:
Payable for investment securities purchased                                      56,527
Capital shares redeemed                                                          12,073
Payable to affiliates                                                            98,797
Accrued expenses and other liabilities                                           38,790
-----------------------------------------------------------------------    ------------
TOTAL LIABILITIES                                                               206,187
=======================================================================    ============
NET ASSETS                                                                 $ 36,810,751
=======================================================================    ============
COMPOSITION OF NET ASSETS:
Portfolio capital                                                          $ 39,177,594
Accumulated net investment income                                                22,102
Accumulated net realized loss on investments                                 (3,503,091)
Net unrealized appreciation of investments                                    1,114,146
-----------------------------------------------------------------------    ------------
NET ASSETS                                                                 $ 36,810,751
=======================================================================    ============
CLASS IA:
Net assets                                                                 $ 24,049,456
Shares issued and outstanding (unlimited number of shares authorized)         2,090,375
Net asset value, offering price, and redemption price per share            $      11.50

CLASS IB:
Net assets                                                                 $ 12,761,295
Shares issued and outstanding (unlimited number of shares authorized)         1,109,773
Net asset value, offering price, and redemption price per share            $      11.50
=======================================================================    ============


See accompanying Notes to Financial Statements.

(6     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

STATEMENTS OF OPERATIONS For the year ended December 31, 2001


                                                                        EQUITY INCOME
                                                                            PORTFOLIO
----------------------------------------------------------------------     ----------
INVESTMENT INCOME:
Interest                                                                   $    9,823
Dividends                                                                     147,668
Less: Foreign taxes withheld                                                      (63)
----------------------------------------------------------------------     ----------
TOTAL INVESTMENT INCOME                                                       157,428
======================================================================     ==========
EXPENSES:
Investment advisory fees                                                       68,013
Administrator and fund accounting fees                                          4,467
Transfer agent fees and expenses                                                5,723
Custodian fees                                                                 45,538
Directors' fees                                                                 8,181
Professional fees                                                              12,460
Distribution fees - Class IB                                                    1,524
Printing                                                                          744
Other                                                                           1,740
----------------------------------------------------------------------     ----------
TOTAL EXPENSES                                                                148,390
======================================================================     ==========
Less: Investment advisory fee waiver                                          (66,576)
----------------------------------------------------------------------     ----------
TOTAL NET EXPENSES                                                             81,814
======================================================================     ==========
Investment income - net                                                        75,614
----------------------------------------------------------------------     ----------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS - NET:
Net realized gain on investments                                              412,832
Net change in unrealized appreciation or depreciation of investments          166,772
----------------------------------------------------------------------     ----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                     579,604
======================================================================     ==========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $  655,218
======================================================================     ==========


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     7)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                 EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------    -----------------------------
                                                                                                    1/1/01           1/1/00
                                                                                                        to               to
                                                                                                  12/31/01         12/31/00
------------------------------------------------------------------------------------------    ------------     ------------
OPERATIONS:
Investment income - net                                                                       $     75,614     $    106,829
Net realized gain (loss) on investments                                                            412,832          (19,120)
Net change in unrealized appreciation or depreciation of investments                               166,772          906,005
------------------------------------------------------------------------------------------    ------------     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               655,218          993,714
==========================================================================================    ============     ============
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class IA                                                                                         (55,385)        (103,953)
Net realized gain on investments:
  Class IA                                                                                        (203,684)         (22,300)
------------------------------------------------------------------------------------------    ------------     ------------
TOTAL DISTRIBUTIONS                                                                               (259,069)        (126,253)
==========================================================================================    ============     ============
CAPITAL SHARE TRANSACTIONS:
Class IA:
  Proceeds from sales                                                                              267,394          452,830
  Reinvestment of distributions                                                                    256,856          126,253
  Payments for redemptions                                                                      (2,187,810)        (968,438)
  Shares issued in connection with the acquisition of the
  Met Investors Portfolio assets                                                                18,263,273               --
------------------------------------------------------------------------------------------    ------------     ------------
Increase (decrease) in net assets from Class IA transactions                                    16,599,713         (389,355)
------------------------------------------------------------------------------------------    ------------     ------------
Class IB(a):
  Proceeds from sales                                                                              128,563               --
  Payments for redemptions                                                                      (1,412,075)              --
  Shares issued in connection with the acquisition of the Ohio National Portfolio assets        13,649,779               --
------------------------------------------------------------------------------------------    ------------     ------------
Increase in net assets from Class IB transactions                                               12,366,267               --
------------------------------------------------------------------------------------------    ------------     ------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                                          28,965,980         (389,355)
==========================================================================================    ============     ============
TOTAL INCREASE IN NET ASSETS                                                                    29,362,129          478,106
==========================================================================================    ============     ============
Net assets at beginning of period                                                                7,448,622        6,970,516
------------------------------------------------------------------------------------------    ------------     ------------
NET ASSETS AT END OF PERIOD                                                                   $ 36,810,751     $  7,448,622
==========================================================================================    ============     ============
ACCUMULATED NET INVESTMENT INCOME                                                             $     22,102     $      2,193
==========================================================================================    ============     ============
SHARE TRANSACTIONS:
Class IA:
  Shares issued                                                                                     21,439           42,516
  Shares issued in lieu of cash distributions                                                       23,016            9,973
  Shares redeemed                                                                                 (180,163)         (84,870)
  Shares issued in connection with the acquisition of the
  Met Investors Portfolio assets                                                                 1,634,353               --
------------------------------------------------------------------------------------------    ------------     ------------
TOTAL CLASS IA TRANSACTIONS                                                                      1,498,645          (32,381)
==========================================================================================    ============     ============
Class IB(a):
  Shares issued                                                                                     11,232               --
  Shares redeemed                                                                                 (123,590)              --
  Shares issued in connection with the acquisition of the Ohio National Portfolio assets         1,222,131               --
------------------------------------------------------------------------------------------    ------------     ------------
TOTAL CLASS IB TRANSACTIONS                                                                      1,109,773               --
==========================================================================================    ============     ============
NET INCREASE (DECREASE) IN CAPITAL SHARES                                                        2,608,418          (32,381)
==========================================================================================    ============     ============

(a) Class IB commenced operations on December 17, 2001.


See accompanying Notes to Financial Statements.

(8     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended December 31, unless otherwise indicated.


                                                                                 EQUITY INCOME PORTFOLIO (a)
                                                              -----------------------------------------------------------------
                                                                                       CLASS IA                        CLASS IB
                                                              ------------------------------------------------------   --------
                                                                  2001       2000         1999       1998    1997(c)    2001(b)
-------------------------------------------------------------  -------    -------      -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 12.59    $ 11.17      $ 11.63    $ 11.05    $ 10.00    $ 11.25
=============================================================  =======    =======      =======    =======    =======    =======
INVESTMENT OPERATIONS:
Net investment income                                             0.13       0.19         0.19       0.17       0.07       0.01
Net realized and unrealized gain (loss) on investments           (0.63)      1.45         0.11       0.86       1.19       0.24
-------------------------------------------------------------  -------    -------      -------    -------    -------    -------
Total from investment operations                                 (0.50)      1.64         0.30       1.03       1.26       0.25
-------------------------------------------------------------  -------    -------      -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income                             (0.12)     (0.18)       (0.19)     (0.17)     (0.07)        --
Distributions from net realized gains                            (0.47)     (0.04)(d)    (0.57)     (0.28)     (0.14)        --
-------------------------------------------------------------  -------    -------      -------    -------    -------    -------
Total distributions                                              (0.59)     (0.22)       (0.76)     (0.45)     (0.21)        --
-------------------------------------------------------------  -------    -------      -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                                 $ 11.50    $ 12.59      $ 11.17    $ 11.63    $ 11.05    $ 11.50
=============================================================  =======    =======      =======    =======    =======    =======
Total return                                                     (3.80)%    14.64%        2.51%      9.35%     12.69%      2.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                $24,049    $ 7,449      $ 6,971    $ 4,695    $ 1,683    $12,761
Ratio of expenses to average net assets                           1.10%      1.10%        1.10%      1.10%      1.10%      1.25%
Ratio of net investment income to average net assets              1.02%      1.53%        1.85%      1.79%      1.65%      1.26%
Ratio of expenses to average net assets, excluding waivers
 and reimbursements(e)                                            2.08%      2.15%        2.23%      2.69%      3.58%      1.26%
Ratio of net investment income (loss) to average net assets,
 excluding waivers and reimbursements(e)                          0.04%      0.48%        0.72%      0.20%     (0.83)%     1.25%
Portfolio turnover rate                                             73%        32%          59%        79%        18%        73%
=============================================================  =======    =======      =======    =======    =======    =======

(a) The financial highlights for the Equity Income Portfolio as set forth herein include the historical financial highlights of the Met Investors Series Trust - Firstar Equity Income Portfolio. The assets of the Met Investors Portfolio were acquired by the First American Equity Income Portfolio on December 17, 2001. In connection with such acquisition, Class A shares of the Met Investors Series Trust - Firstar Equity Income Portfolio were exchanged for Class IA shares of the First American Equity Income Portfolio. Met Investors Series Trust - Firstar Equity Income Portfolio is the accounting survivor.
(b) Shares have been offered since December 17, 2001. All ratios for the period have been annualized, except total return.
(c) Portfolio commenced operations on July 1, 1997. All ratios for the period have been annualized, except total return.
(d) Includes distributions in excess of net realized gains of $0.04 per share.
(e) During the period certain fees were voluntarily reimbursed or waived. If such voluntary reimbursements and fee waivers had not occurred, the ratios would have been as indicated.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     9)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

1 >  ORGANIZATION

     First American Insurance Portfolios, Inc. (FAIP) is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended. FAIP was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in seven series (individually Portfolio, collectively Portfolios). The information presented in these financial statements pertains to the Equity Income Portfolio. Each series represents a separate investment portfolio with its own investment objectives and policies. The Equity Income Portfolio is a diversified open-end management investment company.

     FAIP offers Class IA and IB shares. Class IA and Class IB shares are identical in all respects, except that Class IB shares are subject to a 0.25% distribution fee charged pursuant to a Rule 12b-1 plan, which has been adopted in accordance with Rule 12b-1 or the Investment Company Act of 1940, as amended.

     Shares of the Portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or variable life insurance policies. The Portfolios' prospectus provides additional descriptions of each Portfolio's investment objectives, policies and strategies.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Portfolios are as follows:

     SECURITY VALUATION - Security valuations for FAIP portfolio investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Portfolios record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends from the Portfolios' net investment income and distributions from the Portfolios' net realized capital gains, if any, are declared and distributed at least annually.

     FEDERAL TAXES - Each Portfolio is treated as a separate taxable entity. Each Portfolio intends to fulfill the requirements of Subchapter M and to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for Federal income taxes is required. Dividends and distributions to shareholders are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

     Net investment income and net realized gains (losses) and the basis of investments in securities may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. To the extent these


(10     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     On the statements of assets and liabilities the following adjustments were made for permanent tax adjustments (000):

                               ACCUMULATED     UNDISTRIBUTED
                              NET REALIZED    NET INVESTMENT
                               GAIN (LOSS)            INCOME     PAID IN CAPITAL
     ---------------------------------------------------------------------------
     Equity Income Portfolio        11,002             (320)            (10,682)
     ---------------------------------------------------------------------------

     At December 31, 2001, the following Portfolio has capital loss carryforwards available to offset future capital gains, if any, that expire as shown:

                                                                      EXPIRATION
                                                           AMOUNT           DATE
     ---------------------------------------------------------------------------
     Equity Income Portfolio                            3,431,562           2008
     ---------------------------------------------------------------------------

     Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the Portfolios from net investment income and distributions, if any, of net realized capital gains will be taxable to the participating insurance company.

     EXPENSES - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative average net assets or some other appropriate basis. Class specific expenses, such as the 12b-1 fees, are borne by that Class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective Class on the basis of the relative net assets each day.

     USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITIES LENDING - In order to generate additional income, a Portfolio may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Portfolio's policy is to maintain collateral in the form of cash, U.S. Government or U.S. Government agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral equal to at least 100% of the value of securities loaned. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. The collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthiness under guidelines established by the Board of Directors and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     U.S. Bank National Association (U.S. Bank) acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Portfolios. As of December 31, 2001, the Equity Income Portfolio had no securities on loan.


3 >  FEES AND EXPENSES

     ADVISOR FEES - On May 2, 2001, First American Asset Management (FAAM), a division of U.S. Bank, and Firstar Investment Research & Management Company LLC (FIRMCO) combined advisory operations to form U.S. Bancorp Piper Jaffray Asset Management, Inc. (the Advisor). On December 10, 2001, the name of the Advisor was changed to U.S. Bancorp Asset Management, Inc. The investment advisory fees paid by each Portfolio did not change as a result of the combination. Pursuant to an investment advisory agreement (the Agreement), the Advisor manages each Portfolio's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Portfolio to pay the Advisor a monthly fee based upon average daily net assets. The annual fee for The Equity Income Portfolio is as follows:

                                                                    ADVISORY FEE
     ---------------------------------------------------------------------------
     Equity Income Portfolio                                            1.10%
     ---------------------------------------------------------------------------

     The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Portfolio from time to time. Any such waiver or reimbursement is


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     11)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Portfolios from time to time, at its discretion, while retaining the ability to be reimbursed by the Portfolios for such amounts prior to the end of the fiscal year.

     ADMINISTRATION FEES - On October 1, 2001, U.S. Bancorp Asset Management, Inc., and U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, (collectively the Administrators) began serving as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Portfolios. The Administrators will provide administration services to the Portfolios and serve as the Portfolios' Administrator. The Administrators are each subsidiaries of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators are compensated to provide, or, compensate other entities to provide services to the Portfolios. These services include: various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Portfolios pay the Administrators at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.25% of the average daily net assets up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. Each Portfolio is subject to a $50,000 minimum charge per year. In addition, the Portfolios pay the Administrators annual fees of $18,500 per class for transfer agent services.

     Prior to October 1, 2001, U.S. Bank served as the sole administrator for the Portfolios. The Portfolios paid U.S. Bank at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.12% of the average daily net assets up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $8 billion. Each Portfolio was subject to a $50,000 minimum charge per year. In addition, the Portfolios paid U.S. Bank annual fees of $18,500 per class for transfer agent services.

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the custodian (the Custodian). The fee for each Portfolio is equal to an annual rate of 0.03% (0.10% in the case of the International Portfolio) of such Portfolio's average daily net assets. All fees are computed daily and paid monthly. In addition, the International Portfolio pays any sub-custodian fees. The Custodian is also reimbursed for any out-of-pocket expenses incurred while providing services to the Portfolios.

     DISTRIBUTION FEES - Quasar Distributors, LLC (Quasar), an affiliate of U.S. Bancorp, serves as distributor of the Portfolios. Under the distribution plan, each of the Portfolios pay Quasar a monthly distribution fee equal to an annual rate of 0.25% of the average daily net assets of the Portfolio's Class IB shares. Distribution fees may be used by Quasar to provide compensation for sales support and distribution activities. No distribution fees are paid by Class IA shares.

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Portfolio is responsible for paying most other operating expenses including fees and expenses of outside directors, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.


4 >  INVESTMENT SECURITY TRANSACTIONS

     During the year ended December 31, 2001, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                    U.S. GOVERNMENT          OTHER INVESTMENT
                                      SECURITIES                SECURITIES
     ---------------------------------------------------------------------------
                              PURCHASES         SALES     PURCHASES        SALES
                              --------------------------------------------------
     Equity Income Portfolio       $ --    $1,700,864    $5,917,567   $8,356,649
     ---------------------------------------------------------------------------


(12     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

5 >  PORTFOLIO MERGERS

     On September 19, 2001, the Board of Directors and shareholders of FAIP approved the agreement and plan of reorganization providing for the acquisition of the Ohio National Relative Value Portfolio, Ohio National Firstar Growth & Income Portfolio, Met Investors Balanced Portfolio, Met Investors Equity Income Portfolio and Met Investors Growth & Income Portfolio. On December 17, 2001, a newly formed shell portfolio (which was organized solely to acquire the assets and continue the business of certain portfolios of Met Investors Series Trust) acquired the assets of certain portfolios of Ohio National Fund, Inc. or Met Investors Series Trust. The following table illustrates the specifics of the mergers:

                                                                 ACQUIRED     SHARES ISSUED TO   ACQUIRING
                                                              PORTFOLIO NET   SHAREHOLDERS OF    PORTFOLIO    COMBINED   TAX STATUS
         ACQUIRED PORTFOLIO         ACQUIRING PORTFOLIO           ASSETS     ACQUIRED PORTFOLIO  NET ASSETS  NET ASSETS  OF TRANSFER
------------------------------------------------------------------------------------------------------------------------------------
Met Investors Series Trust -        First American
Firstar Equity Income Portfolio(1)  Equity Income Portfolio(2) $ 5,127,549                        $   --    $37,040,601  Non-taxable

                           Class A                   Class IA                      459,046

Met Investors Series Trust -
Firstar Balanced Portfolio                                     $ 7,761,144(3)                                            Non-taxable

                           Class A                   Class IA                      694,545

Met Investors Series Trust -
Firstar Growth & Income Portfolio                              $10,502,129(4)                                            Non-taxable

                           Class A                   Class IA                      939,808

Ohio National Fund, Inc. -
Firstar Growth & Income Portfolio                    Class IB  $ 4,406,707(5)      394,569                               Non-taxable

Ohio National Fund, Inc. -
Relative Value Portfolio                             Class IB  $ 9,243,072(6)      827,562                               Non-taxable
------------------------------------------------------------------------------------------------------------------------------------

(1) Accounting survivor
(2) Shell portfolio
(3) Includes capital loss carryovers of $(596,040) and unrealized appreciation of $36,988. Use of capital loss carryover is limited to $388,057 per year.
(4) Includes capital loss carryovers of $(2,304,279) and unrealized depreciation of $(388,794). Use of capital loss carryover is limited to $525,106 per year.
(5) Includes capital loss carryovers of $(671,637) and unrealized depreciation of $(70,181). Use of capital loss carryover is limited to $220,335 per year.
(6) Includes unrealized appreciation of $549,481.


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     13)

SCHEDULE OF INVESTMENTS December 31, 2001


EQUITY INCOME PORTFOLIO

SHARES                   SECURITY DESCRIPTION                 VALUE
----------------------------------------------------------------------
 (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS) COMMON STOCKS - 89.6%
             CONSUMER DISCRETIONARY - 4.4%
15,900       Ford Motor                                    $   249,948
14,300       Maytag                                            443,729
 9,625       McGraw-Hill                                       586,933
 3,900       Omnicom Group                                     348,465
                                                           -----------
                                                             1,629,075
                                                           -----------
             CONSUMER STAPLES - 11.1%
14,575       Anheuser-Busch                                    658,936
 7,300       Avon                                              339,450
 5,500       Cadbury Schweppes, ADR                            141,471
 6,700       Colgate Palmolive                                 386,925
 9,000       H J Heinz                                         370,080
 9,150       Kimberly-Clark                                    547,170
 4,800       Kraft Foods                                       163,344
12,635       PepsiCo                                           615,198
21,200       Sara Lee                                          471,276
14,200       Sysco                                             372,324
                                                           -----------
                                                             4,066,174
                                                           -----------
             ENERGY - 9.1%
12,920       BP                                                600,909
 5,202       Chevron                                           466,151
26,290       Exxon Mobil                                     1,033,197
 2,300       Murphy Oil                                        193,292
21,300       Royal Dutch Petroleum, ADR                      1,044,126
                                                           -----------
                                                             3,337,675
                                                           -----------
             FINANCIALS - 23.2%
15,550       American Express                                  554,980
 5,900       Archstone-Smith Trust                             155,170
 9,000       Bank of America                                   566,550
15,025       Bank of New York                                  613,020
 5,000       Camden Property Trust                             183,500
18,707       Citigroup                                         944,329
 5,400       Comerica                                          309,420
 4,300       Crescent Real Estate                               77,873
 7,700       Duke Realty                                       187,341
 3,000       Equity Residential Property Trust                  86,130
 4,900       Fannie Mae                                        389,550
 3,000       Hartford Financial Services                       188,490
 4,900       Healthcare Realty Trust                           137,200
 7,700       Household International                           446,138
13,200       John Hancock Financial Services                   545,160
15,620       JP Morgan Chase & Company                         567,787
 1,950       Kimco Realty                                       63,745
 5,000       Manufactured Home Communities                     156,050
16,850       Mellon Financial                                  633,897
 3,800       Principal Financial Group                          91,200
 5,400       Simon Property Group                              158,382
10,900       St. Paul Companies                                479,273
 5,600       XL Capital, Cl A                                  511,616
 9,200       Zions Bancorporation                              483,736
                                                           -----------
                                                             8,530,537
                                                           -----------

SHARES                   SECURITY DESCRIPTION                 VALUE
----------------------------------------------------------------------
             HEALTH CARE - 9.9%
11,425       American Home Products                        $   701,038
 8,325       Baxter International                              446,470
 9,170       Bristol-Myers Squibb                              467,670
 6,250       Johnson & Johnson                                 369,375
 7,365       Merck                                             433,062
10,931       Pfizer                                            435,600
12,216       Pharmacia                                         521,013
 7,400       Schering Plough                                   264,994
                                                           -----------
                                                             3,639,222
                                                           -----------
             INDUSTRIALS - 13.2%
 5,700       Caterpillar                                       297,825
 9,100       Deere                                             397,306
20,350       Ecolab                                            819,087
13,075       General Electric                                  524,046
16,862       Honeywell International                           570,273
18,900       Knightsbridge Tanker                              304,290
 5,800       Minnesota Mining & Manufacturing                  685,618
 9,000       Parker Hannifin                                   413,190
 8,375       United Parcel Service                             456,437
 6,300       United Technologies                               407,169
                                                           -----------
                                                             4,875,241
                                                           -----------
             INFORMATION TECHNOLOGY - 4.4%
 6,600       Electronic Data Systems                           452,430
21,200       Hewlett-Packard                                   435,448
 6,075       IBM                                               734,832
                                                           -----------
                                                             1,622,710
                                                           -----------
             MATERIALS - 3.7%
 8,000       Dow Chemical                                      270,240
 9,000       Dupont De Nemours & Co                            382,590
18,500       Lyondell Chemical                                 265,105
 8,500       Weyerhaeuser                                      459,680
                                                           -----------
                                                             1,377,615
                                                           -----------
             TELECOMMUNICATION SERVICES - 5.9%
21,500       Qwest Communications International                303,795
19,300       SBC Communications                                755,981
13,925       Sprint                                            279,614
17,921       Verizon Communications                            850,531
                                                           -----------
                                                             2,189,921
                                                           -----------
             UTILITIES - 4.7%
12,000       Consolidated Edison                               484,320
16,700       Reliant Energy                                    442,884
29,200       Xcel Energy                                       810,008
                                                            ----------
                                                             1,737,212
                                                           -----------
TOTAL COMMON STOCKS (COST $31,842,944)                      33,005,382
                                                           -----------


See accompanying Notes to Financial Statements.

(14     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SCHEDULE OF INVESTMENTS December 31, 2001


EQUITY INCOME PORTFOLIO (CONCLUDED)

PAR/SHARES                   SECURITY DESCRIPTION                   VALUE
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.4%
    2,200    Electronic Data Systems                             $   123,750
    3,175    Enron                                                    14,923
                                                                 -----------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $226,530)                   138,673
                                                                 -----------
CONVERTIBLE CORPORATE BONDS - 2.3%
             Ciena
$  30,000    3.750%, 02/01/08                                         19,350
             Corning
   56,000    0.000%, 11/08/15                                         29,260
             Nextel Communications
  550,000    6.000%, 06/01/11                                        410,438
             Protein Design Labs
  160,000    5.500%, 02/15/07                                        182,200
             Tribune
    2,200    2.000%, 05/15/29                                        191,004
                                                                 -----------
TOTAL CONVERTIBLE CORPORATE BONDS (COST $792,687)                    832,252
                                                                 -----------
RELATED PARTY MONEY MARKET FUND - 8.0%
2,952,788    First American Prime Obligations Fund
             (Cost $2,952,788)(a)                                  2,952,788
                                                                 -----------
TOTAL INVESTMENTS IN SECURITIES - 100.3% (COST $35,814,949)(b)   $36,929,095
                                                                 -----------

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this portfolio. See also Notes to Financial Statements.

(b) On December 31, 2001, the cost of investments for federal income tax purposes was $35,885,718. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:


     Gross unrealized appreciation     $2,297,094
     Gross unrealized depreciation     (1,253,717)
                                       ----------
     Net unrealized appreciation       $1,043,377
                                       ----------

ADR  American Depositary Receipt
Cl   Class


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     15)

NOTICE TO SHAREHOLDERS December 31, 2001

     SHAREHOLDER MEETINGS

     At a special meeting of shareholders of the First American Insurance Portfolios (FAIP), held on August 31, 2001, shareholders approved the following proposals:

     (1) The shareholders of all of the Portfolios, voting together as a class, approved a proposal to elect the following individuals to the Board of Directors of FAIP:

                                            SHARES VOTED FOR     SHARES WITHHELD
     ---------------------------------------------------------------------------
     Robert J. Dayton                           1,806,476             95,712
     Andrew S. Duff                             1,856,220             45,968
     Roger A. Gibson                            1,856,220             45,968
     Andrew M. Hunter III                       1,856,220             45,968
     Leonard W. Kedrowski                       1,806,476             95,712
     John M. Murphy, Jr.                        1,856,220             45,968
     Richard K. Riederer                        1,856,220             45,968
     Joseph D. Strauss                          1,806,476             95,712
     Virginia L. Stringer                       1,856,220             45,968
     James M. Wade                              1,856,220             45,968
     ---------------------------------------------------------------------------

     (2) The shareholders of all of the Portfolios, voting together as a class, voted to ratify the selection of Ernst & Young LLP as the independent public accountants for FAIP. The following votes were cast regarding this proposal:

                                                           SHARES       SHARES
                                     SHARES VOTED FOR     WITHHELD     ABSTAINED
     ---------------------------------------------------------------------------
                                            1,831,137      21,013        50,038
     ---------------------------------------------------------------------------

     CHANGE OF ACCOUNTANTS

     As a result of the First American Insurance Portfolio, Inc. acquisition of the Equity Income Portfolio (formerly Met Investors Series Trust - Equity Income Portfolio), Deloitte & Touche LLP (Deloitte & Touche) was replaced as independent accountants. Deloitte & Touche's reports on the portfolio's financial statements for the past two years have not contained an adverse opinion or a disclaimer of opinion, and have not been qualified as to uncertainty, audit scope, or accounting principles. In addition, there have not been any disagreements with Deloitte & Touche during the fund's two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Portfolio's Board of Directors, upon the recommendation of the audit committee, appointed Ernst & Young LLP as the independent accountants for the portfolio for the fiscal year ended December 31, 2001.


(16     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001


DIRECTORS AND OFFICERS OF THE FUND

                                POSITION(S)   TERM OF OFFICE
                                HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE          WITH FUND     TIME SERVED
-------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               Director      Term expiring earlier of death,
5140 Norwest Center,                          resignation, removal,
Minneapolis, Minnesota 55402                  disqualification, or successor
(59)                                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Roger A. Gibson,                Director      Term expiring earlier of death,
1020 15th Street, Suite 41A,                  resignation, removal,
Denver, Colorado 80202 (55)                   disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Andrew M. Hunter III,           Director      Term expiring earlier of death,
537 Harrington Road, Wayzata,                 resignation, removal,
Minnesota 55391 (54)                          disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Leonard W. Kedrowski,           Director      Term expiring earlier of death,
16 Dellwood Avenue, Dellwood,                 resignation, removal,
Minnesota 55110 (60)                          disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Richard K. Riederer,            Director      Term expiring earlier of death,
741 Chestnut Road, Sewickley,                 resignation, removal,
Pennsylvania 15143 (57)                       disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              2001

Joseph D. Strauss,              Director      Term expiring earlier of death,
8525 Edinbrook Crossing,                      resignation, removal,
Suite 5, Brooklyn Park,                       disqualification, or successor
Minnesota 55443 (61)                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999
-------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                           NUMBER OF                    OTHER
                                                                           PORTFOLIOS IN FUND           DIRECTORSHIPS
                                PRINCIPAL OCCUPATION(S)                    COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE          DURING PAST 5 YEARS                        BY DIRECTOR                  BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               Retired Chief Executive Officer, Okabena   First American Funds         None
5140 Norwest Center,            Company, a private family financial        Complex: fifteen Registered
Minneapolis, Minnesota 55402    services office; Chairman, Okabena         Investment Companies,
(59)                            Company Board (1989-present); Chief        including seventy three
                                Executive Officer, Okabena Company         portfolios
                                (1993-June 2001)

Roger A. Gibson,                Vice President, Cargo - United Airlines,   First American Funds         None
1020 15th Street, Suite 41A,    since July 2001; Vice President, North     Complex: fifteen Registered
Denver, Colorado 80202 (55)     America-Mountain Region for United         Investment Companies,
                                Airlines (1995-2001)                       including seventy three
                                                                           portfolios

Andrew M. Hunter III,           Chairman, Hunter, Keith Industries, a      First American Funds         None
537 Harrington Road, Wayzata,   diversified manufacturing and services     Complex: fifteen Registered
Minnesota 55391 (54)            management company, since 1975             Investment Companies,
                                                                           including seventy three
                                                                           portfolios

Leonard W. Kedrowski,           Owner, Executive and Management            First American Funds         None
16 Dellwood Avenue, Dellwood,   Consulting, Inc., a management             Complex: fifteen Registered
Minnesota 55110 (60)            consulting firm, since 1992; Chief         Investment Companies,
                                Executive Officer, Creative Promotions     including seventy three
                                International, LLC, a promotional award    portfolios
                                programs and products company, since
                                1999; Board member, GC McGuiggan
                                Corporation (dba Smyth Companies),
                                manufacturer of designer doors; acted
                                as CEO of Graphics Unlimited from
                                1996-1998

Richard K. Riederer,            Retired; President and Chief Executive     First American Funds         None
741 Chestnut Road, Sewickley,   Officer, Weirton Steel (1995-2001);        Complex: fifteen Registered
Pennsylvania 15143 (57)         Director, Weirton Steel (1993-2001);       Investment Companies,
                                Executive Vice President and Chief         including seventy three
                                Financial Officer, Weirton Steel,          portfolios
                                (1994-1995); Vice President of Finance
                                and Chief Financial Officer, Weirton
                                Steel (1989-1994)

Joseph D. Strauss,              Chairman of FAF's and FAIF's Boards        First American Funds         None
8525 Edinbrook Crossing,        from 1993 to September 1997 and of         Complex: fifteen Registered
Suite 5, Brooklyn Park,         FASF's Board from June 1996 to             Investment Companies,
Minnesota 55443 (61)            September 1997; President of FAF and       including seventy three
                                FAIF from June 1989 to November            portfolios
                                1989; Owner and Executive Officer,
                                Excensus TM LLC, a consulting firm, since
                                2001; Owner and President, Strauss
                                Management Company, since 1993; Owner,
                                Chairman and Chief Executive Officer,
                                Community Resource Partnerships, Inc., a
                                strategic planning, operations management,
                                government relations, transportation
                                planning and public relations
                                organization, since 1993; attorney at law
---------------------------------------------------------------------------------------------------------------------


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     17)

NOTICE TO SHAREHOLDERS December 31, 2001


                                 POSITION(S)   TERM OF OFFICE
                                 HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
Virginia L. Stringer,            Chair;        Chair Term three years.
712 Linwood Avenue,              Director      Directors Term expiring earlier
St. Paul, Minnesota 55105 (57)                 of death, resignation, removal,
                                               disqualification, or successor
                                               duly elected and qualified. Chair
                                               of FAIP's Board since 1999;
                                               Director of FAIP since August
                                               1999

James M. Wade,                   Director      Term expiring earlier of death,
2802 Wind Bluff Circle,                        resignation, removal,
Wilmington, North Carolina                     disqualification, or successor
28409 (58)                                     duly elected and qualified.
                                               Director of FAIP since August
                                               2001

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Director      Term expiring earlier of death,
800 Nicollet Mall, Minneapolis,                resignation, removal,
Minnesota 55402 (60) *                         disqualification, or successor
                                               duly elected and qualified.
                                               Director of FAIP since August
                                               1999
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,            Owner and President, Strategic                First American Funds         None
712 Linwood Avenue,              Management Resources, Inc., since             Complex: fifteen Registered
St. Paul, Minnesota 55105 (57)   1993; Executive Consultant for State          Investment Companies,
                                 Farm Insurance Company since 1997;            including seventy three
                                 formerly President and Director, The          portfolios
                                 Inventure Group, a management
                                 consulting and training company;
                                 President, Scott's, Inc., a transportation
                                 company, and Vice President of Human
                                 Resources, The Pillsbury Company

James M. Wade,                   Owner and President, Jim Wade Homes,          First American Funds         None
2802 Wind Bluff Circle,          a homebuilding company, since 1999;           Complex: fifteen Registered
Wilmington, North Carolina       Vice President and Chief Financial            Investment Companies,
28409 (58)                       Officer, Johnson Controls, Inc., a            including seventy three
                                 controls manufacturing company                portfolios
                                 (1987-1991)

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Chairman and Chief Investment Officer,        First American Funds         None
800 Nicollet Mall, Minneapolis,  First American Asset Management and           Complex: fifteen Registered
Minnesota 55402 (60) *           U.S. Bank Trust, N.A., and Executive          Investment Companies,
                                 Vice President, U.S. Bancorp                  including seventy three
                                 (1991-1999); Executive Vice President,        portfolios
                                 U.S. Bancorp since January 1999;
                                 Minnesota State Chairman -
                                 U.S. Bancorp since 2000
-------------------------------------------------------------------------------------------------------------------------

*Mr. Murphy is considered an "interested" Director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management and its predecessor, First American Asset Management, U.S. Bank Trust, National Association, and his ownership of securities issued by U.S. Bancorp.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND, or writing First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

                                 POSITION(S)   TERM OF OFFICE
                                 HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         President     Re-elected by the Board
U.S. Bancorp Asset                             annually; President of FAIP
Management, Inc., 800 Nicollet                 since February 2001
Mall, Minneapolis, Minnesota
55402 (39)*

Mark S. Jordahl,                 Vice          Re-elected by the Board
U.S. Bancorp Asset               President -   annually; Vice President -
Management, Inc.                 Investments   Investments of FAIP since
800 Nicollet Mall, Minneapolis,                September 2001
Minnesota 55402 (41)*
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         Chief Executive Officer of U.S. Bancorp       NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since May
Management, Inc., 800 Nicollet   2001; Chief Executive Officer of
Mall, Minneapolis, Minnesota     First American Asset Management from
55402 (39)*                      December 2000 through May 2001 and
                                 of Firstar Investment & Research
                                 Management Company from February
                                 2001 through May 2001; Senior
                                 Managing Director and Head of Equity
                                 Research of U.S. Bancorp Piper Jaffray
                                 through December 2000; Senior Airline
                                 Analyst and Director of Equity Research
                                 of Credit Suisse First Boston through
                                 1998

Mark S. Jordahl,                 Chief Investment Officer of U.S. Bancorp      NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since
Management, Inc.                 September 2001; President and Chief
800 Nicollet Mall, Minneapolis,  Investment Officer, ING Investment
Minnesota 55402 (41)*            Management - Americas (September
                                 2000 to present); Senior Vice President
                                 and Chief Investment Officer, ReliaStar
                                 Financial Corp. (January 1998 to September
                                 2000); Executive Vice President and
                                 Managing Director, Washington Square
                                 Advisers (January 1996 to December 1997);
                                 Senior Vice President, Private Placements,
                                 Washington Square Capital, Inc. (January
                                 1992 to January 1996)
-------------------------------------------------------------------------------------------------------------------------


(18     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001


                                 POSITION(S)      TERM OF OFFICE
                                 HELD             AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND        TIME SERVED
--------------------------------------------------------------------------------
Peter O. Torvik,                 Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Marketing        Marketing of FAIP since
800 Nicollet Mall, Minneapolis,                   September 2000
Minnesota 55402 (47)*

Jeffery M. Wilson,               Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Administration   Administration of FAIP since
800 Nicollet Mall, Minneapolis,                   March 2000
Minnesota 55402 (45)*

Robert H. Nelson,                Treasurer        Re-elected by the Board
U.S. Bancorp Asset                                annually; Treasurer of FAIP
Management, Inc. 800 Nicollet                     since March 2000
Mall, Minneapolis, Minnesota
55402 (38)*

James L. Chosy,                  Secretary        Re-elected by the Board
U.S. Bancorp Asset                                annually; Secretary of FAIP
Management, Inc.                                  since February 2001
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since March 2000;
Minnesota 55402 (56)                              Secretary of FAIP from
                                                  September 1999 through March
                                                  2000

James D. Alt,                    Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since September 1999
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since September 1999
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant        Re-elected by the Board
612 E. Michigan Street,          Secretary        annually; Assistant Secretary of
Milwaukee, WI 53202 (34)*                         FAIP since September 2001
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                          NUMBER OF            OTHER
                                                                          PORTFOLIOS IN FUND   DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                  COMPLEX OVERSEEN     HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                      BY DIRECTOR          BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Peter O. Torvik,                 Executive Vice President of              NA                   NA
U.S. Bancorp Asset               U.S. Bancorp Asset Management since
Management, Inc.                 May 2001; Executive Vice President of
800 Nicollet Mall, Minneapolis,  First American Asset Management from
Minnesota 55402 (47)*            February 2001 through May 2001;
                                 President and partner of DPG Group, a
                                 Florida-based partnership engaged in
                                 affinity marketing through 2000

Jeffery M. Wilson,               Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset               Asset Management since May 2001;
Management, Inc.                 Senior Vice President of First American
800 Nicollet Mall, Minneapolis,  Asset Management through May 2001
Minnesota 55402 (45)*

Robert H. Nelson,                Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset               Asset Management since May 2001;
Management, Inc. 800 Nicollet    Senior Vice President of First American
Mall, Minneapolis, Minnesota     Asset Management from 1998 through
55402 (38)*                      May 2001 and of Firstar Investment &
                                 Research Management Company from
                                 February 2001 through May 2001;
                                 Senior Vice President of Piper Capital
                                 Management Inc. through 1998

James L. Chosy,                  Associate General Counsel of             NA                   NA
U.S. Bancorp Asset               U.S. Bancorp since 1996
Management, Inc.
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (56)

James D. Alt,                    Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant Vice President, Fund           NA                   NA
612 E. Michigan Street,          Compliance Administrator, U.S. Bancorp
Milwaukee, WI 53202 (34)*        Fund Services, LLC (fka Firstar Mutual
                                 Fund Services, LLC) since March 1997
------------------------------------------------------------------------------------------------------------

*Messrs. Schreier, Jordahl, Torvik, Wilson, Nelson and Chosy are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAIP. Mr. Hess is an officer of U.S. Bancorp Fund Services, LLC, which serves as Co-Administrator for FAIP.


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     19)

[LOGO] FIRST AMERICAN FUNDS(TM)



DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each portfolio.

For a prospectus containing more information on First American Insurance Portfolios, including investment policies, fees, and expenses, please contact your participating insurance company.


INVESTMENT ADVISOR AND ADMINISTRATOR
     U.S. BANCORP ASSET MANAGEMENT, INC.,
     a subsidiary of U.S. Bank National Association
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     415 Walnut Street
     Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     1400 Pillsbury Center
     200 South Sixth Street
     Minneapolis, Minnesota 55402

FUND COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Minneapolis, Minnesota 55402


2019-02 2/2002

[LOGO] FIRST AMERICAN FUNDS(TM)                2001
                                               ANNUAL REPORT





                                    INSURANCE
                                   PORTFOLIOS

                               Corporate Bond








"Integrity and firmness is all I can promise; these, be the voyage long or short, never shall forsake me."

     _George Washington

FIRST AMERICAN FUNDS

WE BELIEVE INVESTMENT SUCCESS IS DEVELOPED OVER A LIFETIME. THE APPROACH MUST BE STRATEGIC AND GOAL-ORIENTED. THE PORTFOLIO MUST HAVE DEPTH AND BREADTH. AND THE INDIVIDUAL INVESTMENTS SHOULD DELIVER ABOVE MARKET PERFORMANCE OVER A SUSTAINED PERIOD OF TIME.






TABLE OF CONTENTS

MESSAGE TO SHAREHOLDERS                   1
REPORT OF INDEPENDENT AUDITORS            5
STATEMENTS OF ASSETS AND LIABILITIES      6
STATEMENTS OF OPERATIONS                  7
STATEMENTS OF CHANGES IN NET ASSETS       8
FINANCIAL HIGHLIGHTS                      9
NOTES TO FINANCIAL STATEMENTS            10
SCHEDULE OF INVESTMENTS                  14
NOTICE TO SHAREHOLDERS                   15







--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS  February 15, 2002



     DEAR CONTRACT OWNERS:

     Speaking for the board of directors and the staff of U.S. Bancorp Asset Management, Inc., thank you for the ongoing opportunity you have given us to manage your investments. This has been a momentous year for First American Funds, as it has grown by combining funds with the Firstar Fund family. We believe this combination will provide significantly greater resources and capabilities that should prove beneficial to you.

     The past year is one that will leave its mark on all Americans due to a series of tumultuous and trying circumstances. Starting with a disputed Presidential election at the end of 2000, and followed by a slowing U.S. economy, a series of interest-rate cuts by the Federal Reserve, and the unprecedented terrorist action on September 11, the investment environment was like nothing we had ever witnessed. Like you, we will always remember those who lost their lives in the tragic terrorist attacks and the many citizens who sacrificed themselves in a heroic cause.

     Not surprisingly, this sequence of events resulted in market volatility. Bond markets generally benefited during this time, while equity markets underwent a fairly dramatic and sustained correction. A market environment such as this can be extremely challenging, and we are reminded that from time to time unusual events can create trying times for investors. This is when a focus on maintaining a disciplined, diversified approach is so important in helping you achieve your long-term objectives.

     This report provides you with details of investment results, fund holdings, financial statements, and notes relating to fund operations for the fiscal year ended December 31, 2001. Please review this information at your convenience.

     We thank you for putting your trust in the investment management of First American Funds. We are committed to helping you achieve your investment goals.


     Sincerely,

     /s/ Virginia L. Stringer                     /s/ Mark Jordahl


     VIRGINIA L. STRINGER                         MARK JORDAHL

     Chairperson of the Board                     Chief Investment Officer
     First American Insurance Portfolios, Inc.    U.S. Bancorp Asset Management,
                                                  Inc.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     1)

CORPORATE BOND

INVESTMENT OBJECTIVE: HIGH CURRENT INCOME CONSISTENT WITH PRUDENT
RISK TO CAPITAL



A declining interest-rate environment created positive gains for the bond market. The First American Corporate Bond Portfolio posted a return of 8.25% for the fiscal year ended December 31, 2001. The portfolio's benchmark, the Lehman U.S. Credit Index, was up 10.40% during the 12-month period*.

In January 2001, as the Federal Reserve began to lower short-term interest rates, prices of corporate issues became quite attractive. Corporate bond issues regained favor with investors, which benefited the portfolio throughout the first six months of the year. During the summer months, it became clear that the U.S. economy was mired in a slowdown, which reduced enthusiasm for corporate debt securities. Corporate bonds lost some ground to U.S. Treasury securities during this period. This situation became even more pronounced following the terrorist attacks on September 11. As is often the case with catastrophic events, investors quickly moved money to securities backed by the U.S. government. By the end of September 2001, corporate bonds once again looked to be attractively priced in the market. Spreads between government and corporate bonds stabilized in October before tightening in the final two months of 2001.

An important development late in the year was that shareholders approved a proposed merger such that this portfolio became the successor by merger to Firstar Strategic Income Portfolio, a series of Ohio National Fund, Inc. The investment objective remains achieving a high level of current income; however, the portfolio changed its benchmark from the Lehman Government/Credit Bond Index to the Lehman U.S. Credit Index.

At the outset of the new year, investors appear to have become more confident. Market liquidity has improved and economic releases are mixed rather than consistently negative, as they were during the summer and early fall. The portfolio is taking a more cautious approach in the near term, waiting for a clearer picture to develop before making any significant changes. As the economic recovery becomes more visible, more defensive holdings may be sold while more cyclical names--paper, mining, and chemical companies--may be added. Corporate bonds seem poised for a recovery as confidence in the economy returns, which should prove beneficial for this portfolio.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                                 SINCE INCEPTION(4)
                                                 -------------------------------
                                         1 YEAR       1/3/1997   12/17/2001
--------------------------------------------------------------------------------
Class IA                                     --             --        0.34%
--------------------------------------------------------------------------------
Class IB                                  8.25%          4.33%           --
Lehman U.S. Credit Index(3)              10.40%          7.31%           --
--------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(3)    8.50%          7.12%           --
--------------------------------------------------------------------------------

*UNLIKE INVESTMENT PORTFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES,
 TRANSACTION COSTS, OR CASH FLOW EFFECTS.


(2     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

CORPORATE BOND


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

               FIRST AMERICAN
               CORPORATE BOND                             LEHMAN
                 PORTFOLIO,        LEHMAN U.S.       GOVERNMENT/CREDIT
                  CLASS IB       CREDIT INDEX(3)       BOND INDEX(3)
               -------------------------------------------------------

01/1997            10,000            10,000               10,000
12/1997            10,872            11,008               10,745
12/1998            10,712            11,951               11,649
12/1999            10,205            11,718               11,694
12/2000            11,416            12,818               12,876
12/2001            12,358            14,152               14,030

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. A significant portion of the portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The portfolio may also invest in foreign securities. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. Index is for illustrative purposes only and is not available for investment.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

    On December 17, 2001, the Corporate Bond Portfolio became the successor by merger to the Firstar Strategic Income Portfolio, a series of Ohio National Fund, Inc. Prior to the merger, the First American portfolio had no assets or liabilities. Performance prior to December 17, 2001, is that of the Firstar Strategic Income Portfolio.

(2) Performance for Class IA shares is not presented. Performance for Class IA would have been higher due to lower expenses.

(3) The Lehman U.S. Credit Index is an unmanaged index comprised of fixed-rate, dollar-denominated, investment-grade U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The securities must have at least one year to final maturity. Previously, the portfolio used the Lehman Government/Credit Bond Index as a benchmark. The Lehman Government/Credit Bond Index is an unmanaged index comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment-grade corporate debt securities. Going forward, the portfolio will use the Lehman U.S. Credit Index as a comparison because the composition better matches the portfolio's investment objectives and strategies.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the Corporate Bond Portfolio IA represents cumulative total return as the portfolio has been in operation less than one year.3First American Insurance Portfolios Annual Report 2001


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     3)

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS


    The Board of Directors and Shareholders
    First American Insurance Portfolios, Inc.

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Corporate Bond Portfolio (one of the portfolios constituting the First American Insurance Portfolios, Inc.) (the Portfolios) as of December 31, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated herein, except as noted below. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and financial highlights of the Corporate Bond Portfolio for the period presented through December 31, 2000, were audited by another auditor whose report dated February 23, 2001, expressed an unqualified opinion on those financial statements and financial highlights.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Corporate Bond Portfolio of the First American Insurance Portfolios, Inc. as of December 31, 2001, and the results of its operations, changes in its net assets and its financial highlights for the period indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP

    Minneapolis, Minnesota
    February 1, 2002


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     5)

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2001


                                                                        CORPORATE BOND
                                                                             PORTFOLIO
-----------------------------------------------------------------------     ----------
ASSETS:
Investments in securities, at value (cost $2,659,644)                       $2,677,601
Dividends and interest receivable                                               25,860
Capital shares sold                                                                746
-----------------------------------------------------------------------     ----------
TOTAL ASSETS                                                                 2,704,207
=======================================================================     ==========
LIABILITIES:
Payable to affiliates                                                            4,025
Accrued expenses and other liabilities                                          19,991
-----------------------------------------------------------------------     ----------
TOTAL LIABILITIES                                                               24,016
=======================================================================     ==========
NET ASSETS                                                                  $2,680,191
=======================================================================     ==========
COMPOSITION OF NET ASSETS:
Portfolio capital                                                           $3,181,230
Accumulated net investment income                                                2,301
Accumulated net realized loss on investments                                  (521,297)
Net unrealized appreciation of investments                                      17,957
-----------------------------------------------------------------------     ----------
NET ASSETS                                                                  $2,680,191
=======================================================================     ==========
CLASS IA:
Net assets                                                                  $    1,000
Shares issued and outstanding (unlimited number of shares authorized)              113
Net asset value, offering price, and redemption price per share             $     8.86

CLASS IB:
Net assets                                                                  $2,679,191
Shares issued and outstanding (unlimited number of shares authorized)          302,301
Net asset value, offering price, and redemption price per share             $     8.86
=======================================================================     ==========


See accompanying Notes to Financial Statements.

(6     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

STATEMENTS OF OPERATIONS For the year ended December 31, 2001


                                                                      CORPORATE BOND
                                                                           PORTFOLIO
----------------------------------------------------------------------    ----------
INVESTMENT INCOME:
Interest                                                                  $  159,046
Dividends                                                                     92,196
Less: Foreign taxes withheld                                                     (54)
----------------------------------------------------------------------    ----------
TOTAL INVESTMENT INCOME                                                      251,188
======================================================================    ==========
EXPENSES:
Investment advisory fees                                                      30,244
Administrator and fund accounting fees                                         7,037
Transfer agent fees and expenses                                                 251
Custodian fees                                                                 4,615
Directors' fees                                                                  131
Professional fees                                                              7,774
Distribution fees - Class IB                                                     366
Printing                                                                         613
Other                                                                            958
----------------------------------------------------------------------    ----------
TOTAL EXPENSES                                                                51,989
======================================================================    ==========
Less: Investment advisory fee waiver                                            (661)
----------------------------------------------------------------------    ----------
TOTAL NET EXPENSES                                                            51,328
======================================================================    ==========
Investment income - net                                                      199,860
----------------------------------------------------------------------    ----------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS - NET:
Net realized loss on investments                                              (1,669)
Net change in unrealized appreciation or depreciation of investments          84,138
----------------------------------------------------------------------    ----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS                                                                  82,469
======================================================================    ==========
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                           $  282,329
======================================================================    ==========


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     7)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                         CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------    ---------------------------
                                                                            1/1/01          1/1/00
                                                                                to              to
                                                                          12/31/01        12/31/00
-------------------------------------------------------------------    -----------     -----------
OPERATIONS:
Investment income - net                                                $   199,860     $   216,752
Net realized loss on investments                                            (1,669)       (133,915)
Net change in unrealized appreciation of investments                        84,138         271,144
-------------------------------------------------------------------    -----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       282,329         353,981
===================================================================    ===========     ===========
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class IB                                                                (202,918)       (223,843)
-------------------------------------------------------------------    -----------     -----------
TOTAL DISTRIBUTIONS                                                       (202,918)       (223,843)
===================================================================    ===========     ===========
CAPITAL SHARE TRANSACTIONS:
Class IA(a):
  Proceeds from sales                                                        1,000              --
-------------------------------------------------------------------    -----------     -----------
Increase in net assets from Class IA transactions                            1,000              --
-------------------------------------------------------------------    -----------     -----------
Class IB:
  Proceeds from sales                                                    1,829,688         182,586
  Reinvestment of distributions                                            202,918         223,843
  Payments for redemptions                                              (2,750,994)       (313,446)
-------------------------------------------------------------------    -----------     -----------
Increase (decrease) in net assets from Class IB transactions              (718,388)         92,983
-------------------------------------------------------------------    -----------     -----------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         (717,388)         92,983
===================================================================    ===========     ===========
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (637,977)        223,121
===================================================================    ===========     ===========
Net assets at beginning of period                                        3,318,168       3,095,047
-------------------------------------------------------------------    -----------     -----------
NET ASSETS AT END OF PERIOD                                            $ 2,680,191     $ 3,318,168
===================================================================    ===========     ===========
ACCUMULATED NET INVESTMENT INCOME                                      $     2,301     $     8,372
===================================================================    ===========     ===========
SHARE TRANSACTIONS:
Class IA(a):
  Shares issued                                                                113              --
-------------------------------------------------------------------    -----------     -----------
TOTAL CLASS IA TRANSACTIONS                                                    113              --
===================================================================    ===========     ===========
Class IB:
  Shares issued                                                            203,384          21,953
  Shares issued in lieu of cash distributions                               22,708          26,733
  Shares redeemed                                                         (308,375)        (37,566)
-------------------------------------------------------------------    -----------     -----------
TOTAL CLASS IB TRANSACTIONS                                                (82,283)         11,120
===================================================================    ===========     ===========
NET INCREASE (DECREASE) IN CAPITAL SHARES                                  (82,170)         11,120
===================================================================    ===========     ===========

(a) Class IA commenced operations on December 17, 2001 for the Corporate Bond Portfolio.


See accompanying Notes to Financial Statements.

(8     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended December 31, unless otherwise indicated.


                                                                                   CORPORATE BOND PORTFOLIO (d)
                                                             -------------------------------------------------------------------
                                                             CLASS IA                            CLASS IB
-----------------------------------------------------------  --------    -------------------------------------------------------
                                                              2001(a)       2001        2000        1999        1998     1997(b)
-----------------------------------------------------------  --------    -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   8.83    $  8.63     $  8.29     $  9.34     $ 10.16     $ 10.00
===========================================================  ========    =======     =======     =======     =======     =======
INVESTMENT OPERATIONS:
Net investment income                                            0.01       0.49        0.59        0.65        0.68        0.71
Net realized and unrealized gain (loss) on investments           0.02       0.22        0.34       (1.07)      (0.82)       0.13
-----------------------------------------------------------  --------    -------     -------     -------     -------     -------
Total from investment operations                                 0.03       0.71        0.93       (0.42)      (0.14)       0.84
-----------------------------------------------------------  --------    -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income                               --      (0.48)      (0.59)      (0.63)      (0.68)      (0.67)
Distributions from net realized gains                              --         --          --          --          --       (0.01)
-----------------------------------------------------------  --------    -------     -------     -------     -------     -------
Total distributions                                                --      (0.48)      (0.59)      (0.63)      (0.68)      (0.68)
-----------------------------------------------------------  --------    -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                               $   8.86    $  8.86     $  8.63     $  8.29     $  9.34     $ 10.16
===========================================================  ========    =======     =======     =======     =======     =======
Total return                                                     0.34%      8.25%      11.90%      (4.81)%     (1.42)%      8.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                              $      1    $ 2,679     $ 3,318     $ 3,095     $ 4,020     $ 3,250
Ratio of expenses to average net assets                          1.20%      1.35%       1.47%       1.27%       1.18%       1.30%
Ratio of net investment income to average net assets             2.86%      5.22%       6.98%       7.23%       7.12%       7.04%
Ratio of expenses to average net assets, excluding waivers
 and reimbursements(c)                                           1.76%      1.37%       1.47%       1.27%       1.18%       1.30%
Ratio of net investment income to average net assets,
 excluding waivers and reimbursements(c)                         2.30%      5.20%       6.98%       7.23%       7.12%       7.04%
Portfolio turnover rate                                            47%        47%         28%         53%        104%        102%
===========================================================  ========    =======     =======     =======     =======     =======

(a) Shares have been offered since December 17, 2001. All ratios for the period have been annualized, except total return.
(b) Portfolio commenced operations on January 3, 1997. All ratios for the period have been annualized, except total return.
(c) During the period certain fees were voluntarily reimbursed or waived. If such voluntary reimbursements and fee waivers had not occurred, the ratios would have been as indicated.
(d) The financial highlights for the Corporate Bond Portfolio as set forth herein, include the historical financial highlights of the Ohio National Strategic Income Portfolio. The assets of the Ohio National Portfolio were acquired by the First American Corporate Bond Portfolio on December 17, 2001. In connection with such acquisition, shares of the Ohio National Strategic Income Portfolio were exchanged for Class IB shares of the First American Corporate Bond Portfolio. Ohio National Strategic Income Portfolio is the accounting survivor.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     9)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

1 >  ORGANIZATION

     First American Insurance Portfolios, Inc. (FAIP) is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended. FAIP was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in seven series (individually "Portfolio", collectively "Portfolios"). The information presented in these financial statements pertains to the Corporate Bond Portfolio. Each series represents a separate investment portfolio with its own investment objectives and policies. The Corporate Bond Portfolio is a diversified open-end management investment company.

     FAIP offers Class IA and IB shares. Class IA and Class IB shares are identical in all respects, except that Class IB shares are subject to a 0.25% distribution fee charged pursuant to a Rule 12b-1 plan, which has been adopted in accordance with Rule 12b-1 or the Investment Company Act of 1940, as amended.

     Shares of the Portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or variable life insurance policies. The Portfolios' prospectus provides additional descriptions of each Portfolio's investment objectives, policies and strategies.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Portfolios are as follows:

     SECURITY VALUATION - Security valuations for FAIP portfolio investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Portfolios record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends from the Portfolios' net investment income and distributions from the Portfolios' net realized capital gains, if any, are declared and distributed at least annually.

     FEDERAL TAXES - Each Portfolio is treated as a separate taxable entity. Each Portfolio intends to fulfill the requirements of Subchapter M and to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for Federal income taxes is required. Dividends and distributions to shareholders are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

     Net investment income and net realized gains (losses) and the basis of investments in securities may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. To the extent these


(10     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     On the statements of assets and liabilities the following adjustments were made for permanent tax adjustments (000):

                                 ACCUMULATED     UNDISTRIBUTED
                                NET REALIZED    NET INVESTMENT
                                 GAIN (LOSS)            INCOME   PAID IN CAPITAL
     ---------------------------------------------------------------------------
     Corporate Bond Portfolio         $3,013         $ (3,013)             $ --
     ---------------------------------------------------------------------------

     At December 31, 2001, the following Portfolio has capital loss carryforwards available to offset future capital gains, if any, that expire as shown:

                                                                      EXPIRATION
                                                          AMOUNT            DATE
     ---------------------------------------------------------------------------
     Corporate Bond Portfolio                           $520,355       2006-2008
     ---------------------------------------------------------------------------

     The Portfolios incurred losses for tax purposes from November 1, 2001 to December 31, 2001. As permitted by tax regulations, the Portfolios intend to elect to defer these post-October losses and treat these losses as arising in fiscal year ending December 31, 2002. The following Portfolio had deferred losses:

                                                                          AMOUNT
     ---------------------------------------------------------------------------
     Corporate Bond Portfolio                                              $943
     ---------------------------------------------------------------------------

     Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the Portfolios from net investment income and distributions, if any, of net realized capital gains will be taxable to the participating insurance company.

     EXPENSES - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative average net assets or some other appropriate basis. Class specific expenses, such as the 12b-1 fees, are borne by that Class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective Class on the basis of the relative net assets each day.

     USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITIES LENDING - In order to generate additional income, a Portfolio may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Portfolio's policy is to maintain collateral in the form of cash, U.S. Government or U.S. Government agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral equal to at least 100% of the value of securities loaned. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. The collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthiness under guidelines established by the Board of Directors and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     U.S. Bank National Association (U.S. Bank) acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Portfolios. As of December 31, 2001, the Corporate Bond Portfolio had no securities on loan.


3 >  FEES AND EXPENSES

     ADVISOR FEES - On May 2, 2001, First American Asset Management (FAAM), a division of U.S. Bank, and Firstar Investment Research & Management Company LLC (FIRMCO) combined advisory operations to form U.S. Bancorp Piper Jaffray Asset Management, Inc. (the Advisor). On December 10, 2001, the name of the Advisor was changed to U.S. Bancorp Asset Management, Inc. The investment advisory fees paid by each Portfolio did not change as a result of the combination. Pursuant to an investment advisory agreement (the Agreement), the Advisor manages each Portfolio's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Portfolio to pay the Advisor a monthly fee based upon average daily net assets. The annual fee for the


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     11)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     Corporate Bond Portfolio is as follows:

                                                                    ADVISORY FEE
     ---------------------------------------------------------------------------
     Corporate Bond Portfolio                                           0.80%
     ---------------------------------------------------------------------------

     The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Portfolio from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Portfolios from time to time, at its discretion, while retaining the ability to be reimbursed by the Portfolios for such amounts prior to the end of the fiscal year.

     ADMINISTRATION FEES - On October 1, 2001, U.S. Bancorp Asset Management, Inc., and U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, (collectively the Administrators) began serving as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Portfolios. The Administrators will provide administration services to the Portfolios and serve as the Portfolios' Administrator. The Administrators are each subsidiaries of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators are compensated to provide, or, compensate other entities to provide services to the Portfolios. These services include: various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Portfolios pay the Administrators at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.25% of the average daily net assets up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. Each Portfolio is subject to a $50,000 minimum charge per year. In addition, the Portfolios pay the Administrators annual fees of $18,500 per class for transfer agent services.

     Prior to October 1, 2001, U.S. Bank served as the sole administrator for the Portfolios. The Portfolios paid U.S. Bank at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.12% of the average daily net assets up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $8 billion. Each Portfolio was subject to a $50,000 minimum charge per year. In addition, the Portfolios paid U.S. Bank annual fees of $18,500 per class for transfer agent services.

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the custodian (the Custodian). The fee for each Portfolio is equal to an annual rate of 0.03% (0.10% in the case of the International Portfolio) of such Portfolio's average daily net assets. All fees are computed daily and paid monthly. The Custodian is also reimbursed for any out-of-pocket expenses incurred while providing services to the Portfolios.

     DISTRIBUTION FEES - Quasar Distributors, LLC (Quasar), an affiliate of U.S. Bancorp, serves as distributor of the Portfolios. Under the distribution plan, each of the Portfolios pay Quasar a monthly distribution fee equal to an annual rate of 0.25% of the average daily net assets of the Portfolio's Class IB shares. Distribution fees may be used by Quasar to provide compensation for sales support and distribution activities. No distribution fees are paid by Class IA shares.

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Portfolio is responsible for paying most other operating expenses including fees and expenses of outside directors, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.


4 >  INVESTMENT SECURITY TRANSACTIONS

     During the year ended December 31, 2001, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                  U.S. GOVERNMENT          OTHER INVESTMENT
                                    SECURITIES                SECURITIES
     ---------------------------------------------------------------------------
                               PURCHASES      SALES      PURCHASES       SALES
                               -------------------------------------------------
     Corporate Bond Portfolio   $101,375    $631,165    $1,418,366    $2,040,119
     ---------------------------------------------------------------------------


(12     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

5 >  PORTFOLIO MERGERS

     On September 19, 2001, the Board of Directors and shareholders of FAIP approved the agreement and plan of reorganization providing for the acquisition of the Ohio National Strategic Income Portfolio. On December 17, 2001 a newly formed shell portfolio (which was organized solely to acquire the assets and continue the business of certain portfolios of Ohio National Fund, Inc.) acquired the assets of a certain portfolio of Ohio National Fund, Inc. The following table illustrates the specifics of the merger:

                                                            ACQUIRED       SHARES ISSUED TO    ACQUIRING
                                                          PORTFOLIO NET    SHAREHOLDERS OF     PORTFOLIO     COMBINED    TAX STATUS
     ACQUIRED PORTFOLIO         ACQUIRING PORTFOLIO          ASSETS       ACQUIRED PORTFOLIO   NET ASSETS   NET ASSETS   OF TRANSFER
------------------------------------------------------------------------------------------------------------------------------------
Ohio National Fund, Inc. -      First American
Strategic Income Portfolio (1)  Corporate Bond Portfolio,
                                Class IB (2)               $4,161,725           469,875         $     --    $4,161,725   Non-taxable
------------------------------------------------------------------------------------------------------------------------------------
(1) Accounting survivor
(2) Shell portfolio


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     13)


SCHEDULE OF INVESTMENTS December 31, 2001


CORPORATE BOND PORTFOLIO

PAR                          SECURITY DESCRIPTION                       VALUE
--------------------------------------------------------------------------------
      (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)
CORPORATE BONDS - 53.8%
            ENERGY - 1.8%
            Devon Energy
$ 50,000    6.875%, 09/30/11                                          $   48,975
                                                                      ----------
            FINANCE - 24.3%
            Banc One
  75,000    8.000%, 04/29/27                                              83,382
            Countrywide Home Loan
  50,000    5.500%, 08/01/06                                              49,946
            First Union Institution Capital I,
            Callable 12/01/06 @ 104.02
 100,000    8.040%, 12/01/26                                             101,045
            Household Finance
  50,000    7.875%, 03/01/07                                              53,783
            Lehman Brothers Holdings
 100,000    7.125%, 09/15/03                                             105,741
            Merrill Lynch
 100,000    7.000%, 04/27/08                                             105,889
            NB Capital Trust IV,
            Callable 04/15/17 @ 103.85
  50,000    8.250%, 04/15/27                                              51,547
            Zurich Capital Trust,
            Callable 06/01/07 @ 104.19
 100,000    8.376%, 06/01/37                                              99,470
                                                                      ----------
                                                                         650,803
                                                                      ----------
            MANUFACTURING - 7.4%
            Daimler-Chrysler
  50,000    6.400%, 05/15/06                                              50,052
            GMAC
  50,000    6.125%, 09/15/06                                              49,537
            Lockheed Martin,
            Callable 03/15/03 @ 103.74
 100,000    7.875%, 03/15/23                                              98,655
                                                                      ----------
                                                                         198,244
                                                                      ----------
            REAL ESTATE - 2.7%
            Spieker Properties LP
  75,000    7.350%, 12/01/17                                              72,656
                                                                      ----------
            SERVICES - 13.8%
            AOL Time Warner
  50,000    7.625%, 04/15/31                                              53,049
            Federated Department Stores
 100,000    8.500%, 06/15/03                                             106,061
            May Department Stores
  50,000    7.625%, 08/15/13                                              54,552
            Philip Morris
 100,000    7.125%, 08/15/02                                             102,454
            Telus
  50,000    8.000%, 06/01/11                                              53,147
                                                                      ----------
                                                                         369,263
                                                                      ----------
            TELECOMMUNICATION SERVICES - 3.8%
            GTE,
            Callable 05/01/03 @ 103.92
  50,000    7.830%, 05/01/23                                              51,560
            Sprint
  50,000    6.000%, 01/15/07                                              49,697
                                                                      ----------
                                                                         101,257
                                                                      ----------
TOTAL CORPORATE BONDS (COST $1,425,270)                                1,441,198
                                                                      ----------

PAR/SHARES                   SECURITY DESCRIPTION                       VALUE
--------------------------------------------------------------------------------
U.S. AGENCY SECURITIES - 25.8%
            FNMA
$300,000    5.000%, 01/15/07                                          $  301,586
            FNMA
 400,000    5.375%, 11/15/11                                             388,578
                                                                      ----------
TOTAL U.S. AGENCY SECURITIES (COST $688,085)                             690,164
                                                                      ----------
U.S. AGENCY MORTGAGE-BACKED SECURITIES - 4.0%
            FHLMC
 100,000    6.750%, 03/15/31                                             106,669
                                                                      ----------
TOTAL U.S. AGENCY MORTGAGE-BACKED SECURITIES (COST $106,719)             106,669
                                                                      ----------
RELATED PARTY MONEY MARKET FUND - 16.4%
 439,570    First American Prime Obligations Fund (Cost $439,570) (a)    439,570
                                                                      ----------
TOTAL INVESTMENTS IN SECURITIES - 100.0% (COST $2,659,644) (b)        $2,677,601
                                                                      ----------

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this portfolio. See also Notes to Financial Statements.

(b) On December 31, 2001, the cost of investments for federal income tax purposes was $2,658,160. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:

       Gross unrealized appreciation      $  41,460
       Gross unrealized depreciation        (22,019)
                                          ---------
       Net unrealized appreciation        $  19,441
                                          ---------

FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association


See accompanying Notes to Financial Statements.

(14     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001

     SHAREHOLDER MEETINGS

     At a special meeting of shareholders of the First American Insurance Portfolios (FAIP), held on August 31, 2001, shareholders approved the following proposals:

     (1) The shareholders of all of the Portfolios, voting together as a class, approved a proposal to elect the following individuals to the Board of Directors of FAIP:

                                            SHARES VOTED FOR     SHARES WITHHELD
     ---------------------------------------------------------------------------
     Robert J. Dayton                          1,806,476             95,712
     Andrew S. Duff                            1,856,220             45,968
     Roger A. Gibson                           1,856,220             45,968
     Andrew M. Hunter III                      1,856,220             45,968
     Leonard W. Kedrowski                      1,806,476             95,712
     John M. Murphy, Jr.                       1,856,220             45,968
     Richard K. Riederer                       1,856,220             45,968
     Joseph D. Strauss                         1,806,476             95,712
     Virginia L. Stringer                      1,856,220             45,968
     James M. Wade                             1,856,220             45,968
     ---------------------------------------------------------------------------

     (2) The shareholders of all of the Portfolios, voting together as a class, voted to ratify the selection of Ernst & Young LLP as the independent public accountants for FAIP. The following votes were cast regarding this proposal:

                                                           SHARES       SHARES
                                     SHARES VOTED FOR     WITHHELD     ABSTAINED
     ---------------------------------------------------------------------------
                                         1,831,137         21,013       50,038
     ---------------------------------------------------------------------------

     CHANGE OF ACCOUNTANTS

     As a result of the First American Insurance Portfolio, Inc. acquisition of the Corporate Bond Portfolio (formerly Ohio National Strategic Income Portfolio), KPMG LLP (KPMG) was replaced as independent accountants. KPMG's reports on the portfolio's financial statements for the past two years have not contained an adverse opinion or a disclaimer of opinion, and have not been qualified as to uncertainty, audit scope, or accounting principles. In addition, there have not been any disagreements with KPMG during the fund's two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Portfolio's Board of Directors, upon the recommendation of the audit committee, appointed Ernst & Young LLP as the independent accountants for the portfolio for the fiscal year ended December 31, 2001.


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     15)

NOTICE TO SHAREHOLDERS December 31, 2001

     DIRECTORS AND OFFICERS OF THE FUND

                                POSITION(S)   TERM OF OFFICE
                                HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE          WITH FUND     TIME SERVED
-------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Robert J. Dayton,               Director      Term expiring earlier of death,
5140 Norwest Center,                          resignation, removal,
Minneapolis, Minnesota 55402                  disqualification, or successor
(59)                                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Roger A. Gibson,                Director      Term expiring earlier of death,
1020 15th Street, Suite 41A,                  resignation, removal,
Denver, Colorado 80202 (55)                   disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Andrew M. Hunter III,           Director      Term expiring earlier of death,
537 Harrington Road, Wayzata,                 resignation, removal,
Minnesota 55391 (54)                          disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Leonard W. Kedrowski,           Director      Term expiring earlier of death,
16 Dellwood Avenue, Dellwood,                 resignation, removal,
Minnesota 55110 (60)                          disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Richard K. Riederer,            Director      Term expiring earlier of death,
741 Chestnut Road, Sewickley,                 resignation, removal,
Pennsylvania 15143 (57)                       disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              2001

Joseph D. Strauss,              Director      Term expiring earlier of death,
8525 Edinbrook Crossing,                      resignation, removal,
Suite 5, Brooklyn Park,                       disqualification, or successor
Minnesota 55443 (61)                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999
-------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                           NUMBER OF                    OTHER
                                                                           PORTFOLIOS IN FUND           DIRECTORSHIPS
                                PRINCIPAL OCCUPATION(S)                    COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE          DURING PAST 5 YEARS                        BY DIRECTOR                  BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Robert J. Dayton,               Retired Chief Executive Officer, Okabena   First American Funds         None
5140 Norwest Center,            Company, a private family financial        Complex: fifteen Registered
Minneapolis, Minnesota 55402    services office; Chairman, Okabena         Investment Companies,
(59)                            Company Board (1989-present); Chief        including seventy three
                                Executive Officer, Okabena Company         portfolios
                                (1993-June 2001)

Roger A. Gibson,                Vice President, Cargo - United Airlines,   First American Funds         None
1020 15th Street, Suite 41A,    since July 2001; Vice President, North     Complex: fifteen Registered
Denver, Colorado 80202 (55)     America-Mountain Region for United         Investment Companies,
                                Airlines (1995-2001)                       including seventy three
                                                                           portfolios

Andrew M. Hunter III,           Chairman, Hunter, Keith Industries, a      First American Funds         None
537 Harrington Road, Wayzata,   diversified manufacturing and services     Complex: fifteen Registered
Minnesota 55391 (54)            management company, since 1975             Investment Companies,
                                                                           including seventy three
                                                                           portfolios

Leonard W. Kedrowski,           Owner, Executive and Management            First American Funds         None
16 Dellwood Avenue, Dellwood,   Consulting, Inc., a management             Complex: fifteen Registered
Minnesota 55110 (60)            consulting firm, since 1992; Chief         Investment Companies,
                                Executive Officer, Creative Promotions     including seventy three
                                International, LLC, a promotional award    portfolios
                                programs and products company, since
                                1999; Board member, GC McGuiggan
                                Corporation (dba Smyth Companies),
                                manufacturer of designer doors; acted
                                as CEO of Graphics Unlimited from
                                1996-1998

Richard K. Riederer,            Retired; President and Chief Executive     First American Funds         None
741 Chestnut Road, Sewickley,   Officer, Weirton Steel (1995-2001);        Complex: fifteen Registered
Pennsylvania 15143 (57)         Director, Weirton Steel (1993-2001);       Investment Companies,
                                Executive Vice President and Chief         including seventy three
                                Financial Officer, Weirton Steel,          portfolios
                                (1994-1995); Vice President of Finance
                                and Chief Financial Officer, Weirton
                                Steel (1989-1994)

Joseph D. Strauss,              Chairman of FAF's and FAIF's Boards        First American Funds         None
8525 Edinbrook Crossing,        from 1993 to September 1997 and of         Complex: fifteen Registered
Suite 5, Brooklyn Park,         FASF's Board from June 1996 to             Investment Companies,
Minnesota 55443 (61)            September 1997; President of FAF and       including seventy three
                                FAIF from June 1989 to November            portfolios
                                1989; Owner and Executive Officer,
                                Excensus TM LLC, a consulting firm,
                                since 2001; Owner and President,
                                Strauss Management Company, since
                                1993; Owner, Chairman and Chief
                                Executive Officer, Community Resource
                                Partnerships, Inc., a strategic planning,
                                operations management, government
                                relations, transportation planning and
                                public relations organization, since
                                1993; attorney at law
---------------------------------------------------------------------------------------------------------------------


(16     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001

                                 POSITION(S)   TERM OF OFFICE
                                 HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
Virginia L. Stringer,            Chair;        Chair Term three years.
712 Linwood Avenue,              Director      Directors Term expiring earlier
St. Paul, Minnesota 55105 (57)                 of death, resignation, removal,
                                               disqualification, or successor
                                               duly elected and qualified. Chair
                                               of FAIP's Board since 1999;
                                               Director of FAIP since August
                                               1999

James M. Wade,                   Director      Term expiring earlier of death,
2802 Wind Bluff Circle,                        resignation, removal,
Wilmington, North Carolina                     disqualification, or successor
28409 (58)                                     duly elected and qualified.
                                               Director of FAIP since August
                                               2001

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Director      Term expiring earlier of death,
800 Nicollet Mall, Minneapolis,                resignation, removal,
Minnesota 55402 (60) *                         disqualification, or successor
                                               duly elected and qualified.
                                               Director of FAIP since August
                                               1999
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,            Owner and President, Strategic                First American Funds         None
712 Linwood Avenue,              Management Resources, Inc., since             Complex: fifteen Registered
St. Paul, Minnesota 55105 (57)   1993; Executive Consultant for State          Investment Companies,
                                 Farm Insurance Company since 1997;            including seventy three
                                 formerly President and Director, The          portfolios
                                 Inventure Group, a management
                                 consulting and training company;
                                 President, Scott's, Inc., a transportation
                                 company, and Vice President of Human
                                 Resources, The Pillsbury Company

James M. Wade,                   Owner and President, Jim Wade Homes,          First American Funds         None
2802 Wind Bluff Circle,          a homebuilding company, since 1999;           Complex: fifteen Registered
Wilmington, North Carolina       Vice President and Chief Financial            Investment Companies,
28409 (58)                       Officer, Johnson Controls, Inc., a            including seventy three
                                 controls manufacturing company                portfolios
                                 (1987-1991)

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Chairman and Chief Investment Officer,        First American Funds         None
800 Nicollet Mall, Minneapolis,  First American Asset Management and           Complex: fifteen Registered
Minnesota 55402 (60) *           U.S. Bank Trust, N.A., and Executive          Investment Companies,
                                 Vice President, U.S. Bancorp                  including seventy three
                                 (1991-1999); Executive Vice President,        portfolios
                                 U.S. Bancorp since January 1999;
                                 Minnesota State Chairman -
                                 U.S. Bancorp since 2000
-------------------------------------------------------------------------------------------------------------------------

*Mr. Murphy is considered an "interested" Director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management and its predecessor, First American Asset Management, U.S. Bank Trust, National Association, and his ownership of securities issued by U.S. Bancorp.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND, or writing First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

                                 POSITION(S)   TERM OF OFFICE
                                 HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         President     Re-elected by the Board
U.S. Bancorp Asset                             annually; President of FAIP
Management, Inc., 800 Nicollet                 since February 2001
Mall, Minneapolis, Minnesota
55402 (39)*

Mark S. Jordahl,                 Vice          Re-elected by the Board
U.S. Bancorp Asset               President -   annually; Vice President -
Management, Inc.                 Investments   Investments of FAIP since
800 Nicollet Mall, Minneapolis,                September 2001
Minnesota 55402 (41)*
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         Chief Executive Officer of U.S. Bancorp       NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since May
Management, Inc., 800 Nicollet   2001; Chief Executive Officer of
Mall, Minneapolis, Minnesota     First American Asset Management from
55402 (39)*                      December 2000 through May 2001 and
                                 of Firstar Investment & Research
                                 Management Company from February
                                 2001 through May 2001; Senior
                                 Managing Director and Head of Equity
                                 Research of U.S. Bancorp Piper Jaffray
                                 through December 2000; Senior Airline
                                 Analyst and Director of Equity Research
                                 of Credit Suisse First Boston through
                                 1998

Mark S. Jordahl,                 Chief Investment Officer of U.S. Bancorp      NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since
Management, Inc.                 September 2001; President and Chief
800 Nicollet Mall, Minneapolis,  Investment Officer, ING Investment
Minnesota 55402 (41)*            Management - Americas (September
                                 2000 to present); Senior Vice
                                 President and Chief Investment
                                 Officer, ReliaStar Financial Corp.
                                 (January 1998 to September 2000);
                                 Executive Vice President and Managing
                                 Director, Washington Square Advisers
                                 (January 1996 to December 1997);
                                 Senior Vice President, Private
                                 Placements, Washington Square Capital,
                                 Inc. (January 1992 to January 1996)
--------------------------------------------------------------------------------------------------------


                        AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     17)

NOTICE TO SHAREHOLDERS December 31, 2001


                                 POSITION(S)      TERM OF OFFICE
                                 HELD             AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND        TIME SERVED
-----------------------------------------------------------------------------------
Peter O. Torvik,                 Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Marketing        Marketing of FAIP since
800 Nicollet Mall, Minneapolis,                   September 2000
Minnesota 55402 (47)*

Jeffery M. Wilson,               Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Administration   Administration of FAIP since
800 Nicollet Mall, Minneapolis,                   March 2000
Minnesota 55402 (45)*

Robert H. Nelson,                Treasurer        Re-elected by the Board
U.S. Bancorp Asset                                annually; Treasurer of FAIP
Management, Inc. 800 Nicollet                     since March 2000
Mall, Minneapolis, Minnesota
55402 (38)*

James L. Chosy,                  Secretary        Re-elected by the Board
U.S. Bancorp Asset                                annually; Secretary of FAIP
Management, Inc.                                  since February 2001
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since March 2000;
Minnesota 55402 (56)                              Secretary of FAIP from
                                                  September 1999 through March
                                                  2000

James D. Alt,                    Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since September 1999
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary of
Suite 1500, Minneapolis,                          FAIP since September 1999
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant        Re-elected by the Board
612 E. Michigan Street,          Secretary        annually; Assistant Secretary of
Milwaukee, WI 53202 (34)*                         FAIP since September 2001
-----------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                          NUMBER OF            OTHER
                                                                          PORTFOLIOS IN FUND   DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                  COMPLEX OVERSEEN     HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                      BY DIRECTOR          BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Peter O. Torvik,                 Executive Vice President of              NA                   NA
U.S. Bancorp Asset               U.S. Bancorp Asset Management since
Management, Inc.                 May 2001; Executive Vice President of
800 Nicollet Mall, Minneapolis,  First American Asset Management from
Minnesota 55402 (47)*            February 2001 through May 2001;
                                 President and partner of DPG Group, a
                                 Florida-based partnership engaged in
                                 affinity marketing through 2000

Jeffery M. Wilson,               Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset               Asset Management since May 2001;
Management, Inc.                 Senior Vice President of First American
800 Nicollet Mall, Minneapolis,  Asset Management through May 2001
Minnesota 55402 (45)*

Robert H. Nelson,                Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset               Asset Management since May 2001;
Management, Inc. 800 Nicollet    Senior Vice President of First American
Mall, Minneapolis, Minnesota     Asset Management from 1998 through
55402 (38)*                      May 2001 and of Firstar Investment &
                                 Research Management Company from
                                 February 2001 through May 2001;
                                 Senior Vice President of Piper Capital
                                 Management Inc. through 1998

James L. Chosy,                  Associate General Counsel of             NA                   NA
U.S. Bancorp Asset               U.S. Bancorp since 1996
Management, Inc.
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (56)

James D. Alt,                    Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant Vice President, Fund           NA                   NA
612 E. Michigan Street,          Compliance Administrator, U.S. Bancorp
Milwaukee, WI 53202 (34)*        Fund Services, LLC (fka Firstar Mutual
                                 Fund Services, LLC) since March 1997
------------------------------------------------------------------------------------------------------------

*Messrs. Schreier, Jordahl, Torvik, Wilson, Nelson and Chosy are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAIP. Mr. Hess is an officer of U.S. Bancorp Fund Services, LLC, which serves as Co-Administrator for FAIP.


(18     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

[LOGO] FIRST AMERICAN FUNDS(TM)



DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each portfolio.

For a prospectus containing more information on First American Insurance Portfolios, including investment policies, fees, and expenses, please contact your participating insurance company.


INVESTMENT ADVISOR AND ADMINISTRATOR
     U.S. BANCORP ASSET MANAGEMENT, INC.,
     A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     415 Walnut Street
     Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     1400 Pillsbury Center
     200 South Sixth Street
     Minneapolis, Minnesota 55402

FUND COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Minneapolis, Minnesota 55402


2019-02 2/2002

[LOGO] FIRST AMERICAN FUNDS(TM)                2001
                                               ANNUAL REPORT





                                    INSURANCE
                                   PORTFOLIOS

                                International








"Integrity and firmness is all I can promise; these, be the voyage long or short, never shall forsake me."

     _George Washington

FIRST AMERICAN FUNDS

WE BELIEVE INVESTMENT SUCCESS IS DEVELOPED OVER A LIFETIME. THE APPROACH MUST BE STRATEGIC AND GOAL-ORIENTED. THE PORTFOLIO MUST HAVE DEPTH AND BREADTH. AND THE INDIVIDUAL INVESTMENTS SHOULD DELIVER ABOVE MARKET PERFORMANCE OVER A SUSTAINED PERIOD OF TIME.





TABLE OF CONTENTS

MESSAGE TO SHAREHOLDERS                  1
REPORT OF INDEPENDENT AUDITORS           5
STATEMENTS OF ASSETS AND LIABILITIES     6
STATEMENTS OF OPERATIONS                 7
STATEMENTS OF CHANGES IN NET ASSETS      8
FINANCIAL HIGHLIGHTS                     9
NOTES TO FINANCIAL STATEMENTS           10
SCHEDULE OF INVESTMENTS                 14
NOTICE TO SHAREHOLDERS                  17







--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS  February 15, 2002



     DEAR CONTRACT OWNERS:

     Speaking for the board of directors and the staff of U.S. Bancorp Asset Management, Inc., thank you for the ongoing opportunity you have given us to manage your investments. This has been a momentous year for First American Funds, as it has grown by combining funds with the Firstar Fund family. We believe this combination will provide significantly greater resources and capabilities that should prove beneficial to you.

     The past year is one that will leave its mark on all Americans due to a series of tumultuous and trying circumstances. Starting with a disputed Presidential election at the end of 2000, and followed by a slowing U.S. economy, a series of interest-rate cuts by the Federal Reserve, and the unprecedented terrorist action on September 11, the investment environment was like nothing we had ever witnessed. Like you, we will always remember those who lost their lives in the tragic terrorist attacks and the many citizens who sacrificed themselves in a heroic cause.

     Not surprisingly, this sequence of events resulted in market volatility. Bond markets generally benefited during this time, while equity markets underwent a fairly dramatic and sustained correction. A market environment such as this can be extremely challenging, and we are reminded that from time to time unusual events can create trying times for investors. This is when a focus on maintaining a disciplined, diversified approach is so important in helping you achieve your long-term objectives.

     This report provides you with details of investment results, fund holdings, financial statements, and notes relating to fund operations for the fiscal year ended December 31, 2001. Please review this information at your convenience.

     We thank you for putting your trust in the investment management of First American Funds. We are committed to helping you achieve your investment goals.


     Sincerely,

     /s/ Virginia L. Stringer                     /s/ Mark Jordahl


     VIRGINIA L. STRINGER                         MARK JORDAHL

     Chairperson of the Board                     Chief Investment Officer
     First American Insurance Portfolios, Inc.    U.S. Bancorp Asset Management,
                                                  Inc.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     1)

INTERNATIONAL

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL



As world markets coped with a steadily weakening global economy, the First American International Portfolio posted a decline of 24.52% for the 12-month period ended December 31, 2001. During the same 12-month period, the portfolio's benchmark, the MSCI EAFE Index, declined 21.21%*.

The period witnessed a dramatic deterioration in global economic activity, and a particularly pronounced backlash against the technology, media, and telecommunications companies that had performed so well in preceding years. A series of interest-rate cuts by the U.S. Federal Reserve, along with the eventual loosening of monetary policy in Europe and Japan, were not enough to reinvigorate the global economy. The September 11 attacks on the United States ended the period on a somber note, virtually eliminating hopes of a rapid global economic rebound in 2001.

During the first half of 2001, the portfolio's performance relative to country selection was neutral. The portfolio began the year with a bearish position in Japan and moved to an index-neutral position by mid-year. Contrary to the portfolio's position in Japan, the exposure in Europe was more bullish at the beginning of the year and slightly underweight by mid-year. From a sector perspective, key drivers behind performance were the overweight positions in pharmaceuticals, financial services, and consumer goods. There was little to no sustainable leadership on either a country or sector basis.

Having begun the second half of the year positioned somewhat defensively, there was a gradual shift in the portfolio during the fourth quarter in favor of more economically sensitive stocks, reflecting the increased likelihood that an economic recovery in the United States and Europe would occur in 2002. The portfolio lagged the overall index return, held back by shortfalls in Japan and parts of Europe. An underweight to the poorly performing Japanese market, however, added value. On a sectoral basis, our consumer-related and financials holdings disappointed. Only partially offsetting these results, the portfolio benefited from strong relative stock selection in the information technology sector.

Prior to the attacks, the immediate outlook for the global economy appeared delicately balanced between a synchronized global recession and a modest cyclical recovery led by the United States. It looked as if an improved economic environment might be evident before 2002, but the events on September 11 clearly changed the climate. Still, continued interest-rate cuts by central banks in the United States and Europe, along with increased government spending by the United States, appeared to create a higher likelihood that economic rebounds for the United States and Europe are in the offering in 2002.

It's valuable to note that, historically speaking, markets have generally performed poorly during the buildup that leads to military conflict. Once the battle begins, however, markets traditionally have turned upward. While the events on September 11 have increased the level of uncertainty in the market, it seems likely that stocks could react positively to an economic recovery and improved corporate profits. The portfolio will continue to adhere to its bottom-up discipline, with a focus on well-managed companies that offer long-term earnings growth potential and are attractively priced.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                               SINCE INCEPTION(4)
                                                 -------------------------------
                                         1 YEAR      4/28/2000    9/28/2001
--------------------------------------------------------------------------------
Class IA                                -24.52%        -25.49%           --
--------------------------------------------------------------------------------
Class IB                                     --             --        5.61%
--------------------------------------------------------------------------------
MSCI EAFE Index(3)                      -21.21%        -18.10%        6.98%
--------------------------------------------------------------------------------

*UNLIKE INVESTMENT PORTFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES,
 TRANSACTION COSTS, OR CASH FLOW EFFECTS.


(2     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

INTERNATIONAL


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

                     FIRST AMERICAN
                     INTERNATIONAL
                       PORTFOLIO,            MSCI EAFE
                        CLASS IA              INDEX(3)
                     ---------------------------------

04/2000                 10,000                10,000
12/2000                  8,090                 9,085
06/2001                  6,860                 7,776
12/2001                  6,106                 7,158

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

    On July 1, 2001, Clay Finlay Inc. was hired as subadvisor to manage the portfolio's assets.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The MSCI EAFE Index is an unmanaged index including approximately 1,100 companies representing stock markets of 20 European countries, Australia, New Zealand, Japan, Hong Kong, and Singapore.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the International Portfolio IB represents cumulative total return as the portfolio has been in operation less than one year.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     3)

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS


     The Board of Directors and Shareholders
     First American Insurance Portfolios, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the International Portfolio (one of the portfolios constituting the First American Insurance Portfolios, Inc.) (the "Portfolio") as of December 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Portfolio of the First American Insurance Portfolios, Inc. as of December 31, 2001, and the results of its operations, changes in its net assets and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                    /s/ Ernst & Young LLP

Minneapolis, Minnesota
February 1, 2002


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     5)

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2001


                                                                                          INTERNATIONAL
                                                                                              PORTFOLIO
----------------------------------------------------------------------------------------    -----------
ASSETS:
Investments in securities, at value (cost $2,378,603)                                       $ 2,300,369
Foreign currency, at value (cost $34,606)                                                        34,691
Cash in bank on demand deposit                                                                  171,645
Dividends and interest receivable                                                                 6,302
Capital shares sold                                                                                 405
Foreign withholding tax reclaim receivable                                                           14
----------------------------------------------------------------------------------------    -----------
TOTAL ASSETS                                                                                  2,513,426
========================================================================================    ===========
LIABILITIES:
Payable for investment securities purchased                                                      16,110
Capital shares redeemed                                                                             235
Payable to affiliates                                                                            21,531
Accrued expenses and other liabilities                                                           10,708
----------------------------------------------------------------------------------------    -----------
TOTAL LIABILITIES                                                                                48,584
========================================================================================    ===========
NET ASSETS                                                                                  $ 2,464,842
========================================================================================    ===========
COMPOSITION OF NET ASSETS:
Portfolio capital                                                                           $ 4,135,412
Accumulated net investment loss                                                                  (8,661)
Accumulated net realized loss on investments                                                 (1,582,754)
Net unrealized depreciation of investments                                                      (78,234)
Net unrealized depreciation on translation of assets and liabilities in foreign currency           (921)
----------------------------------------------------------------------------------------    -----------
NET ASSETS                                                                                  $ 2,464,842
========================================================================================    ===========
CLASS IA:
Net assets                                                                                  $ 2,448,536
Shares issued and outstanding (unlimited number of shares authorized)                           404,166
Net asset value, offering price, and redemption price per share                             $      6.06

CLASS IB:
Net assets                                                                                  $    16,306
Shares issued and outstanding (unlimited number of shares authorized)                             2,690
Net asset value, offering price, and redemption price per share                             $      6.06
========================================================================================    ===========


See accompanying Notes to Financial Statements.

(6     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                      INTERNATIONAL
                                                                                                          PORTFOLIO
----------------------------------------------------------------------------------------------------    -----------
INVESTMENT INCOME:
Interest                                                                                                $    21,977
Dividends                                                                                                    70,920
Less: Foreign taxes withheld                                                                                 (6,846)
----------------------------------------------------------------------------------------------------    -----------
TOTAL INVESTMENT INCOME                                                                                      86,051
====================================================================================================    ===========
EXPENSES:
Investment advisory fees                                                                                     48,226
Administrator and fund accounting fees                                                                       19,167
Transfer agent fees and expenses                                                                             30,631
Custodian fees                                                                                                7,689
Directors' fees                                                                                                 701
Professional fees                                                                                             5,036
Distribution fees - Class IB                                                                                      4
Printing                                                                                                     16,859
Other                                                                                                           399
----------------------------------------------------------------------------------------------------    -----------
TOTAL EXPENSES                                                                                              128,712
====================================================================================================    ===========
Less: Investment advisory fee waiver                                                                        (24,298)
Less: Expense reimbursement                                                                                 (50,509)
----------------------------------------------------------------------------------------------------    -----------
TOTAL NET EXPENSES                                                                                           53,905
====================================================================================================    ===========
Investment income - net                                                                                      32,146
----------------------------------------------------------------------------------------------------    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS - NET:
Net realized loss on investments                                                                           (983,235)
Net realized loss on forward foreign currency contracts and foreign currency transactions                   (20,808)
Net change in unrealized appreciation or depreciation of investments                                       (138,302)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign
  currency, and translation of other assets and liabilities in foreign currency                              (9,702)
----------------------------------------------------------------------------------------------------    -----------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                (1,152,047)
====================================================================================================    ===========
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $(1,119,901)
====================================================================================================    ===========


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     7)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                              INTERNATIONAL PORTFOLIO
----------------------------------------------------------------------------------------    ---------------------------
                                                                                                 1/1/01      4/28/00(a)
                                                                                                     to              to
                                                                                               12/31/01        12/31/00
----------------------------------------------------------------------------------------    -----------     -----------
OPERATIONS:
Investment income (loss) - net                                                              $    32,146     $    (1,272)
Net realized loss on investments                                                               (983,235)       (599,519)
Net realized loss on forward foreign currency contracts and foreign currency
 transactions                                                                                   (20,808)        (32,324)
Net change in unrealized appreciation or depreciation of investments                           (138,302)         60,068
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities in foreign
 currency                                                                                        (9,702)          8,781
----------------------------------------------------------------------------------------    -----------     -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         (1,119,901)       (564,266)
========================================================================================    ===========     ===========
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class IA                                                                                      (11,213)             --
  Class IB                                                                                          (31)             --
Return of capital:
  Class IA                                                                                       (6,755)             --
  Class IB                                                                                          (45)             --
----------------------------------------------------------------------------------------    -----------     -----------
TOTAL DISTRIBUTIONS                                                                             (18,044)             --
========================================================================================    ===========     ===========
CAPITAL SHARE TRANSACTIONS:
Class IA(b):
  Proceeds from sales                                                                         2,255,306       3,966,904
  Reinvestment of distributions                                                                  17,968              --
  Payments for redemptions                                                                   (2,082,970)         (6,185)
----------------------------------------------------------------------------------------    -----------     -----------
Increase in net assets from Class IA transactions                                               190,304       3,960,719
----------------------------------------------------------------------------------------    -----------     -----------
Class IB(c):
  Proceeds from sales                                                                            15,966              --
  Reinvestment of distributions                                                                      76              --
  Payments for redemptions                                                                          (12)             --
----------------------------------------------------------------------------------------    -----------     -----------
Increase in net assets from Class IB transactions                                                16,030              --
----------------------------------------------------------------------------------------    -----------     -----------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                                          206,334       3,960,719
========================================================================================    ===========     ===========
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        (931,611)      3,396,453
========================================================================================    ===========     ===========
Net assets at beginning of period                                                             3,396,453              --
----------------------------------------------------------------------------------------    -----------     -----------
NET ASSETS AT END OF PERIOD                                                                 $ 2,464,842     $ 3,396,453
========================================================================================    ===========     ===========
ACCUMULATED NET INVESTMENT LOSS                                                             $    (8,661)    $    (8,755)
========================================================================================    ===========     ===========
SHARE TRANSACTIONS:
Class IA(b):
  Shares issued                                                                                 323,611         420,463
  Shares issued in lieu of cash distributions                                                     3,020              --
  Shares redeemed                                                                              (342,115)           (813)
----------------------------------------------------------------------------------------    -----------     -----------
TOTAL CLASS IA TRANSACTIONS                                                                     (15,484)        419,650
========================================================================================    ===========     ===========
Class IB(c):
  Shares issued                                                                                   2,679              --
  Shares issued in lieu of cash distributions                                                        13              --
  Shares redeemed                                                                                    (2)             --
----------------------------------------------------------------------------------------    -----------     -----------
TOTAL CLASS IB TRANSACTIONS                                                                       2,690              --
========================================================================================    ===========     ===========
NET INCREASE (DECREASE) IN CAPITAL SHARES                                                       (12,794)        419,650
========================================================================================    ===========     ===========

(a) Commencement of operations.
(b) Effective May 1, 2001 the existing shares of the International Portfolio were renamed Class IA.
(c) Class IB commenced operations on September 28, 2001 for the International Portfolio.


See accompanying Notes to Financial Statements.

(8     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended December 31, unless otherwise indicated.


                                                                                                   INTERNATIONAL PORTFOLIO
----------------------------------------------------------------------------------------   -------------------------------------
                                                                                                  CLASS IA(b)           CLASS IB
----------------------------------------------------------------------------------------   -----------------------     ---------
                                                                                                2001       2000(a)       2001(c)
----------------------------------------------------------------------------------------   ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                                       $    8.09     $   10.00     $    5.78
========================================================================================   =========     =========     =========
INVESTMENT OPERATIONS:
Net investment income                                                                           0.08            --          0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions       (2.06)        (1.91)         0.30
----------------------------------------------------------------------------------------   ---------     ---------     ---------
Total from investment operations                                                               (1.98)        (1.91)         0.32
----------------------------------------------------------------------------------------   ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income                                                           (0.03)           --         (0.02)
Return of capital                                                                              (0.02)           --         (0.02)
----------------------------------------------------------------------------------------   ---------     ---------     ---------
Total distributions                                                                            (0.05)           --         (0.04)
----------------------------------------------------------------------------------------   ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                                                             $    6.06     $    8.09     $    6.06
========================================================================================   =========     =========     =========
Total return                                                                                  (24.52)%      (19.10)%        5.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                                            $   2,449     $   3,396     $      16
Ratio of expenses to average net assets                                                         1.35%         1.35%         1.60%
Ratio of net investment income (loss) to average net assets                                     0.81%        (0.07)%        0.87%
Ratio of expenses to average net assets, excluding waivers
 and reimbursements(d)                                                                          3.23%         5.23%         2.33%
Ratio of net investment income (loss) to average net assets, excluding waivers and
 reimbursements(d)                                                                             (1.07)%       (3.95)%        0.14%
Portfolio turnover rate                                                                          183%           64%          183%
========================================================================================   =========     =========     =========

(a) Portfolio commenced operations on April 28, 2000. All ratios for the period have been annualized, except total return.
(b) Effective May 1, 2001, the existing shares were renamed Class IA.
(c) Class IB shares have been offered since September 28, 2001. All ratios for the period have been annualized, except total return.
(d) During the period certain fees were voluntarily reimbursed or waived. If such voluntary reimbursements and fee waivers had not occurred, the ratios would have been as indicated.


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001      9)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

1 >  ORGANIZATION

     First American Insurance Portfolios, Inc. (FAIP) is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended. FAIP was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in seven series (individually Portfolio, collectively Portfolios). The information presented in these financial statements pertains to the International Portfolio. Each series represents a separate investment portfolio with its own investment objectives and policies. The International Portfolio is a diversified open-end management investment company.

     FAIP offers Class IA and IB shares. Class IA and Class IB shares are identical in all respects, except that Class IB shares are subject to a 0.25% distribution fee charged pursuant to a Rule 12b-1 plan, which has been adopted in accordance with Rule 12b-1 or the Investment Company Act of 1940, as amended.

     Shares of the Portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or variable life insurance policies. The Portfolios' prospectus provides additional descriptions of each Portfolio's investment objectives, policies and strategies.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Portfolios are as follows:

     SECURITY VALUATION - Security valuations for FAIP portfolio investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Portfolios record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends from the Portfolios' net investment income and distributions from the Portfolios' net realized capital gains, if any, are declared and distributed at least annually.

     FEDERAL TAXES - Each Portfolio is treated as a separate taxable entity. Each Portfolio intends to fulfill the requirements of Subchapter M and to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for Federal income taxes is required. Dividends and distributions to shareholders are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

     Net investment income and net realized gains (losses) and the basis of investments in securities may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. To the extent these


(10     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     On the statements of assets and liabilities the following adjustments were made for permanent tax adjustments (000):

                                ACCUMULATED     UNDISTRIBUTED
                               NET REALIZED    NET INVESTMENT
                                GAIN (LOSS)            INCOME    PAID IN CAPITAL
     ---------------------------------------------------------------------------
     International Portfolio        $20,808         $(14,008)           $(6,800)
     ---------------------------------------------------------------------------

     At December 31, 2001, the following Portfolio has capital loss carryforwards available to offset future capital gains, if any, that expire as shown:

                                                                      EXPIRATION
                                                         AMOUNT             DATE
     ---------------------------------------------------------------------------
     International Portfolio                           $705,106        2008-2009
     ---------------------------------------------------------------------------

     The Portfolios incurred losses for tax purposes from November 1, 2001 to December 31, 2001. As permitted by tax regulations, the Portfolios intend to elect to defer these post-October losses and treat these losses as arising in fiscal year ending December 31, 2002. The following Portfolio had deferred losses:

                                                                          AMOUNT
     ---------------------------------------------------------------------------
     International Portfolio                                            $846,567
     ---------------------------------------------------------------------------

     Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the Portfolios from net investment income and distributions, if any, of net realized capital gains will be taxable to the participating insurance company.

     FOREIGN CURRENCY TRANSLATION - The books and records of the International Portfolio are maintained in U.S. dollars on the following basis:

     o market value of investment securities, assets and liabilities at the current rate of exchange; and

     o purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

     The International Portfolio reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS - The International Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts is not recorded as the International Portfolio intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Portfolio realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Portfolios' statements of assets and liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at December 31, 2001.

     EXPENSES - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative average net assets or some other appropriate basis. Class specific expenses, such as the 12b-1 fees, are borne by that Class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective Class on the basis of the relative net assets each day.

     USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     11)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITIES LENDING - In order to generate additional income, a Portfolio may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Portfolio's policy is to maintain collateral in the form of cash, U.S. Government or U.S. Government agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral equal to at least 100% of the value of securities loaned. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. The collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthiness under guidelines established by the Board of Directors and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     U.S. Bank National Association (U.S. Bank) acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Portfolios. As of December 31, 2001, the International Portfolio had no securities on loan.


3 >  FEES AND EXPENSES

     ADVISOR FEES - On May 2, 2001, First American Asset Management (FAAM), a division of U.S. Bank, and Firstar Investment Research & Management Company LLC (FIRMCO) combined advisory operations to form U.S. Bancorp Piper Jaffray Asset Management, Inc. (the Advisor). On December 10, 2001, the name of the Advisor was changed to U.S. Bancorp Asset Management, Inc. The investment advisory fees paid by each Portfolio did not change as a result of the combination. Pursuant to an investment advisory agreement (the Agreement), the Advisor manages each Portfolio's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Portfolio to pay the Advisor a monthly fee based upon average daily net assets. The annual fee for the International Portfolio is as follows:

                                                                    ADVISORY FEE
     ---------------------------------------------------------------------------
     International Portfolio                                            1.25%
     ---------------------------------------------------------------------------

     The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Portfolio from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Portfolios from time to time, at its discretion, while retaining the ability to be reimbursed by the Portfolios for such amounts prior to the end of the fiscal year.

     SUB-ADVISOR FEES - Effective July 1, 2001, Clay Finlay, Inc. (Clay Finlay) began serving as the sub-advisor to the International Portfolio under an agreement with the Advisor. For its services to the International Portfolio, Clay Finlay is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of the Portfolio's average daily net assets and 0.10% of the Portfolio's average daily net assets in excess of $500 million.

     Prior to July 1, 2001, Marvin & Palmer Associates, Inc. (Marvin & Palmer) served as the sub-advisor to the International Portfolio under an agreement with the Advisor. For its services to the International Portfolio, Marvin & Palmer was paid a monthly fee by the Advisor at the annual rate of the average daily net assets as follows:

     AVERAGE DAILY NET ASSETS                                   SUB-ADVISORY FEE
     ---------------------------------------------------------------------------
     On the first $100 million                                         0.75%
     $100 million up to $300 million                                   0.50%
     $300 million up to $500 million                                   0.45%
     In excess of $500 million                                         0.40%
     ---------------------------------------------------------------------------

     ADMINISTRATION FEES - On October 1, 2001, U.S. Bancorp Asset Management, Inc., and U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, (collectively the Administrators) began serving as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Portfolios. The Administrators will provide administration services to the Portfolios and serve as the Portfolios' Administrator. The Administrators are each subsidiaries of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators are compensated to provide, or, compensate other entities to provide services to the Portfolios. These services include: various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Portfolios


(12     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     pay the Administrators at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.25% of the average daily net assets up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. Each Portfolio is subject to a $50,000 minimum charge per year. In addition, the Portfolios pay the Administrators annual fees of $18,500 per class for transfer agent services.

     Prior to October 1, 2001, U.S. Bank served as the sole administrator for the Portfolios. The Portfolios paid U.S. Bank at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.12% of the average daily net assets up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $8 billion. Each Portfolio was subject to a $50,000 minimum charge per year. In addition, the Portfolios paid U.S. Bank annual fees of $18,500 per class for transfer agent services.

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the custodian (the Custodian). The fee for each Portfolio is equal to an annual rate of 0.03% (0.10% in the case of the International Portfolio) of such Portfolio's average daily net assets. All fees are computed daily and paid monthly. In addition, the International Portfolio pays any sub-custodian fees. The Custodian is also reimbursed for any out-of-pocket expenses incurred while providing services to the Portfolios.

     DISTRIBUTION FEES - Quasar Distributors, LLC (Quasar), an affiliate of U.S. Bancorp, serves as distributor of the Portfolios. Under the distribution plan, each of the Portfolios pay Quasar a monthly distribution fee equal to an annual rate of 0.25% of the average daily net assets of the Portfolio's Class IB shares. Distribution fees may be used by Quasar to provide compensation for sales support and distribution activities. No distribution fees are paid by Class IA shares.

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Portfolio is responsible for paying most other operating expenses including fees and expenses of outside directors, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.


4 >  INVESTMENT SECURITY TRANSACTIONS

     During the year ended December 31, 2001, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                                              INVESTMENT
                                                              SECURITIES
     ---------------------------------------------------------------------------
                                                       PURCHASES        SALES
                                                     ---------------------------
     International Portfolio                          $6,820,890      $6,461,901
     ---------------------------------------------------------------------------


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     13)

SCHEDULE OF INVESTMENTS December 31, 2001


INTERNATIONAL PORTFOLIO

SHARES                    SECURITY DESCRIPTION                     VALUE
---------------------------------------------------------------------------
   (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS) FOREIGN COMMON STOCKS - 93.3%
           AUSTRALIA - 3.8%
 5,330     Aristocrat Leisure                                    $   18,008
 1,845     Macquarie Bank                                            35,372
10,200     Southcorp                                                 39,421
                                                                 ----------
                                                                     92,801
                                                                 ----------
           DENMARK - 1.0%
   580     Carlsberg A/S, Cl B                                       24,241
                                                                 ----------
           FRANCE - 18.6%
   400     Atos Origin SA*                                           26,198
   500     Aventis SA                                                35,508
   350     BNP Paribas SA                                            31,322
   500     Castorama Dubois Investissement SA                        25,757
   100     Compagnie de Saint-Gobain                                 15,093
   300     Lafarge SA                                                28,023
 5,200     Orange SA*                                                47,138
   700     Sanofi-Synthelabo SA                                      52,235
 1,200     STMicroelectronics NV                                     38,522
   800     Thomson Multimedia*                                       24,577
   350     TotalFina Elf SA                                          49,991
   700     Vinci SA                                                  41,046
   300     Vivendi Environment                                       10,007
   360     Vivendi Environment-Warrant                                  147
   600     Vivendi Universal SA                                      32,858
                                                                 ----------
                                                                    458,422
                                                                 ----------
           GERMANY - 7.7%
   150     Allianz AG, Registered                                    35,463
 2,000     Deutsche Post AG, Registered                              27,605
   800     Deutsche Telekom AG, Registered                           13,820
   367     Fresenius Medical Care AG                                 22,713
   500     MLP AG                                                    36,687
   100     Muenchener Rueckver AG                                    27,159
   200     SAP AG                                                    26,217
                                                                 ----------
                                                                    189,664
                                                                 ----------
           HONG KONG - 4.0%
 5,000     China Mobile Hong Kong*                                   17,601
 2,300     Hang Seng Bank                                            25,292
 3,000     Hutchinson Whampoa                                        28,950
11,000     Wharf Holdings                                            26,873
                                                                 ----------
                                                                     98,716
                                                                 ----------
           IRELAND - 3.4%
 1,600     CRH PLC                                                   28,139
   500     Elan PLC, ADR*                                            22,530
 3,200     Irish Life & Permanent PLC                                32,484
                                                                 ----------
                                                                     83,153
                                                                 ----------
           ITALY - 5.5%
   600     Assicurazioni Generali SPA                                16,670
 2,600     Autogrill SPA                                             24,102
 6,200     ENI SPA                                                   77,735
   200     Gucci Group NV, Registered                                16,980
                                                                 ----------
                                                                    135,487
                                                                 ----------

SHARES                    SECURITY DESCRIPTION                     VALUE
---------------------------------------------------------------------------
           JAPAN - 14.7%
   500     Avex                                                  $   14,879
 6,000     Brother Industries                                        17,259
 2,000     Daiwa Securities Group                                    10,514
     3     Dentsu                                                    13,437
   200     Fanuc                                                      8,515
   200     Fast Retailing                                            17,793
     2     Fuji Television Network                                    8,073
   300     Honda Motor                                               11,972
 3,000     Japan Radio                                                9,797
 6,000     Kanebo*                                                    9,156
12,000     Kanematsu                                                 16,756
    60     Kose                                                       1,685
 2,000     NGK Insulators                                            14,818
   100     Nintendo                                                  17,320
     1     UMC Japan*                                                 9,156
     2     NTT                                                        6,516
 5,000     Nissan Motor                                              26,515
   100     Nomura Research Institiute                                11,735
     1     NTT DoCoMo                                                11,750
 1,000     Olympus Optical                                           14,383
   300     Promise                                                   16,229
   100     Rohm                                                      13,192
   600     Sankyo                                                    18,221
 1,000     Sega*                                                     19,953
   200     Sony                                                       9,141
   400     Tohoku Pioneer                                             7,310
   600     Toys "R" Us-Japan                                         11,445
   200     Yamada Denki                                              14,039
                                                                 ----------
                                                                    361,559
                                                                 ----------
           MEXICO - 0.5%
   300     Grupo Televisa SA, ADR*                                   12,954
                                                                 ----------
           NETHERLANDS - 3.5%
 1,800     ASML Holding NV*                                          31,288
 2,200     Elsevier NV                                               26,016
 5,600     Koninklijke (Royal) KPN NV                                28,474
                                                                 ----------
                                                                     85,778
                                                                 ----------
           SINGAPORE - 2.4%
29,000     Capitaland*                                               29,369
 8,000     Datacraft Asia                                            17,440
 2,000     Singapore Airlines                                        11,914
                                                                 ----------
                                                                     58,723
                                                                 ----------
           SPAIN - 3.8%
 4,800     Banco Santander Central Hispano SA                        40,221
 2,200     NH Hoteles SA                                             21,882
 2,400     Telefonica SA                                             32,121
                                                                 ----------
                                                                     94,224
                                                                 ----------
           SWEDEN - 2.2%
 3,800     Skandinaviska Enskilda Banken AB                          34,596
 3,800     Ericsson LM, Cl B                                         20,649
                                                                 ----------
                                                                     55,245
                                                                 ----------
           SWITZERLAND - 2.8%
   600     Adecco SA, Registered                                     32,615
   250     Credit Suisse Group                                       10,661
   120     Nestle SA, Registered                                     25,586
                                                                 ----------
                                                                     68,862
                                                                 ----------


See accompanying Notes to Financial Statements.

(14     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SCHEDULE OF INVESTMENTS December 31, 2001


International Portfolio (concluded)

SHARES                    SECURITY DESCRIPTION                     VALUE
---------------------------------------------------------------------------
         TAIWAN - 1.0%
 1,500   Taiwan Semiconductor Manufacturing Company, ADR*        $   25,755
                                                                 ----------
         UNITED KINGDOM - 18.4%
 2,000   Amvescap PLC                                                28,846
 5,600   BP PLC                                                      43,522
 2,000   Celltech Group PLC*                                         25,440
 5,000   Compass Group PLC                                           37,476
11,000   Dixons Group PLC                                            37,622
 5,600   Electrocomponents PLC                                       43,685
 3,400   EMI Group PLC                                               17,666
 1,400   Galen Holdings PLC                                          14,059
 2,800   Lloyds TSB Group PLC                                        30,400
 1,800   Next PLC                                                    23,446
 1,800   Reckit Benckiser PLC                                        26,197
 3,200   Scottish and Southern Energy PLC                            28,409
 9,000   Tesco PLC                                                   32,615
25,000   Vodafone Group PLC                                          65,402
                                                                 ----------
                                                                    454,785
                                                                 ----------
TOTAL FOREIGN COMMON STOCKS (COST $2,378,603)                     2,300,369
                                                                 ----------
TOTAL INVESTMENTS IN SECURITIES - 93.3% (COST $2,378,603) (a)    $2,300,369
                                                                 ----------

(a) On December 31, 2001, the cost of investments for federal income tax purposes was $2,439,116. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:

     Gross unrealized appreciation      $  106,847
     Gross unrealized depreciation        (245,594)
                                        ----------
     Net unrealized depreciation        $ (138,747)
                                        ----------

*Non-income producing security

AB   Aktiebolag (Swedish Stock Co.)
ADR  American Depositary Receipt
AG   Aktiegesellschaft (German Corp.)
A/S  Limited
NV   Naamloze Vennootschap (Dutch or French Corp.)
PLC  Public Limited Corp. (British)
SA   Sociedad Anonyme (French or Swiss Corp.)
SPA  Societa per Azioni (Italian Corp.)


DIVERSIFICATION BY INDUSTRY:
                                              PERCENT OF           MARKET
                                           TOTAL NET ASSETS        VALUE
     ----------------------------------------------------------------------
     Automobiles & Components                    1.6%            $   38,487
     Banking                                     7.0                172,486
     Capital Goods                               6.8                168,859
     Commercial Services & Supplies              1.3                 32,615
     Consumer Durables & Apparel                 5.0                123,640
     Diversified Financials                      6.3                154,518
     Energy                                      7.0                171,237
     Food, Beverage & Tobacco                    3.6                 89,249
     Food & Drug - Retailing                     1.3                 32,615
     Health Care Equipment & Services            1.5                 37,094
     Hotels, Restaurants & Leisure               4.1                101,464
     Household & Personal Products               1.5                 37,038
     Insurance                                   4.5                111,767
     Materials                                   2.3                 56,157
     Media                                       5.1                125,878
     Pharmaceuticals & Biotechnology             6.1                149,661
     Real Estate                                 1.2                 29,369
     Retailing                                   5.3                130,100
     Software & Services                         2.6                 64,145
     Technology Hardware & Equipment             7.0                172,889
     Telecommunication Services                  9.0                223,023
     Transportation                              1.6                 39,516
     Utilities                                   1.6                 38,562
     ----------------------------------------------------------------------
     Total Foreign Common Stocks                93.3%            $2,300,369
     ======================================================================


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     15)

NOTICE TO SHAREHOLDERS December 31, 2001


     SHAREHOLDER MEETINGS

     At a special meeting of shareholders of the First American Insurance Portfolios (FAIP), held on August 31, 2001, shareholders approved the following proposals:

     (1) The shareholders of all of the Portfolios, voting together as a class, approved a proposal to elect the following individuals to the Board of Directors of FAIP:

                                      SHARES VOTED FOR           SHARES WITHHELD
     ---------------------------------------------------------------------------
     Robert J. Dayton                    1,806,476                    95,712
     Andrew S. Duff                      1,856,220                    45,968
     Roger A. Gibson                     1,856,220                    45,968
     Andrew M. Hunter III                1,856,220                    45,968
     Leonard W. Kedrowski                1,806,476                    95,712
     John M. Murphy, Jr.                 1,856,220                    45,968
     Richard K. Riederer                 1,856,220                    45,968
     Joseph D. Strauss                   1,806,476                    95,712
     Virginia L. Stringer                1,856,220                    45,968
     James M. Wade                       1,856,220                    45,968
     ---------------------------------------------------------------------------

     (2) The shareholders of all of the Portfolios, voting together as a class, voted to ratify the selection of Ernst & Young LLP as the independent public accountants for FAIP. The following votes were cast regarding this proposal:

                                                        SHARES          SHARES
                                SHARES VOTED FOR       WITHHELD        ABSTAINED
     ---------------------------------------------------------------------------
                                       1,831,137         21,013          50,038
     ---------------------------------------------------------------------------

     (3) The shareholders of International Portfolio voted to approve a new sub-advisory agreement with Clay Finlay, Inc. The following votes were cast regarding this proposal:

                                                        SHARES          SHARES
                                SHARES VOTED FOR       WITHHELD        ABSTAINED
     ---------------------------------------------------------------------------
     International Portfolio             608,779           --            33,113
     ---------------------------------------------------------------------------


(16     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001


DIRECTORS AND OFFICERS OF THE FUND

                                POSITION(S)   TERM OF OFFICE
                                HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE          WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               Director      Term expiring earlier of death,
5140 Norwest Center,                          resignation, removal,
Minneapolis, Minnesota 55402                  disqualification, or successor
(59)                                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Roger A. Gibson,                Director      Term expiring earlier of death,
1020 15th Street, Suite 41A,                  resignation, removal,
Denver, Colorado 80202 (55)                   disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Andrew M. Hunter III,           Director      Term expiring earlier of death,
537 Harrington Road,                          resignation, removal,
Wayzata, Minnesota 55391 (54)                 disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Leonard W. Kedrowski,           Director      Term expiring earlier of death,
16 Dellwood Avenue,                           resignation, removal,
Dellwood, Minnesota 55110 (60)                disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Richard K. Riederer,            Director      Term expiring earlier of death,
741 Chestnut Road,                            resignation, removal,
Sewickley, Pennsylvania 15143                 disqualification, or successor
(57)                                          duly elected and qualified.
                                              Director of FAIP since August
                                              2001

Joseph D. Strauss,              Director      Term expiring earlier of death,
8525 Edinbrook Crossing,                      resignation, removal,
Suite 5, Brooklyn Park,                       disqualification, or successor
Minnesota 55443 (61)                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                           NUMBER OF                    OTHER
                                                                           PORTFOLIOS IN FUND           DIRECTORSHIPS
                                PRINCIPAL OCCUPATION(S)                    COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE          DURING PAST 5 YEARS                        BY DIRECTOR                  BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               Retired Chief Executive Officer, Okabena   First American Funds         None
5140 Norwest Center,            Company, a private family financial        Complex: fifteen Registered
Minneapolis, Minnesota 55402    services office; Chairman, Okabena         Investment Companies,
(59)                            Company Board (1989-present); Chief        including seventy three
                                Executive Officer, Okabena Company         portfolios
                                (1993-June 2001)

Roger A. Gibson,                Vice President, Cargo - United Airlines,   First American Funds         None
1020 15th Street, Suite 41A,    since July 2001; Vice President, North     Complex: fifteen Registered
Denver, Colorado 80202 (55)     America-Mountain Region for United         Investment Companies,
                                Airlines (1995-2001)                       including seventy three
                                                                           portfolios

Andrew M. Hunter III,           Chairman, Hunter, Keith Industries, a      First American Funds         None
537 Harrington Road,            diversified manufacturing and services     Complex: fifteen Registered
Wayzata, Minnesota 55391 (54)   management company, since 1975             Investment Companies,
                                                                           including seventy three
                                                                           portfolios

Leonard W. Kedrowski,           Owner, Executive and Management            First American Funds         None
16 Dellwood Avenue,             Consulting, Inc., a management             Complex: fifteen Registered
Dellwood, Minnesota 55110 (60)  consulting firm, since 1992; Chief         Investment Companies,
                                Executive Officer, Creative Promotions     including seventy three
                                International, LLC, a promotional award    portfolios
                                programs and products company, since
                                1999; Board member, GC McGuiggan
                                Corporation (dba Smyth Companies),
                                manufacturer of designer doors; acted
                                as CEO of Graphics Unlimited from
                                1996-1998

Richard K. Riederer,            Retired; President and Chief Executive     First American Funds         None
741 Chestnut Road,              Officer, Weirton Steel (1995-2001);        Complex: fifteen Registered
Sewickley, Pennsylvania 15143   Director, Weirton Steel (1993-2001);       Investment Companies,
(57)                            Executive Vice President and Chief         including seventy three
                                Financial Officer, Weirton Steel,          portfolios
                                (1994-1995); Vice President of Finance
                                and Chief Financial Officer, Weirton
                                Steel (1989-1994)

Joseph D. Strauss,              Chairman of FAF's and FAIF's Boards        First American Funds         None
8525 Edinbrook Crossing,        from 1993 to September 1997 and of         Complex: fifteen Registered
Suite 5, Brooklyn Park,         FASF's Board from June 1996 to             Investment Companies,
Minnesota 55443 (61)            September 1997; President of FAF and       including seventy three
                                FAIF from June 1989 to November            portfolios
                                1989; Owner and Executive Officer,
                                Excensus TM LLC, a consulting firm,
                                since 2001; Owner and President,
                                Strauss Management Company, since
                                1993; Owner, Chairman and Chief
                                Executive Officer, Community Resource
                                Partnerships, Inc., a strategic planning,
                                operations management, government
                                relations, transportation planning and
                                public relations organization, since
                                1993; attorney at law
---------------------------------------------------------------------------------------------------------------------

                 FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001      17)

NOTICE TO SHAREHOLDERS December 31, 2001


                                 POSITION(S)   TERM OF OFFICE
                                 HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
Virginia L. Stringer,            Chair;        Chair Term three years.
712 Linwood Avenue,              Director      Directors Term expiring earlier
St. Paul, Minnesota 55105 (57)                 of death, resignation, removal,
                                               disqualification, or successor
                                               duly elected and qualified. Chair
                                               of FAIP's Board since 1999;
                                               Director of FAIP since August
                                               1999

James M. Wade,                   Director      Term expiring earlier of death,
2802 Wind Bluff Circle,                        resignation, removal,
Wilmington, North Carolina                     disqualification, or successor
28409 (58)                                     duly elected and qualified.
                                               Director of FAIP since August
                                               2001

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Director      Term expiring earlier of death,
800 Nicollet Mall, Minneapolis,                resignation, removal,
Minnesota 55402 (60) *                         disqualification, or successor
                                               duly elected and qualified.
                                               Director of FAIP since August
                                               1999
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,            Owner and President, Strategic                First American Funds         None
712 Linwood Avenue,              Management Resources, Inc., since             Complex: fifteen Registered
St. Paul, Minnesota 55105 (57)   1993; Executive Consultant for State          Investment Companies,
                                 Farm Insurance Company since 1997;            including seventy three
                                 formerly President and Director, The          portfolios
                                 Inventure Group, a management
                                 consulting and training company;
                                 President, Scott's, Inc., a transportation
                                 company, and Vice President of Human
                                 Resources, The Pillsbury Company

James M. Wade,                   Owner and President, Jim Wade Homes,          First American Funds         None
2802 Wind Bluff Circle,          a homebuilding company, since 1999;           Complex: fifteen Registered
Wilmington, North Carolina       Vice President and Chief Financial            Investment Companies,
28409 (58)                       Officer, Johnson Controls, Inc., a            including seventy three
                                 controls manufacturing company                portfolios
                                 (1987-1991)

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Chairman and Chief Investment Officer,        First American Funds         None
800 Nicollet Mall, Minneapolis,  First American Asset Management and           Complex: fifteen Registered
Minnesota 55402 (60) *           U.S. Bank Trust, N.A., and Executive          Investment Companies,
                                 Vice President, U.S. Bancorp                  including seventy three
                                 (1991-1999); Executive Vice President,        portfolios
                                 U.S. Bancorp since January 1999;
                                 Minnesota State Chairman -
                                 U.S. Bancorp since 2000
-------------------------------------------------------------------------------------------------------------------------

*Mr. Murphy is considered an "interested" Director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management and its predecessor, First American Asset Management, U.S. Bank Trust, National Association, and his ownership of securities issued by U.S. Bancorp.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND, or writing First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

                                 POSITION(S)   TERM OF OFFICE
                                 HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         President     Re-elected by the Board
U.S. Bancorp Asset                             annually; President of FAIP
Management, Inc., 800 Nicollet                 since February 2001
Mall, Minneapolis, Minnesota
55402 (39)*

Mark S. Jordahl,                 Vice          Re-elected by the Board
U.S. Bancorp Asset               President -   annually; Vice President -
Management, Inc.                 Investments   Investments of FAIP since
800 Nicollet Mall, Minneapolis,                September 2001
Minnesota 55402 (41)*
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         Chief Executive Officer of U.S. Bancorp       NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since May
Management, Inc., 800 Nicollet   2001; Chief Executive Officer of
Mall, Minneapolis, Minnesota     First American Asset Management from
55402 (39)*                      December 2000 through May 2001 and
                                 of Firstar Investment & Research
                                 Management Company from February
                                 2001 through May 2001; Senior
                                 Managing Director and Head of Equity
                                 Research of U.S. Bancorp Piper Jaffray
                                 through December 2000; Senior Airline
                                 Analyst and Director of Equity Research
                                 of Credit Suisse First Boston through
                                 1998

Mark S. Jordahl,                 Chief Investment Officer of U.S. Bancorp      NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since
Management, Inc.                 September 2001; President and Chief
800 Nicollet Mall, Minneapolis,  Investment Officer, ING Investment
Minnesota 55402 (41)*            Management - Americas (September
                                 2000 to present); Senior Vice President and
                                 Chief Investment Officer, ReliaStar Financial
                                 Corp. (January 1998 to September 2000);
                                 Executive Vice President and Managing Director,
                                 Washington Square Advisers (January 1996 to
                                 December 1997); Senior Vice President, Private
                                 Placements, Washington Square Capital, Inc.
                                 (January 1992 to January 1996)
-------------------------------------------------------------------------------------------------------------------------


18)      FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001


                                 POSITION(S)      TERM OF OFFICE
                                 HELD             AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND        TIME SERVED
--------------------------------------------------------------------------------
Peter O. Torvik,                 Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Marketing        Marketing of FAIP since
800 Nicollet Mall, Minneapolis,                   September 2000
Minnesota 55402 (47)*

Jeffery M. Wilson,               Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Administration   Administration of FAIP since
800 Nicollet Mall, Minneapolis,                   March 2000
Minnesota 55402 (45)*

Robert H. Nelson,                Treasurer        Re-elected by the Board
U.S. Bancorp Asset                                annually; Treasurer of FAIP
Management, Inc. 800 Nicollet                     since March 2000
Mall, Minneapolis, Minnesota
55402 (38)*

James L. Chosy,                  Secretary        Re-elected by the Board
U.S. Bancorp Asset                                annually; Secretary of FAIP
Management, Inc.                                  since February 2001
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary
Suite 1500, Minneapolis,                          of FAIP since March 2000;
Minnesota 55402 (56)                              Secretary of FAIP from
                                                  September 1999 through March
                                                  2000

James D. Alt,                    Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary
Suite 1500, Minneapolis,                          of FAIP since September 1999
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary
Suite 1500, Minneapolis,                          of FAIP since September 1999
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant        Re-elected by the Board
612 E. Michigan Street,          Secretary        annually; Assistant Secretary
Milwaukee, WI 53202 (34)*                         of FAIP since September 2001
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                             NUMBER OF            OTHER
                                                                             PORTFOLIOS IN FUND   DIRECTORSHIPS
                                    PRINCIPAL OCCUPATION(S)                  COMPLEX OVERSEEN     HELD
NAME, ADDRESS, AND AGE              DURING PAST 5 YEARS                      BY DIRECTOR          BY DIRECTOR
---------------------------------------------------------------------------------------------------------------
Peter O. Torvik,                    Executive Vice President of              NA                   NA
U.S. Bancorp Asset                  U.S. Bancorp Asset Management since
Management, Inc.                    May 2001; Executive Vice President of
800 Nicollet Mall, Minneapolis,     First American Asset Management from
Minnesota 55402 (47)*               February 2001 through May 2001;
                                    President and partner of DPG Group, a
                                    Florida-based partnership engaged in
                                    affinity marketing through 2000

Jeffery M. Wilson,                  Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset                  Asset Management since May 2001;
Management, Inc.                    Senior Vice President of First American
800 Nicollet Mall, Minneapolis,     Asset Management through May 2001
Minnesota 55402 (45)*

Robert H. Nelson,                   Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset                  Asset Management since May 2001;
Management, Inc. 800 Nicollet       Senior Vice President of First American
Mall, Minneapolis, Minnesota        Asset Management from 1998 through
55402 (38)*                         May 2001 and of Firstar Investment &
                                    Research Management Company from
                                    February 2001 through May 2001;
                                    Senior Vice President of Piper Capital
                                    Management Inc. through 1998

James L. Chosy,                     Associate General Counsel of             NA                   NA
U.S. Bancorp Asset                  U.S. Bancorp since 1996
Management, Inc.
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,                  Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,              Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (56)

James D. Alt,                       Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,              Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (50)

Kathleen L. Prudhomme,              Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,              Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (48)

Douglas G. Hess,                    Assistant Vice President, Fund           NA                   NA
612 E. Michigan Street,             Compliance Administrator, U.S. Bancorp
Milwaukee, WI 53202 (34)*           Fund Services, LLC (fka Firstar Mutual
                                    Fund Services, LLC) since March 1997
---------------------------------------------------------------------------------------------------------------

*Messrs. Schreier, Jordahl, Torvik, Wilson, Nelson and Chosy are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAIP. Mr. Hess is an officer of U.S. Bancorp Fund Services, LLC, which serves as Co-Administrator for FAIP.


                 FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001      19)

[LOGO] FIRST AMERICAN FUNDS(TM)


DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each portfolio.

For a prospectus containing more information on First American Insurance Portfolios, including investment policies, fees, and expenses, please contact your participating insurance company.


INVESTMENT ADVISOR AND ADMINISTRATOR
     U.S. BANCORP ASSET MANAGEMENT, INC.,
     A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     415 Walnut Street
     Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     1400 Pillsbury Center
     200 South Sixth Street
     Minneapolis, Minnesota 55402

FUND COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Minneapolis, Minnesota 55402


2019-02 2/2002

[LOGO] FIRST AMERICAN FUNDS(TM)                2001
                                               ANNUAL REPORT





                                    INSURANCE
                                   PORTFOLIOS

                             Small Cap Growth








"Integrity and firmness is all I can promise; these, be the voyage long or short, never shall forsake me."

     _George Washington

FIRST AMERICAN FUNDS

WE BELIEVE INVESTMENT SUCCESS IS DEVELOPED OVER A LIFETIME. THE APPROACH MUST BE STRATEGIC AND GOAL-ORIENTED. THE PORTFOLIO MUST HAVE DEPTH AND BREADTH. AND THE INDIVIDUAL INVESTMENTS SHOULD DELIVER ABOVE MARKET PERFORMANCE OVER A SUSTAINED PERIOD OF TIME.






TABLE OF CONTENTS

MESSAGE TO SHAREHOLDERS                  1
REPORT OF INDEPENDENT AUDITORS           5
STATEMENTS OF ASSETS AND LIABILITIES     6
STATEMENTS OF OPERATIONS                 7
STATEMENTS OF CHANGES IN NET ASSETS      8
FINANCIAL HIGHLIGHTS                     9
NOTES TO FINANCIAL STATEMENTS           10
SCHEDULE OF INVESTMENTS                 13
NOTICE TO SHAREHOLDERS                  15







--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS  February 15, 2002



     DEAR CONTRACT OWNERS:

     Speaking for the board of directors and the staff of U.S. Bancorp Asset Management, Inc., thank you for the ongoing opportunity you have given us to manage your investments. This has been a momentous year for First American Funds, as it has grown by combining funds with the Firstar Fund family. We believe this combination will provide significantly greater resources and capabilities that should prove beneficial to you.

     The past year is one that will leave its mark on all Americans due to a series of tumultuous and trying circumstances. Starting with a disputed Presidential election at the end of 2000, and followed by a slowing U.S. economy, a series of interest-rate cuts by the Federal Reserve, and the unprecedented terrorist action on September 11, the investment environment was like nothing we had ever witnessed. Like you, we will always remember those who lost their lives in the tragic terrorist attacks and the many citizens who sacrificed themselves in a heroic cause.

     Not surprisingly, this sequence of events resulted in market volatility. Bond markets generally benefited during this time, while equity markets underwent a fairly dramatic and sustained correction. A market environment such as this can be extremely challenging, and we are reminded that from time to time unusual events can create trying times for investors. This is when a focus on maintaining a disciplined, diversified approach is so important in helping you achieve your long-term objectives.

     This report provides you with details of investment results, fund holdings, financial statements, and notes relating to fund operations for the fiscal year ended December 31, 2001. Please review this information at your convenience.

     We thank you for putting your trust in the investment management of First American Funds. We are committed to helping you achieve your investment goals.


     Sincerely,

     /s/ Virginia L. Stringer                     /s/ Mark Jordahl


     VIRGINIA L. STRINGER                         MARK JORDAHL

     Chairperson of the Board                     Chief Investment Officer
     First American Insurance Portfolios, Inc.    U.S. Bancorp Asset Management,
                                                  Inc.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     1)

SMALL CAP GROWTH

INVESTMENT OBJECTIVE: GROWTH OF CAPITAL



Growth stocks were out of favor throughout the fiscal year ended December 31, 2001. Facing that challenge, the First American Small Cap Growth Portfolio declined 16.50% from its inception on January 4, 2001, through the end of the year. This compares to the portfolio's benchmark, the Russell 2000 Growth Index, which was down 9.23% for the 12-month period ended December 31, 2001*.

The portfolio operated in an environment of a slowing U.S. economy throughout most of the year. This took a particularly heavy toll on growth-oriented stocks, which are dependent on the profits of underlying companies to generate higher share value. With business spending on the decline, especially in the technology sector, many of the companies in this part of the market had a difficult time meeting profit growth expectations. As a result, stock prices tumbled.

The severe bear market for technology issues forced the portfolio to invest in other types of stocks in order to generate growth. Early in the fiscal year, energy stocks fared well, as high demand and shrinking supply boosted those companies. However, the slowing economy took its toll as a sluggish business environment reduced demand, eventually driving energy prices lower and hurting the profitability of many companies. Similar to patterns during the year of other sectors, energy stocks reversed course late in the year to contribute to performance.

A heavy weighting in financial services stocks benefited the portfolio while technology stocks struggled for the majority of 2001. However, in the last few months, technology rallied despite fundamentals that were nearing their lowest point. The portfolio was underweight in technology at the time but aggressively increased holdings to benefit from the continued surge in performance.

Following the tragic events on September 11, the portfolio was positioned somewhat defensively with a focus on fundamentals, an overweight position in health care, and an underweight position in technology. This defensive posture actually hurt performance as the market shrugged off current conditions in anticipation of a strong economic recovery. The smallest companies, with low prices and very little, if any, earnings, led the rebound along with technology and cyclical stocks.

The outlook for 2002 is positive. The Federal Reserve and the U.S. government have added fiscal stimulus to the economy, which will likely pave the way for economic recovery. Small caps have led the way out of the past five recessions and valuations of small caps relative to large caps remain attractive. In addition, world demand for U.S. products should recover in the future, adding to the long-term growth prospects for a number of smaller companies. While volatility is likely to continue, small-cap growth stocks should be well-positioned to benefit from an economic recovery, creating an opportune time to own small-cap stocks.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                                SINCE INCEPTION(4)
                                                --------------------------------
                                                  1/4/2001         9/28/2001
--------------------------------------------------------------------------------
Class IA                                           -16.50%                --
--------------------------------------------------------------------------------
Class IB                                                --            18.44%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(3)                       -16.03%            26.16%
--------------------------------------------------------------------------------

* UNLIKE INVESTMENT PORFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES, TRANSACTION COSTS, OR CASH FLOW EFFECTS.


(2     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SMALL CAP GROWTH


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

                  FIRST AMERICAN
                    SMALL CAP
                 GROWTH PORTFOLIO,         RUSSELL 2000
                     CLASS IA             GROWTH INDEX(3)
                -----------------------------------------

01/2001               10,000                  10,000
03/2001                8,880                   7,845
06/2001                9,850                   9,255
09/2001                7,050                   6,656
12/2001                8,350                   8,397

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater volatility than stocks of larger companies and they may be expected to do so in the future.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is comprised of the smallest 2,000 companies in the Russell 3000 index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 large U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the Small Cap Growth Portfolio IA and the Small Cap Growth Portfolio IB represents cumulative total return as the portfolios have been in operation less than one year.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     3)

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS



    The Board of Directors and Shareholders
    First American Insurance Portfolios, Inc.

    We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Small Cap Growth Portfolio (one of the portfolios constituting the First American Insurance Portfolios, Inc.) (the "Portfolio"), as of December 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Cap Growth Portfolio of the First American Insurance Portfolios, Inc. as of December 31, 2001, and the results of its operations, changes in its net assets and its financial highlights for the period indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP

    Minneapolis, Minnesota
    February 1, 2002


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     5)

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2001


                                                                       SMALL CAP GROWTH
                                                                              PORTFOLIO
-----------------------------------------------------------------------     -----------
ASSETS:
Investments in securities, at value (cost $948,460)                         $ 1,034,067
Dividends and interest receivable                                                   199
Capital shares sold                                                               5,247
Receivable for investment securities sold                                        45,278
Receivable from advisor                                                           9,668
-----------------------------------------------------------------------     -----------
TOTAL ASSETS                                                                  1,094,459
=======================================================================     ===========
LIABILITIES:
Bank overdraft                                                                    4,204
Payable for investment securities purchased                                       8,292
Capital shares redeemed                                                             846
Payable to affiliates                                                             6,494
Accrued expenses and other liabilities                                              469
-----------------------------------------------------------------------     -----------
TOTAL LIABILITIES                                                                20,305
=======================================================================     ===========
NET ASSETS                                                                  $ 1,074,154
=======================================================================     ===========
COMPOSITION OF NET ASSETS:
Portfolio capital                                                           $ 1,248,638
Accumulated net realized loss on investments                                   (260,091)
Net unrealized appreciation of investments                                       85,607
-----------------------------------------------------------------------     -----------
NET ASSETS                                                                  $ 1,074,154
=======================================================================     ===========
CLASS IA:
Net assets                                                                  $ 1,039,603
Shares issued and outstanding (unlimited number of shares authorized)           124,468
Net asset value, offering price, and redemption price per share             $      8.35

CLASS IB:
Net assets                                                                  $    34,551
Shares issued and outstanding (unlimited number of shares authorized)             4,138
Net asset value, offering price, and redemption price per share             $      8.35
=======================================================================     ===========


See accompanying Notes to Financial Statements.

(6     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

STATEMENTS OF OPERATIONS For the period from January 4, 2001 (commencement of operations) to December 31, 2001

                                                                      SMALL CAP GROWTH
                                                                             PORTFOLIO
----------------------------------------------------------------------     -----------
INVESTMENT INCOME:
Interest                                                                   $     3,423
Dividends                                                                        1,345
----------------------------------------------------------------------     -----------
TOTAL INVESTMENT INCOME                                                          4,768
======================================================================     ===========
EXPENSES:
Investment advisory fees                                                         6,778
Administrator and fund accounting fees                                          19,369
Transfer agent fees and expenses                                                30,631
Custodian fees                                                                     264
Directors' fees                                                                    695
Professional fees                                                                4,960
Distribution fees - Class IB                                                         2
Printing                                                                         8,486
Other                                                                               98
----------------------------------------------------------------------     -----------
TOTAL EXPENSES                                                                  71,283
======================================================================     ===========
Less: Investment advisory fee waiver                                            (6,778)
Less: Expense reimbursement                                                    (55,620)
----------------------------------------------------------------------     -----------
TOTAL NET EXPENSES                                                               8,885
======================================================================     ===========
Investment loss - net                                                           (4,117)
----------------------------------------------------------------------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
INVESTMENTS - NET:
Net realized loss on investments                                              (260,091)
Net change in unrealized appreciation or depreciation of investments            85,607
----------------------------------------------------------------------     -----------
NET LOSS ON INVESTMENTS                                                       (174,484)
======================================================================     ===========
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $  (178,601)
======================================================================     ===========


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     7)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SMALL CAP GROWTH
                                                                             PORTFOLIO
----------------------------------------------------------------------     -----------
                                                                              1/4/01(a)
                                                                                    to
                                                                              12/31/01
----------------------------------------------------------------------     -----------
OPERATIONS:
Investment loss - net                                                      $    (4,117)
Net realized loss on investments                                              (260,091)
Net change in unrealized appreciation or depreciation of investments            85,607
----------------------------------------------------------------------     -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          (178,601)
======================================================================     ===========
CAPITAL SHARE TRANSACTIONS:
Class IA(b):
  Proceeds from sales                                                        1,253,010
  Payments for redemptions                                                     (34,406)
----------------------------------------------------------------------     -----------
Increase in net assets from Class IA transactions                            1,218,604
----------------------------------------------------------------------     -----------
Class IB(c):
  Proceeds from sales                                                           34,154
  Payments for redemptions                                                          (3)
----------------------------------------------------------------------     -----------
Increase in net assets from Class IB transactions                               34,151
----------------------------------------------------------------------     -----------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                       1,252,755
======================================================================     ===========
TOTAL INCREASE IN NET ASSETS                                                 1,074,154
======================================================================     ===========
Net assets at beginning of period                                                   --
----------------------------------------------------------------------     -----------
NET ASSETS AT END OF PERIOD                                                $ 1,074,154
======================================================================     ===========
ACCUMULATED NET INVESTMENT INCOME (LOSS)                                   $        --
======================================================================     ===========
SHARE TRANSACTIONS:
Class IA(b):
  Shares issued                                                                128,421
  Shares redeemed                                                               (3,953)
----------------------------------------------------------------------     -----------
TOTAL CLASS IA TRANSACTIONS                                                    124,468
======================================================================     ===========
Class IB(c):
  Shares issued                                                                  4,138
----------------------------------------------------------------------     -----------
TOTAL CLASS IB TRANSACTIONS                                                      4,138
======================================================================     ===========
NET INCREASE IN CAPITAL SHARES                                                 128,606
======================================================================     ===========

(a) Commencement of operations.
(b) Effective May 1, 2001 the existing shares of the Small Cap Growth Portfolio were renamed Class IA.
(c) Class IB commenced operations on September 28, 2001 for the Small Cap Growth Portfolio.


See accompanying Notes to Financial Statements.

(8     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended December 31, unless otherwise indicated.

                                                                                     SMALL CAP
                                                                              GROWTH PORTFOLIO
--------------------------------------------------------------    ----------------------------
                                                                  CLASS IA(a)         CLASS IB
--------------------------------------------------------------    -----------      -----------
                                                                      2001(b)          2001(c)
--------------------------------------------------------------    -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     10.00      $      7.05
==============================================================    ===========      ===========
INVESTMENT OPERATIONS:
Net investment loss                                                     (0.03)              --
Net realized and unrealized gain (loss) on investments                  (1.62)            1.30
--------------------------------------------------------------    -----------      -----------
Total from investment operations                                        (1.65)            1.30
--------------------------------------------------------------    -----------      -----------
NET ASSET VALUE, END OF PERIOD                                    $      8.35      $      8.35
==============================================================    ===========      ===========
Total return                                                           (16.50)%          18.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                   $     1,040      $        35
Ratio of expenses to average net assets                                  0.90%            1.15%
Ratio of net investment loss to average net assets                      (0.42)%          (0.90)%
Ratio of expenses to average net assets, excluding waivers
 and reimbursements(d)                                                   7.29%            3.77%
Ratio of net investment loss to average net assets, excluding
 waivers and reimbursements(d)                                          (6.81)%          (3.52)%
Portfolio turnover rate                                                   283%             283%
==============================================================    ===========      ===========

(a) Effective May 1, 2001, the existing shares were renamed Class IA.
(b) Portfolio commenced operations on January 4, 2001. All ratios for the period have been annualized, except total return.
(c) Class IB shares have been offered since September 28, 2001. All ratios for the period have been annualized, except total return.
(d) During the period certain fees were voluntarily reimbursed or waived. If such voluntary reimbursements and fee waivers had not occurred, the ratios would have been as indicated.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     9)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

1 >  ORGANIZATION

     First American Insurance Portfolios, Inc. (FAIP) is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended. FAIP was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in seven series (individually Portfolio, collectively Portfolios). The information presented in these financial statements pertains to the Small Cap Growth Portfolio. Each series represents a separate investment portfolio with its own investment objectives and policies. The Small Cap Growth Portfolio is a diversified open-end management investment company.

     FAIP offers Class IA and IB shares. Class IA and Class IB shares are identical in all respects, except that Class IB shares are subject to a 0.25% distribution fee charged pursuant to a Rule 12b-1 plan, which has been adopted in accordance with Rule 12b-1 or the Investment Company Act of 1940, as amended.

     Shares of the Portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or variable life insurance policies. The Portfolios' prospectus provides additional descriptions of each Portfolio's investment objectives, policies and strategies.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Portfolios are as follows:

     SECURITY VALUATION - Security valuations for FAIP portfolio investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Portfolios record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends from the Portfolios' net investment income and distributions from the Portfolios' net realized capital gains, if any, are declared and distributed at least annually.

     FEDERAL TAXES - Each Portfolio is treated as a separate taxable entity. Each Portfolio intends to fulfill the requirements of Subchapter M and to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for Federal income taxes is required. Dividends and distributions to shareholders are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

     Net investment income and net realized gains (losses) and the basis of investments in securities may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. To the extent these


(10     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     On the statements of assets and liabilities the following adjustments were made for permanent tax adjustments (000):

                                ACCUMULATED     UNDISTRIBUTED
                               NET REALIZED    NET INVESTMENT
                                GAIN (LOSS)            INCOME    PAID IN CAPITAL
     ---------------------------------------------------------------------------
     Small Cap Growth Portfolio       $  --            $4,117           $(4,117)
     ---------------------------------------------------------------------------

     At December 31, 2001, the following Portfolio has capital loss carryforwards available to offset future capital gains, if any, that expire as shown:

                                                                      EXPIRATION
                                                AMOUNT                      DATE
     ---------------------------------------------------------------------------
     Small Cap Growth Portfolio                $81,461                      2009
     ---------------------------------------------------------------------------

     The Portfolios incurred losses for tax purposes from November 1, 2001 to December 31, 2001. As permitted by tax regulations, the Portfolios intend to elect to defer these post-October losses and treat these losses as arising in fiscal year ending December 31, 2002. The following Portfolio had deferred losses:

                                                                          AMOUNT
     ---------------------------------------------------------------------------
     Small Cap Growth Portfolio                                         $169,310
     ---------------------------------------------------------------------------

     Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the Portfolios from net investment income and distributions, if any, of net realized capital gains will be taxable to the participating insurance company.

     EXPENSES - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative average net assets or some other appropriate basis. Class specific expenses, such as the 12b-1 fees, are borne by that Class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective Class on the basis of the relative net assets each day.

     USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITIES LENDING - In order to generate additional income, a Portfolio may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Portfolio's policy is to maintain collateral in the form of cash, U.S. Government or U.S. Government agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral equal to at least 100% of the value of securities loaned. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. The collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthiness under guidelines established by the Board of Directors and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     U.S. Bank National Association (U.S. Bank) acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Portfolios. As of December 31, 2001, the Small Cap Growth Portfolio had no securities on loan.


3 >  FEES AND EXPENSES

     ADVISOR FEES - On May 2, 2001, First American Asset Management (FAAM), a division of U.S. Bank, and Firstar Investment Research & Management Company LLC (FIRMCO) combined advisory operations to form U.S. Bancorp Piper Jaffray Asset Management, Inc. (the Advisor). On December 10, 2001, the name of the Advisor was changed to U.S. Bancorp Asset Management, Inc. The investment advisory fees paid by each Portfolio did not change as a result of the combination. Pursuant to an investment advisory agreement (the Agreement), the Advisor manages each Portfolio's assets and furnishes related office


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     11)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     facilities, equipment, research and personnel. The Agreement requires each Portfolio to pay the Advisor a monthly fee based upon average daily net assets. The annual fee for the Small Cap Growth Portfolio is as follows:

                                                                    ADVISORY FEE
     ---------------------------------------------------------------------------
     Small Cap Growth Portfolio                                         0.70%
     ---------------------------------------------------------------------------

     The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Portfolio from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Portfolios from time to time, at its discretion, while retaining the ability to be reimbursed by the Portfolios for such amounts prior to the end of the fiscal year.

     ADMINISTRATION FEES - On October 1, 2001, U.S. Bancorp Asset Management, Inc., and U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, (collectively the Administrators) began serving as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Portfolios. The Administrators will provide administration services to the Portfolios and serve as the Portfolios' Administrator. The Administrators are each subsidiaries of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators are compensated to provide, or, compensate other entities to provide services to the Portfolios. These services include: various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Portfolios pay the Administrators at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.25% of the average daily net assets up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. Each Portfolio is subject to a $50,000 minimum charge per year. In addition, the Portfolios pay the Administrators annual fees of $18,500 per class for transfer agent services.

     Prior to October 1, 2001, U.S. Bank served as the sole administrator for the Portfolios. The Portfolios paid U.S. Bank at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.12% of the average daily net assets up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $8 billion. Each Portfolio was subject to a $50,000 minimum charge per year. In addition, the Portfolios paid U.S. Bank annual fees of $18,500 per class for transfer agent services.

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the custodian (the Custodian). The fee for each Portfolio is equal to an annual rate of 0.03% (0.10% in the case of the International Portfolio) of such Portfolio's average daily net assets. All fees are computed daily and paid monthly. In addition, the International Portfolio pays any sub-custodian fees. The Custodian is also reimbursed for any out-of-pocket expenses incurred while providing services to the Portfolios.

     DISTRIBUTION FEES - Quasar Distributors, LLC (Quasar), an affiliate of U.S. Bancorp, serves as distributor of the Portfolios. Under the distribution plan, each of the Portfolios pay Quasar a monthly distribution fee equal to an annual rate of 0.25% of the average daily net assets of the Portfolio's Class IB shares. Distribution fees may be used by Quasar to provide compensation for sales support and distribution activities. No distribution fees are paid by Class IA shares.

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Portfolio is responsible for paying most other operating expenses including fees and expenses of outside directors, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.


4 >  INVESTMENT SECURITY TRANSACTIONS

     During the year ended December 31, 2001, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                                              INVESTMENT
                                                              SECURITIES
     ---------------------------------------------------------------------------
                                                       PURCHASES        SALES
                                                     ---------------------------
     Small Cap Growth Portfolio                       $3,641,990      $2,559,386
     ---------------------------------------------------------------------------


(12     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SCHEDULE OF INVESTMENTS December 31, 2001


SMALL CAP GROWTH PORTFOLIO

SHARES                SECURITY DESCRIPTION                      VALUE
-----------------------------------------------------------------------
 (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS) COMMON STOCKS - 84.6%
             CONSUMER DISCRETIONARY - 12.2%
   200       Action Performance Companies*                     $  6,122
   150       Alliance Gaming*                                     4,408
   200       Ameristar Casinos*                                   5,010
    50       AnnTaylor Stores*                                    1,750
   300       Aztar*                                               5,490
   500       Buca*                                                8,105
   100       The Cheesecake Factory*                              3,477
   150       The Children's Place Retail Stores*                  4,072
    50       Christopher & Banks*                                 1,713
   200       Direct Focus*                                        6,240
   100       Electronics Boutique Holdings*                       3,994
   180       Freds, Cl A                                          7,373
   500       Gymboree*                                            5,965
   100       Harman International Industries                      4,510
   150       Hot Topic*                                           4,708
   150       Insight Communications Company*                      3,624
   100       Michaels Stores*                                     3,295
   100       P.F. Chang's China Bistro*                           4,730
   250       Reebok International*                                6,625
   200       Ruby Tuesday                                         4,126
    50       Scholastic*                                          2,517
   350       Six Flags                                            5,383
   150       Sonic Automotive*                                    3,516
   850       Spanish Broadcasting System*                         8,407
   100       Too*                                                 2,750
   300       United Rentals*                                      6,810
   450       West Marine*                                         6,611
                                                               --------
                                                                131,331
                                                               --------
             CONSUMER STAPLES - 1.4%
   250       Duane Reade*                                         7,587
   100       Performance Food Group*                              3,517
   400       Suprema Specialties*                                 4,000
                                                               --------
                                                                 15,104
                                                               --------
             ENERGY - 5.5%
   250       Cal Dive International*                              6,170
   200       Dril-Quip*                                           4,820
   150       Evergreen Resources*                                 5,792
   600       Global Industries*                                   5,340
 1,750       Grey Wolf*                                           5,198
   800       Key Energy Services*                                 7,360
   250       Lone Star Technologies*                              4,400
   800       Newpark Resources*                                   6,320
   150       Spinnaker Exploration*                               6,174
   200       Universal Compression Holdings*                      5,898
   100       W-H Energy Services*                                 1,905
                                                               --------
                                                                 59,377
                                                               --------
             FINANCIALS - 4.6%
   100       Affiliated Managers Group*                           7,048
   200       Brown & Brown                                        5,460
   100       Cullen/Frost Bankers                                 3,088
   250       Doral Financial                                      7,802
   100       East West Bancorp                                    2,575
   150       Greater Bay Bancorp                                  4,287
   150       IndyMac Bancorp*                                     3,507
   200       New York Community Bancorp                           4,574
   200       Southwest Bancorp of Texas*                          6,054
   150       UCBH Holdings                                        4,266
                                                               --------
                                                                 48,661
                                                               --------

SHARES                SECURITY DESCRIPTION                      VALUE
-----------------------------------------------------------------------
             HEALTH CARE - 18.1%
   250       Alexion Pharmaceuticals*                          $  6,110
   150       American Pharmaceutical Partners*                    3,120
   100       Angiotech Pharmaceuticals*                           5,572
   200       ArthroCare*                                          3,586
   300       BioMarin Pharmaceutical*                             4,032
   250       Charles River Laboratories*                          8,370
   250       Cholestech*                                          4,952
   100       Cooper Companies                                     4,998
   150       Cubist Pharmaceuticals*                              5,394
   150       CuraGen*                                             3,355
   250       DaVita*                                              6,112
   100       Diagnostic Products                                  4,395
   200       Emisphere Technologies*                              6,382
   350       Endocare*                                            6,276
   200       First Horizon Pharmaceutical*                        5,878
   300       Genecor International*                               4,788
   200       ILEX Oncology*                                       5,408
   350       ImmunoGen*                                           5,803
   300       Immunomedics*                                        6,078
    50       InterMune*                                           2,463
   200       Kensey Nash*                                         3,600
   150       MAXIMUS*                                             6,309
   350       Medarex*                                             6,286
   150       NPS Pharmaceuticals*                                 5,745
   200       Ocular Sciences*                                     4,660
   200       OraSure Technologies*                                2,430
   300       Priority Healthcare, Cl B*                          10,557
   150       Respironics*                                         5,196
   350       SangStat Medical*                                    6,874
   550       Tanox*                                              10,176
   150       Taro Pharmaceutical Industries*                      5,993
   200       Techne*                                              7,370
   400       Thoratec*                                            6,800
   900       XOMA*                                                8,865
                                                               --------
                                                                193,933
                                                               --------
             INDUSTRIALS - 17.7%
   150       Administaff*                                         4,111
   300       Aeroflex*                                            5,679
   150       Alliant Techsystems*                                11,580
   200       Arkansas Best*                                       5,764
   400       Armor Holdings*                                     10,796
    50       Career Education*                                    1,714
   150       Corporate Executive Board*                           5,505
   250       Dal-Tile International*                              5,813
   300       DiamondCluster International, Cl A*                  3,930
   300       EDO                                                  7,935
   150       Education Management*                                5,437
   200       Elcor                                                5,558
   300       Flowserve*                                           7,983
   100       Forward Air*                                         3,392
   150       Frontier Airlines*                                   2,550
   500       Headwaters*                                          5,730
   250       Herley Industries*                                   4,250
   200       Insituform Technologies, Cl A*                       5,116
   350       Joy Global*                                          5,880
   100       Learning Tree International*                         2,790
   500       MCSi*                                               11,725
   100       Oshkosh Truck                                        4,875
   650       Pemstar*                                             7,800
   800       The Profit Recovery Group International*             6,520
   200       Stericycle*                                         12,176
   550       SureBeam*                                            5,759


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     13)

SCHEDULE OF INVESTMENTS December 31, 2001


SMALL CAP GROWTH PORTFOLIO (CONCLUDED)

SHARES                SECURITY DESCRIPTION                      VALUE
-----------------------------------------------------------------------
    250       Swift Transportation Co.*                      $    5,377
    300       Sylvan Learning Systems*                            6,621
    250       Tetra Tech*                                         4,978
    200       United Defense Industries*                          4,210
    650       Valence Technology*                                 2,190
     50       Waste Connections*                                  1,549
    200       Yellow*                                             5,020
                                                             ----------
                                                                190,313
                                                             ----------
              INFORMATION TECHNOLOGY - 22.9%
    400       Actuate*                                            2,108
    600       Acxiom*                                            10,482
    250       Alpha Industries*                                   5,450
    250       Aspen Technology*                                   4,200
    450       BAM! Entertainment*                                 3,740
     16       CACI International, Cl A*                             632
    200       CIBER*                                              1,892
    200       Computer Network Technology*                        3,558
    150       DSP Group*                                          3,489
    150       Digital Insight*                                    3,354
    550       E.piphany*                                          4,791
    450       Entrust*                                            4,585
    250       F5 Networks*                                        5,385
    606       GlobespanVirata*                                    7,848
    150       HNC Software*                                       3,090
    550       I-many*                                             5,308
    100       InFocus *                                           2,202
    450       Informatica*                                        6,530
    150       The InterCept Group*                                6,135
    201       Intermagnetics General*                             5,206
    450       Interwoven*                                         4,383
    250       Kopin*                                              3,500
    600       Lantronix*                                          3,792
    300       LogicVision*                                        3,825
    450       MatrixOne*                                          5,846
    200       Maxygen*                                            3,514
     50       Microsemi*                                          1,505
    550       Microtune*                                         12,903
    250       Monolithic System Technology*                       5,150
    100       NetIQ*                                              3,526
    200       NetScreen Technologies*                             4,426
    250       Newport                                             4,820
    450       Nuance Communications*                              4,095
    200       O2Micro International*                              4,810
    150       OSI Systems*                                        2,736
    350       Oak Technology*                                     4,812
    300       Perot Systems, Cl A*                                6,126
    100       Photronics*                                         3,135
    150       Plantronics*                                        3,846
    200       Power Integrations*                                 4,568
    300       Powerwave Technologies*                             5,184
    100       RADVision*                                            759
    400       S1*                                                 6,472
    250       Silicon Storage Technology*                         2,410
    150       SmartForce PLC, ADR*                                3,712
    150       SpeechWorks International*                          1,687
    150       Stellent*                                           4,434
    750       StorageNetworks*                                    4,635
    650       Stratos Lightwave*                                  3,998
    100       THQ*                                                4,847
    100       Tier Technologies*                                  2,156
    300       Titan*                                              7,485
    250       TriQuint Semiconductor*                             3,065
    100       Varian Semiconductor Equipment*                     3,459

SHARES                SECURITY DESCRIPTION                     VALUE
-----------------------------------------------------------------------
    350       Vastera*                                       $    5,814
    300       Visionics*                                          4,329
                                                             ----------
                                                                245,749
                                                             ----------
              MATERIALS - 0.7%
    100       Cambrex                                             4,360
     50       OM Group                                            3,310
                                                             ----------
                                                                  7,670
                                                             ----------
              TELECOMMUNICATION SERVICES - 1.5%
    150       AO VimpelCom*                                       3,907
    150       Airgate PCS*                                        6,833
    250       Leap Wireless International*                        5,242
                                                             ----------
                                                                 15,982
                                                             ----------
TOTAL COMMON STOCKS (COST $822,513)                             908,120
                                                             ----------
RELATED PARTY MONEY MARKET FUND - 11.7%
125,947       First American Prime Obligations Fund
              (Cost $125,947)(a)                                125,947
                                                             ----------
TOTAL INVESTMENTS IN SECURITIES - 96.3% (COST $948,460)(b)   $1,034,067
                                                             ----------

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this portfolio. See also Notes to Financial Statements.

(b) On December 31, 2001, the cost of investments for federal income tax purposes was $987,041. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:

     Gross unrealized appreciation      $  75,715
     Gross unrealized depreciation        (28,689)
                                        ---------
     Net unrealized appreciation        $ 987,041
                                        ---------

*Non-income producing security

ADR  American Depositary Receipt
Cl   Class
PLC  Public Limited Company


See accompanying Notes to Financial Statements.

(14     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001


     SHAREHOLDER MEETINGS

     At a special meeting of shareholders of the First American Insurance Portfolios (FAIP), held on August 31, 2001, shareholders approved the following proposals:

     (1) The shareholders of all of the Portfolios, voting together as a class, approved a proposal to elect the following individuals to the Board of Directors of FAIP:

                                          SHARES VOTED FOR       SHARES WITHHELD
     ---------------------------------------------------------------------------
     Robert J. Dayton                         1,806,476               95,712
     Andrew S. Duff                           1,856,220               45,968
     Roger A. Gibson                          1,856,220               45,968
     Andrew M. Hunter III                     1,856,220               45,968
     Leonard W. Kedrowski                     1,806,476               95,712
     John M. Murphy, Jr.                      1,856,220               45,968
     Richard K. Riederer                      1,856,220               45,968
     Joseph D. Strauss                        1,806,476               95,712
     Virginia L. Stringer                     1,856,220               45,968
     James M. Wade                            1,856,220               45,968
     ---------------------------------------------------------------------------

     (2) The shareholders of all of the Portfolios, voting together as a class, voted to ratify the selection of Ernst & Young LLP as the independent public accountants for FAIP. The following votes were cast regarding this proposal:

                                                           SHARES        SHARES
                                     SHARES VOTED FOR     WITHHELD     ABSTAINED
     ---------------------------------------------------------------------------
                                            1,831,137      21,013        50,038
     ---------------------------------------------------------------------------


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     15)

NOTICE TO SHAREHOLDERS December 31, 2001


DIRECTORS AND OFFICERS OF THE FUND

                                POSITION(S)   TERM OF OFFICE
                                HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE          WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               Director      Term expiring earlier of death,
5140 Norwest Center,                          resignation, removal,
Minneapolis, Minnesota 55402                  disqualification, or successor
(59)                                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Roger A. Gibson,                Director      Term expiring earlier of death,
1020 15th Street, Suite 41A,                  resignation, removal,
Denver, Colorado 80202 (55)                   disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Andrew M. Hunter III,           Director      Term expiring earlier of death,
537 Harrington Road,                          resignation, removal,
Wayzata, Minnesota 55391 (54)                 disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Leonard W. Kedrowski,           Director      Term expiring earlier of death,
16 Dellwood Avenue,                           resignation, removal,
Dellwood, Minnesota 55110 (60)                disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Richard K. Riederer,            Director      Term expiring earlier of death,
741 Chestnut Road,                            resignation, removal,
Sewickley, Pennsylvania 15143                 disqualification, or successor
(57)                                          duly elected and qualified.
                                              Director of FAIP since August
                                              2001

Joseph D. Strauss,              Director      Term expiring earlier of death,
8525 Edinbrook Crossing,                      resignation, removal,
Suite 5, Brooklyn Park,                       disqualification, or successor
Minnesota 55443 (61)                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                           NUMBER OF                    OTHER
                                                                           PORTFOLIOS IN FUND           DIRECTORSHIPS
                                PRINCIPAL OCCUPATION(S)                    COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE          DURING PAST 5 YEARS                        BY DIRECTOR                  BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               Retired Chief Executive Officer, Okabena   First American Funds         None
5140 Norwest Center,            Company, a private family financial        Complex: fifteen Registered
Minneapolis, Minnesota 55402    services office; Chairman, Okabena         Investment Companies,
(59)                            Company Board (1989-present); Chief        including seventy three
                                Executive Officer, Okabena Company         portfolios
                                (1993-June 2001)

Roger A. Gibson,                Vice President, Cargo - United Airlines,   First American Funds         None
1020 15th Street, Suite 41A,    since July 2001; Vice President, North     Complex: fifteen Registered
Denver, Colorado 80202 (55)     America-Mountain Region for United         Investment Companies,
                                Airlines (1995-2001)                       including seventy three
                                                                           portfolios

Andrew M. Hunter III,           Chairman, Hunter, Keith Industries, a      First American Funds         None
537 Harrington Road,            diversified manufacturing and services     Complex: fifteen Registered
Wayzata, Minnesota 55391 (54)   management company, since 1975             Investment Companies,
                                                                           including seventy three
                                                                           portfolios

Leonard W. Kedrowski,           Owner, Executive and Management            First American Funds         None
16 Dellwood Avenue,             Consulting, Inc., a management             Complex: fifteen Registered
Dellwood, Minnesota 55110 (60)  consulting firm, since 1992; Chief         Investment Companies,
                                Executive Officer, Creative Promotions     including seventy three
                                International, LLC, a promotional award    portfolios
                                programs and products company, since
                                1999; Board member, GC McGuiggan
                                Corporation (dba Smyth Companies),
                                manufacturer of designer doors; acted
                                as CEO of Graphics Unlimited from
                                1996-1998

Richard K. Riederer,            Retired; President and Chief Executive     First American Funds         None
741 Chestnut Road,              Officer, Weirton Steel (1995-2001);        Complex: fifteen Registered
Sewickley, Pennsylvania 15143   Director, Weirton Steel (1993-2001);       Investment Companies,
(57)                            Executive Vice President and Chief         including seventy three
                                Financial Officer, Weirton Steel,          portfolios
                                (1994-1995); Vice President of Finance
                                and Chief Financial Officer, Weirton
                                Steel (1989-1994)

Joseph D. Strauss,              Chairman of FAF's and FAIF's Boards        First American Funds         None
8525 Edinbrook Crossing,        from 1993 to September 1997 and of         Complex: fifteen Registered
Suite 5, Brooklyn Park,         FASF's Board from June 1996 to             Investment Companies,
Minnesota 55443 (61)            September 1997; President of FAF and       including seventy three
                                FAIF from June 1989 to November            portfolios
                                1989; Owner and Executive Officer,
                                Excensus TM LLC, a consulting firm,
                                since 2001; Owner and President,
                                Strauss Management Company, since
                                1993; Owner, Chairman and Chief
                                Executive Officer, Community Resource
                                Partnerships, Inc., a strategic planning,
                                operations management, government
                                relations, transportation planning and
                                public relations organization, since
                                1993; attorney at law
---------------------------------------------------------------------------------------------------------------------


(16     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001


                                 POSITION(S)   TERM OF OFFICE
                                 HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
Virginia L. Stringer,            Chair;        Chair Term three years.
712 Linwood Avenue,              Director      Directors Term expiring earlier
St. Paul, Minnesota 55105 (57)                 of death, resignation, removal,
                                               disqualification, or successor
                                               duly elected and qualified. Chair
                                               of FAIP's Board since 1999;
                                               Director of FAIP since August
                                               1999

James M. Wade,                   Director      Term expiring earlier of death,
2802 Wind Bluff Circle,                        resignation, removal,
Wilmington, North Carolina                     disqualification, or successor
28409 (58)                                     duly elected and qualified.
                                               Director of FAIP since August
                                               2001

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Director      Term expiring earlier of death,
800 Nicollet Mall, Minneapolis,                resignation, removal,
Minnesota 55402 (60) *                         disqualification, or successor
                                               duly elected and qualified.
                                               Director of FAIP since August
                                               1999
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,            Owner and President, Strategic                First American Funds         None
712 Linwood Avenue,              Management Resources, Inc., since             Complex: fifteen Registered
St. Paul, Minnesota 55105 (57)   1993; Executive Consultant for State          Investment Companies,
                                 Farm Insurance Company since 1997;            including seventy three
                                 formerly President and Director, The          portfolios
                                 Inventure Group, a management
                                 consulting and training company;
                                 President, Scott's, Inc., a transportation
                                 company, and Vice President of Human
                                 Resources, The Pillsbury Company

James M. Wade,                   Owner and President, Jim Wade Homes,          First American Funds         None
2802 Wind Bluff Circle,          a homebuilding company, since 1999;           Complex: fifteen Registered
Wilmington, North Carolina       Vice President and Chief Financial            Investment Companies,
28409 (58)                       Officer, Johnson Controls, Inc., a            including seventy three
                                 controls manufacturing company                portfolios
                                 (1987-1991)

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Chairman and Chief Investment Officer,        First American Funds         None
800 Nicollet Mall, Minneapolis,  First American Asset Management and           Complex: fifteen Registered
Minnesota 55402 (60) *           U.S. Bank Trust, N.A., and Executive          Investment Companies,
                                 Vice President, U.S. Bancorp                  including seventy three
                                 (1991-1999); Executive Vice President,        portfolios
                                 U.S. Bancorp since January 1999;
                                 Minnesota State Chairman -
                                 U.S. Bancorp since 2000
-------------------------------------------------------------------------------------------------------------------------

*Mr. Murphy is considered an "interested" Director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management and its predecessor, First American Asset Management, U.S. Bank Trust, National Association, and his ownership of securities issued by U.S. Bancorp.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND, or writing First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

                                 POSITION(S)   TERM OF OFFICE
                                 HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND     TIME SERVED
--------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         President     Re-elected by the Board
U.S. Bancorp Asset                             annually; President of FAIP
Management, Inc., 800 Nicollet                 since February 2001
Mall, Minneapolis, Minnesota
55402 (39)*

Mark S. Jordahl,                 Vice          Re-elected by the Board
U.S. Bancorp Asset               President -   annually; Vice President -
Management, Inc.                 Investments   Investments of FAIP since
800 Nicollet Mall, Minneapolis,                September 2001
Minnesota 55402 (41)*
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         Chief Executive Officer of U.S. Bancorp       NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since May
Management, Inc., 800 Nicollet   2001; Chief Executive Officer of
Mall, Minneapolis, Minnesota     First American Asset Management from
55402 (39)*                      December 2000 through May 2001 and
                                 of Firstar Investment & Research
                                 Management Company from February
                                 2001 through May 2001; Senior
                                 Managing Director and Head of Equity
                                 Research of U.S. Bancorp Piper Jaffray
                                 through December 2000; Senior Airline
                                 Analyst and Director of Equity Research
                                 of Credit Suisse First Boston through
                                 1998

Mark S. Jordahl,                 Chief Investment Officer of U.S. Bancorp      NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since
Management, Inc.                 September 2001; President and Chief
800 Nicollet Mall, Minneapolis,  Investment Officer, ING Investment
Minnesota 55402 (41)*            Management - Americas (September
                                 2000 to present); Senior Vice President
                                 and Chief Investment Officer, ReliaStar
                                 Financial Corp. (January 1998 to September
                                 2000); Executive Vice President and
                                 Managing Director, Washington Square
                                 Advisers (January 1996 to December 1997);
                                 Senior Vice President, Private Placements,
                                 Washington Square Capital, Inc. (January
                                 1992 to January 1996)
-------------------------------------------------------------------------------------------------------------------------


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     17)

NOTICE TO SHAREHOLDERS December 31, 2001


                                 POSITION(S)      TERM OF OFFICE
                                 HELD             AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND        TIME SERVED
--------------------------------------------------------------------------------
Peter O. Torvik,                 Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Marketing        Marketing of FAIP since
800 Nicollet Mall, Minneapolis,                   September 2000
Minnesota 55402 (47)*

Jeffery M. Wilson,               Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Administration   Administration of FAIP since
800 Nicollet Mall, Minneapolis,                   March 2000
Minnesota 55402 (45)*

Robert H. Nelson,                Treasurer        Re-elected by the Board
U.S. Bancorp Asset                                annually; Treasurer of FAIP
Management, Inc. 800 Nicollet                     since March 2000
Mall, Minneapolis, Minnesota
55402 (38)*

James L. Chosy,                  Secretary        Re-elected by the Board
U.S. Bancorp Asset                                annually; Secretary of FAIP
Management, Inc.                                  since February 2001
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary
Suite 1500, Minneapolis,                          of FAIP since March 2000;
Minnesota 55402 (56)                              Secretary of FAIP from
                                                  September 1999 through March
                                                  2000

James D. Alt,                    Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary
Suite 1500, Minneapolis,                          of FAIP since September 1999
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary
Suite 1500, Minneapolis,                          of FAIP since September 1999
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant        Re-elected by the Board
612 E. Michigan Street,          Secretary        annually; Assistant Secretary
Milwaukee, WI 53202 (34)*                         of FAIP since September 2001
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                             NUMBER OF            OTHER
                                                                             PORTFOLIOS IN FUND   DIRECTORSHIPS
                                    PRINCIPAL OCCUPATION(S)                  COMPLEX OVERSEEN     HELD
NAME, ADDRESS, AND AGE              DURING PAST 5 YEARS                      BY DIRECTOR          BY DIRECTOR
---------------------------------------------------------------------------------------------------------------
Peter O. Torvik,                    Executive Vice President of              NA                   NA
U.S. Bancorp Asset                  U.S. Bancorp Asset Management since
Management, Inc.                    May 2001; Executive Vice President of
800 Nicollet Mall, Minneapolis,     First American Asset Management from
Minnesota 55402 (47)*               February 2001 through May 2001;
                                    President and partner of DPG Group, a
                                    Florida-based partnership engaged in
                                    affinity marketing through 2000

Jeffery M. Wilson,                  Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset                  Asset Management since May 2001;
Management, Inc.                    Senior Vice President of First American
800 Nicollet Mall, Minneapolis,     Asset Management through May 2001
Minnesota 55402 (45)*

Robert H. Nelson,                   Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset                  Asset Management since May 2001;
Management, Inc. 800 Nicollet       Senior Vice President of First American
Mall, Minneapolis, Minnesota        Asset Management from 1998 through
55402 (38)*                         May 2001 and of Firstar Investment &
                                    Research Management Company from
                                    February 2001 through May 2001;
                                    Senior Vice President of Piper Capital
                                    Management Inc. through 1998

James L. Chosy,                     Associate General Counsel of             NA                   NA
U.S. Bancorp Asset                  U.S. Bancorp since 1996
Management, Inc.
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,                  Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,              Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (56)

James D. Alt,                       Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,              Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (50)

Kathleen L. Prudhomme,              Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,              Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (48)

Douglas G. Hess,                    Assistant Vice President, Fund           NA                   NA
612 E. Michigan Street,             Compliance Administrator, U.S. Bancorp
Milwaukee, WI 53202 (34)*           Fund Services, LLC (fka Firstar Mutual
                                    Fund Services, LLC) since March 1997
---------------------------------------------------------------------------------------------------------------

*Messrs. Schreier, Jordahl, Torvik, Wilson, Nelson and Chosy are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAIP. Mr. Hess is an officer of U.S. Bancorp Fund Services, LLC, which serves as Co-Administrator for FAIP.


(18     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

[LOGO] FIRST AMERICAN FUNDS(TM)



DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each portfolio.

For a prospectus containing more information on First American Insurance Portfolios, including investment policies, fees, and expenses, please contact your participating insurance company.


INVESTMENT ADVISOR AND ADMINISTRATOR
     U.S. BANCORP ASSET MANAGEMENT, INC.,
     A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     415 Walnut Street
     Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     1400 Pillsbury Center
     200 South Sixth Street
     Minneapolis, Minnesota 55402

FUND COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Minneapolis, Minnesota 55402


2019-02 2/2002

[LOGO] FIRST AMERICAN FUNDS(TM)                2001
                                               ANNUAL REPORT





                                    INSURANCE
                                   PORTFOLIOS

                                   Technology








"Integrity and firmness is all I can promise; these, be the voyage long or short, never shall forsake me."

     _George Washington

FIRST AMERICAN FUNDS

WE BELIEVE INVESTMENT SUCCESS IS DEVELOPED OVER A LIFETIME. THE APPROACH MUST BE STRATEGIC AND GOAL-ORIENTED. THE PORTFOLIO MUST HAVE DEPTH AND BREADTH. AND THE INDIVIDUAL INVESTMENTS SHOULD DELIVER ABOVE MARKET PERFORMANCE OVER A SUSTAINED PERIOD OF TIME.






TABLE OF CONTENTS

MESSAGE TO SHAREHOLDERS                   1
REPORT OF INDEPENDENT AUDITORS            5
STATEMENTS OF ASSETS AND LIABILITIES      6
STATEMENTS OF OPERATIONS                  7
STATEMENTS OF CHANGES IN NET ASSETS       8
FINANCIAL HIGHLIGHTS                      9
NOTES TO FINANCIAL STATEMENTS            10
SCHEDULE OF INVESTMENTS                  13
NOTICE TO SHAREHOLDERS                   15







--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS  February 15, 2002



     DEAR CONTRACT OWNERS:

     Speaking for the board of directors and the staff of U.S. Bancorp Asset Management, Inc., thank you for the ongoing opportunity you have given us to manage your investments. This has been a momentous year for First American Funds, as it has grown by combining funds with the Firstar Fund family. We believe this combination will provide significantly greater resources and capabilities that should prove beneficial to you.

     The past year is one that will leave its mark on all Americans due to a series of tumultuous and trying circumstances. Starting with a disputed Presidential election at the end of 2000, and followed by a slowing U.S. economy, a series of interest-rate cuts by the Federal Reserve, and the unprecedented terrorist action on September 11, the investment environment was like nothing we had ever witnessed. Like you, we will always remember those who lost their lives in the tragic terrorist attacks and the many citizens who sacrificed themselves in a heroic cause.

     Not surprisingly, this sequence of events resulted in market volatility. Bond markets generally benefited during this time, while equity markets underwent a fairly dramatic and sustained correction. A market environment such as this can be extremely challenging, and we are reminded that from time to time unusual events can create trying times for investors. This is when a focus on maintaining a disciplined, diversified approach is so important in helping you achieve your long-term objectives.

     This report provides you with details of investment results, fund holdings, financial statements, and notes relating to fund operations for the fiscal year ended December 31, 2001. Please review this information at your convenience.

     We thank you for putting your trust in the investment management of First American Funds. We are committed to helping you achieve your investment goals.


     Sincerely,

     /s/ Virginia L. Stringer                     /s/ Mark Jordahl


     VIRGINIA L. STRINGER                         MARK JORDAHL

     Chairperson of the Board                     Chief Investment Officer
     First American Insurance Portfolios, Inc.    U.S. Bancorp Asset Management,
                                                  Inc.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     1)

TECHNOLOGY

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL



In what was the worst market for technology stocks in three decades, the First American Technology Portfolio declined by 51.64% for the fiscal year ended December 31, 2001. Over the same timeframe, the portfolio's benchmark, the S&P Technology Composite Index, declined 24.02%*.

The bear market in technology stocks cut across nearly all business sectors within that market. Buyers, particularly in the business sector, pulled back their spending from the record levels seen prior to the onset of the Year 2000 computer issue. This led to a substantial contraction in valuations of technology stocks. While volatility is common in the technology sector, nothing this dramatic had been experienced since the mid-1970s, when the United States faced a severe recession.

Among the hardest hit areas were stocks in the previously flourishing telecommunications sector. Suddenly, the market faced a glut of capacity, and spending in that business declined significantly. Internet companies also faced the reality of invisible profits, and their stocks were buried in the avalanche of investor selling. The portfolio's emphasis on owning young, innovative companies with exciting products proved to be particularly taxing to the portfolio's return, as the market punished many of these more speculative securities. While these stocks can suffer through difficult times like the past year, history indicates that they can respond more quickly once the market recovers.

The portfolio also focused on firms and industries where earnings tended to hold up better despite the difficult economic environment. Those included software firms and select communications services companies. But, in both cases, the market did not relent, and even a number of quality companies suffered significant damage. Capping the already difficult year were the tragic events on September 11. In the aftermath, another major stock sell-off occurred, hitting technology stocks particularly hard.

It appears, however, that the market may have found its low point in the closing days of September as technology stocks have rebounded sharply since then. With fiscal stimulus from the Federal Reserve and the U.S. government, the groundwork has been set for a return of confidence for consumers and corporations, which would support a positive long-term outlook for this sector. One risk that has been eliminated is the concern that technology stocks were too highly valued. This doesn't seem to be an issue after the past year. Over time, the portfolio's focus on innovative companies should again prove to be productive for shareholders, but a long-term perspective is recommended.

-------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
-------------------------------------------------------------------------------
AS OF DECEMBER 31, 2001                                SINCE INCEPTION(4)
                                                 ------------------------------
                                         1 YEAR      4/28/2000    9/28/2001
-------------------------------------------------------------------------------
Class IA                                -51.64%        -54.28%           --
-------------------------------------------------------------------------------
Class IB                                     --             --       44.33%
-------------------------------------------------------------------------------
S&P Technology Composite Index(3)       -24.02%        -38.43%       33.92%
-------------------------------------------------------------------------------

*UNLIKE INVESTMENT PORTFOLIOS, INDEX RETURNS DO NOT REFLECT ANY EXPENSES,
 TRANSACTION COSTS, OR CASH FLOW EFFECTS.


(2     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

TECHNOLOGY


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2001

[PLOT POINTS CHART]

                  FIRST AMERICAN
               TECHNOLOGY PORTFOLIO       S&P TECHNOLOGY
                     CLASS IA           COMPOSITE INDEX(3)
               -------------------------------------------

04/2000               10,000                  10,000
12/2000                5,567                   5,830
06/2001                3,433                   4,961
12/2001                2,692                   4,440

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment. Sector portfolios such as the First American Technology Portfolio are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are portfolios that invest in multiple industries. Share prices of sector portfolios also will fluctuate with changing market conditions, as will share prices of other stock portfolios. Sector portfolios should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

    The Technology Portfolio's 2000 returns were higher due in part to its strategy of investing in IPOs and technology-related stocks in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the portfolio's future investment in IPOs and technology stocks will have the same effect on performance as it had in 2000. Investments in the First American Technology Portfolio are more vulnerable to price fluctuation as a result of the narrow focus of technology investing and the fact that the products of companies in which the portfolio invests may be subject to rapid obsolescence.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The S&P Technology Composite Index is an unmanaged index of technology stocks in the S&P 500 Composite Index (an unmanaged index of large-capitalization stocks).

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for the Technology Portfolio IB represents cumulative total return as the portfolio has been in operation less than one year.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     3)

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS


    The Board of Directors and Shareholders
    First American Insurance Portfolios, Inc.

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Technology Portfolio (one of the portfolios constituting the First American Insurance Portfolios, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations, statements of changes in net assets and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Technology Portfolio of the First American Insurance Portfolios, Inc. as of December 31, 2001, and the results of its operations, changes in its net assets and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP

    Minneapolis, Minnesota
    February 1, 2002


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     5)

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2001


                                                                             TECHNOLOGY
                                                                              PORTFOLIO
-----------------------------------------------------------------------    ------------
ASSETS:
Investments in securities, at value (cost $1,479,593)                      $  1,625,006
Cash in bank on demand deposit                                                   18,663
Dividends and interest receivable                                                   329
Capital shares sold                                                               3,785
Receivable for investment securities sold                                        37,650
Receivable from advisor                                                           3,261
-----------------------------------------------------------------------    ------------
TOTAL ASSETS                                                                  1,688,694
=======================================================================    ============
LIABILITIES:
Payable for investment securities purchased                                      58,536
Capital shares redeemed                                                           9,816
Payable to affiliates                                                             5,412
Accrued expenses and other liabilities                                            9,183
-----------------------------------------------------------------------    ------------
TOTAL LIABILITIES                                                                82,947
=======================================================================    ============
NET ASSETS                                                                 $  1,605,747
=======================================================================    ============
COMPOSITION OF NET ASSETS:
Portfolio capital                                                          $  3,655,149
Accumulated net realized loss on investments                                 (2,194,815)
Net unrealized appreciation of investments                                      145,413
-----------------------------------------------------------------------    ------------
NET ASSETS                                                                 $  1,605,747
=======================================================================    ============
CLASS IA:
Net assets                                                                 $  1,602,354
Shares issued and outstanding (unlimited number of shares authorized)           572,955
Net asset value, offering price, and redemption price per share            $       2.80

CLASS IB:
Net assets                                                                 $      3,393
Shares issued and outstanding (unlimited number of shares authorized)             1,212
Net asset value, offering price, and redemption price per share            $       2.80
=======================================================================    ============


See accompanying Notes to Financial Statements.

(6     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

STATEMENTS OF OPERATIONS For the year ended December 31, 2001


                                            TECHNOLOGY
                                             PORTFOLIO
---------------------------------------   ------------
INVESTMENT INCOME:
Interest                                  $      8,373+
Dividends                                          524
---------------------------------------   ------------
TOTAL INVESTMENT INCOME                          8,897
=======================================   ============
EXPENSES:
Investment advisory fees                        12,067
Administrator and fund accounting fees          19,167
Transfer agent fees and expenses                30,833
Custodian fees                                     462
Directors' fees                                    701
Professional fees                                5,048
Printing                                        10,930
Other                                              173
---------------------------------------   ------------
TOTAL EXPENSES                                  79,381
=======================================   ============
Less: Investment advisory fee waiver           (12,067)
Less: Expense reimbursement                    (51,708)
---------------------------------------   ------------
TOTAL NET EXPENSES                              15,605
=======================================   ============
Investment loss - net                           (6,708)
---------------------------------------   ------------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS - NET:
Net realized loss on investments            (1,733,250)
Net change in unrealized appreciation
 or depreciation of investments                531,798
---------------------------------------   ------------
NET LOSS ON INVESTMENTS                     (1,201,452)
=======================================   ============
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $ (1,208,160)
=======================================   ============

+ Includes income from the securities lending program. See Notes to Financial
  Statements for additional information.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     7)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                             TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------   --------------------------
                                                                              1/1/01     4/28/00(a)
                                                                                  to             to
                                                                            12/31/01       12/31/00
----------------------------------------------------------------------   -----------     ----------
OPERATIONS:
Investment loss - net                                                    $    (6,708)    $   (1,554)
Net realized loss on investments                                          (1,733,250)      (461,565)
Net change in unrealized appreciation or depreciation of investments         531,798       (386,385)
----------------------------------------------------------------------   -----------     ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      (1,208,160)      (849,504)
======================================================================   ===========     ==========
CAPITAL SHARE TRANSACTIONS:
Class IA(b):
  Proceeds from sales                                                      1,781,907      2,298,966
  Payments for redemptions                                                  (417,848)        (2,896)
----------------------------------------------------------------------   -----------     ----------
Increase in net assets from Class IA transactions                          1,364,059      2,296,070
----------------------------------------------------------------------   -----------     ----------
Class IB(c):
  Proceeds from sales                                                          3,293             --
  Payments for redemptions                                                       (11)            --
----------------------------------------------------------------------   -----------     ----------
Increase in net assets from Class IB transactions                              3,282             --
----------------------------------------------------------------------   -----------     ----------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                     1,367,341      2,296,070
======================================================================   ===========     ==========
TOTAL INCREASE IN NET ASSETS                                                 159,181      1,446,566
======================================================================   ===========     ==========
Net assets at beginning of period                                          1,446,566             --
----------------------------------------------------------------------   -----------     ----------
NET ASSETS AT END OF PERIOD                                              $ 1,605,747     $1,446,566
======================================================================   ===========     ==========
ACCUMULATED NET INVESTMENT INCOME (LOSS)                                 $        --     $       --
======================================================================   ===========     ==========
SHARE TRANSACTIONS:
Class IA(b):
  Shares issued                                                              473,881        250,303
  Shares redeemed                                                           (150,912)          (317)
----------------------------------------------------------------------   -----------     ----------
TOTAL CLASS IA TRANSACTIONS                                                  322,969        249,986
======================================================================   ===========     ==========
Class IB(c):
  Shares issued                                                                1,216             --
  Shares redeemed                                                                 (4)            --
----------------------------------------------------------------------   -----------     ----------
TOTAL CLASS IB TRANSACTIONS                                                    1,212             --
======================================================================   ===========     ==========
NET INCREASE IN CAPITAL SHARES                                               324,181        249,986
======================================================================   ===========     ==========

(a) Commencement of operations.
(b) Effective May 1, 2001 the existing shares of the Technology Portfolio were renamed Class IA.
(c) Class IB commenced operations on September 28, 2001 for the Technology Portfolio.


See accompanying Notes to Financial Statements.

(8     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended December 31, unless otherwise indicated.


                                                                          TECHNOLOGY PORTFOLIO
-----------------------------------------------------------     --------------------------------------
                                                                       CLASS IA(a)            CLASS IB
-----------------------------------------------------------     -----------------------       --------
                                                                    2001        2000(b)        2001(c)
-----------------------------------------------------------     --------       --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   5.79       $  10.00       $   1.94
===========================================================     ========       ========       ========
INVESTMENT OPERATIONS:
Net investment loss                                                (0.01)         (0.01)         (0.01)
Net realized and unrealized gain (loss) on investments             (2.98)         (4.20)          0.87
-----------------------------------------------------------     --------       --------       --------
Total from investment operations                                   (2.99)         (4.21)          0.86
-----------------------------------------------------------     --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                  $   2.80       $   5.79       $   2.80
===========================================================     ========       ========       ========
Total return                                                      (51.64)%       (42.10)%        44.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                 $  1,602       $  1,447       $      3
Ratio of expenses to average net assets                             0.90%          0.90%          1.15%
Ratio of net investment loss to average net assets                 (0.39)%        (0.18)%        (1.01)%
Ratio of expenses to average net assets, excluding waivers
 and reimbursements(d)                                              4.60%          8.88%          2.74%
Ratio of net investment loss to average net assets,
 excluding waivers and reimbursements(d)                           (4.09)%        (8.16)%        (2.60)%
Portfolio turnover rate                                              377%           149%           377%
===========================================================     ========       ========       ========

(a) Effective May 1, 2001, the existing shares were renamed Class IA.
(b) Portfolio commenced operations on April 28, 2000. All ratios for the period have been annualized, except total return.
(c) Class IB shares have been offered since September 28, 2001. All ratios for the period have been annualized, except total return.
(d) During the period certain fees were voluntarily reimbursed or waived. If such voluntary reimbursements and fee waivers had not occurred, the ratios would have been as indicated.


                   FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     9)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

1 >  ORGANIZATION

     First American Insurance Portfolios, Inc. (FAIP) is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended. FAIP was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in seven series (individually Portfolio, collectively Portfolios). The information presented in these financial statements pertains to the Technology Portfolio. Each series represents a separate investment portfolio with its own investment objectives and policies. The Technology Portfolio is a non-diversified open-end management investment company. Non-diversified Portfolios may invest a large component of their net assets in investments of relatively few issuers and relatively narrow market segments.

     FAIP offers Class IA and IB shares. Class IA and Class IB shares are identical in all respects, except that Class IB shares are subject to a 0.25% distribution fee charged pursuant to a Rule 12b-1 plan, which has been adopted in accordance with Rule 12b-1 or the Investment Company Act of 1940, as amended.

     Shares of the Portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or variable life insurance policies. The Portfolios' prospectus provides additional descriptions of each Portfolio's investment objectives, policies and strategies.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Portfolios are as follows:

     SECURITY VALUATION - Security valuations for FAIP portfolio investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Portfolios record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends from the Portfolios' net investment income and distributions from the Portfolios' net realized capital gains, if any, are declared and distributed at least annually.

     FEDERAL TAXES - Each Portfolio is treated as a separate taxable entity. Each Portfolio intends to fulfill the requirements of Subchapter M and to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for Federal income taxes is required. Dividends and distributions to shareholders are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

     Net investment income and net realized gains (losses) and the basis of investments in securities may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses and the


(10     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     On the statements of assets and liabilities the following adjustments were made for permanent tax adjustments (000):

                                ACCUMULATED     UNDISTRIBUTED
                               NET REALIZED    NET INVESTMENT
                                GAIN (LOSS)            INCOME    PAID IN CAPITAL
     ---------------------------------------------------------------------------
     Technology Portfolio            $   --            $6,708          $ (6,708)
     ---------------------------------------------------------------------------

     The Portfolios incurred losses for tax purposes from November 1, 2001 to December 31, 2001. As permitted by tax regulations, the Portfolios intend to elect to defer these post-October losses and treat these losses as arising in fiscal year ending December 31, 2002. The following Portfolio had deferred losses:

                                                                          AMOUNT
     ---------------------------------------------------------------------------
     Technology Portfolio                                               $932,906
     ---------------------------------------------------------------------------

     Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the Portfolios from net investment income and distributions, if any, of net realized capital gains will be taxable to the participating insurance company.

     EXPENSES - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative average net assets or some other appropriate basis. Class specific expenses, such as the 12b-1 fees, are borne by that Class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective Class on the basis of the relative net assets each day.

     USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITIES LENDING - In order to generate additional income, a Portfolio may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Portfolio's policy is to maintain collateral in the form of cash, U.S. Government or U.S. Government agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral equal to at least 100% of the value of securities loaned. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. The collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthiness under guidelines established by the Board of Directors and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2001, the Technology Portfolio received income from securities lending of $270. As of December 31, 2001, the Technology Portfolio had no securities on loan.

     U.S. Bank National Association (U.S. Bank) acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Portfolios. Fees generated for the year ended December 31, 2001, from the Technology Portfolio for securities lending were as follows:

     ---------------------------------------------------------------------------
     Technology Portfolio                                                   $171
     ---------------------------------------------------------------------------


3 >  FEES AND EXPENSES

     ADVISOR FEES - On May 2, 2001, First American Asset Management (FAAM), a division of U.S. Bank, and Firstar Investment Research & Management Company LLC (FIRMCO) combined advisory operations to form U.S. Bancorp Piper Jaffray Asset Management, Inc. (the Advisor). On December 10, 2001, the name of the Advisor was changed to U.S. Bancorp Asset Management, Inc. The investment advisory fees paid by each Portfolio did not change as a result of the combination. Pursuant to an investment advisory agreement (the Agreement), the Advisor manages each Portfolio's assets and furnishes related office facilities, equipment, research and personnel. The Agreement


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     11)

NOTES TO FINANCIAL STATEMENTS December 31, 2001

     requires each Portfolio to pay the Advisor a monthly fee based upon average daily net assets. The annual fee for the Technology Portfolio is as follows:

                                                                    ADVISORY FEE
     ---------------------------------------------------------------------------
     Technology Portfolio                                               0.70%
     ---------------------------------------------------------------------------

     The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Portfolio from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Portfolios from time to time, at its discretion, while retaining the ability to be reimbursed by the Portfolios for such amounts prior to the end of the fiscal year.

     ADMINISTRATION FEES - On October 1, 2001, U.S. Bancorp Asset Management, Inc., and U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, (collectively the Administrators) began serving as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Portfolios. The Administrators will provide administration services to the Portfolios and serve as the Portfolios' Administrator. The Administrators are each subsidiaries of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators are compensated to provide, or, compensate other entities to provide services to the Portfolios. These services include: various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Portfolios pay the Administrators at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.25% of the average daily net assets up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. Each Portfolio is subject to a $50,000 minimum charge per year. In addition, the Portfolios pay the Administrators annual fees of $18,500 per class for transfer agent services.

     Prior to October 1, 2001, U.S. Bank served as the sole administrator for the Portfolios. The Portfolios paid U.S. Bank at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds equal to each Portfolio's pro rata share of an amount equal to 0.12% of the average daily net assets up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $8 billion. Each Portfolio was subject to a $50,000 minimum charge per year. In addition, the Portfolios paid U.S. Bank annual fees of $18,500 per class for transfer agent services.

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the custodian (the Custodian). The fee for each Portfolio is equal to an annual rate of 0.03% (0.10% in the case of the International Portfolio) of such Portfolio's average daily net assets. All fees are computed daily and paid monthly. In addition, the International Portfolio pays any sub-custodian fees. The Custodian is also reimbursed for any out-of-pocket expenses incurred while providing services to the Portfolios.

     DISTRIBUTION FEES - Quasar Distributors, LLC (Quasar), an affiliate of U.S. Bancorp, serves as distributor of the Portfolios. Under the distribution plan, each of the Portfolios pay Quasar a monthly distribution fee equal to an annual rate of 0.25% of the average daily net assets of the Portfolio's Class IB shares. Distribution fees may be used by Quasar to provide compensation for sales support and distribution activities. No distribution fees are paid by Class IA shares.

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Portfolio is responsible for paying most other operating expenses including fees and expenses of outside directors, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.


4 >  INVESTMENT SECURITY TRANSACTIONS

     During the year ended December 31, 2001, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                                              INVESTMENT
                                                              SECURITIES
     ---------------------------------------------------------------------------
                                                       PURCHASES        SALES
                                                     ---------------------------
     Technology Portfolio                             $7,286,884      $5,724,780
     ---------------------------------------------------------------------------


(12     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

SCHEDULE OF INVESTMENTS December 31, 2001


TECHNOLOGY PORTFOLIO

SHARES                        SECURITY DESCRIPTION                     VALUE
-------------------------------------------------------------------------------
      (PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS) COMMON STOCKS - 95.0%
            CONSUMER DISCRETIONARY - 9.1%
  4,780     Amazon.com*                                              $   51,720
  1,550     AOL Time Warner*                                             49,755
     50     eBay*                                                         3,345
    450     Macrovision*                                                 15,849
    560     Sony, ADR                                                    25,256
                                                                     ----------
                                                                        145,925
                                                                     ----------
            INDUSTRIALS - 0.8%
    130     Northrop Grumman                                             13,105
                                                                     ----------
            SOFTWARE & SERVICES - 31.5%
    910     Accenture*                                                   24,497
    650     Agile Software*                                              11,193
    760     Amdocs*                                                      25,817
    750     BEA Systems*                                                 11,550
    550     BMC Software*                                                 9,003
  1,330     Check Point Software Technologies*                           53,054
    400     Citrix Systems*                                               9,064
  1,050     E.piphany*                                                    9,145
    920     Earthlink*                                                   11,196
    200     Electronic Arts*                                             12,058
    400     F5 Networks*                                                  8,616
  1,570     I2 Technologies*                                             12,403
  3,170     Internap Network Services*                                    3,677
    650     Lawson Software*                                             10,238
  1,080     MatrixOne*                                                   14,029
    860     Microsoft*                                                   56,975
    300     NetIQ*                                                       10,578
  1,400     Nuance Communications*                                       12,740
  1,320     PeopleSoft*                                                  53,064
    300     Peregrine Systems*                                            4,449
    840     Rational Software*                                           16,380
    350     SpeechWorks International*                                    3,937
    480     Stellent*                                                    14,189
     80     Synopsys*                                                     4,726
    310     THQ*                                                         15,026
  2,920     Tricord Systems*                                              3,504
    290     VeriSign*                                                    11,032
  1,340     VERITAS Software*                                            60,072
  2,540     Vignette*                                                    13,640
                                                                     ----------
                                                                        505,852
                                                                     ----------
            TECHNOLOGY HARDWARE & EQUIPMENT - 48.4%
  1,950     Agere Systems*                                               11,083
    450     Alpha Industries*                                             9,810
    460     Apple Computer*                                              10,074
    210     Applied Films*                                                6,562
    190     Applied Materials*                                            7,619
    300     Broadcom*                                                    12,261
    700     Brocade Communications Systems*                              23,184
    250     Celestica*                                                   10,097
  3,960     Cisco Systems*                                               71,716
  1,200     Compaq Computers                                             11,712
    510     Computer Network Technology*                                  9,073
  1,230     Dell Computer*                                               33,431
  1,150     EMC*                                                         15,456
    640     Emcore*                                                       8,608
    210     Emulex*                                                       8,297
  1,870     Finisar*                                                     19,018
    340     Integrated Device Technology*                                 9,041
  1,430     Intel                                                        44,974
  1,260     Lantronix*                                                    7,963


SHARES                        SECURITY DESCRIPTION                     VALUE
-------------------------------------------------------------------------------
    950     LogicVision*                                             $   12,113
    460     Marvell Technology Group*                                    16,477
    400     McDATA*                                                      10,044
  1,090     McDATA, Cl A*                                                26,705
    380     Mercury Interactive*                                         12,912
  1,470     Micron Technology*                                           45,570
    600     Microtune*                                                   14,076
    400     Netscreen Technologies*                                       8,852
    880     Network Appliance*                                           19,246
    990     Nokia, ADR, Cl A                                             24,285
  3,680     Nortel Networks                                              27,600
    410     Novellus Systems*                                            16,175
  2,000     ONI Systems*                                                 12,540
  2,250     Palm*                                                         8,730
    660     QUALCOMM*                                                    33,330
    400     RF Micro Devices*                                             7,692
    210     Riverstone Networks*                                          3,486
  2,150     StorageNetworks*                                             13,287
  1,090     Stratos Lightwave*                                            6,703
  2,681     Taiwan Semiconductor Manufacturing Company, ADR*             46,033
    682     Texas Instruments                                            19,096
  3,130     United Microelectronics, ADR                                 30,048
    700     UTStarcom*                                                   19,950
    300     Xilnx*                                                       11,715
                                                                     ----------
                                                                        776,644
                                                                     ----------
            TELECOMMUNICATION SERVICES - 5.2%
     90     Airgate PCS*                                                  4,099
    450     Allegiance Telecommunications*                                3,730
    750     American Tower, Cl A*                                         7,102
  1,250     Qwest Communications International                           17,663
    490     Sprint (PCS Group)*                                          11,961
      1     WorldCom - MCI Group*                                            13
  2,738     WorldCom - Worldcom Group*                                   38,551
                                                                     ----------
                                                                         83,119
                                                                     ----------
TOTAL COMMON STOCKS (COST $1,379,232)                                 1,524,645
                                                                     ----------
RELATED PARTY MONEY MARKET FUND - 6.2%
100,361     First American Prime Obligations Fund (Cost $100,361) (a)   100,361
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES - 101.2% (COST $1,479,593) (b)       $1,625,006
                                                                     ----------

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this portfolio. See also Notes to Financial Statements.

(b) On December 31, 2001, the cost of investments for federal income tax purposes was $2,679,031. The aggregate gross unrealized appreciation and depreciation of investments based on this cost were as follows:

     Gross unrealized appreciation      $   226,009
     Gross unrealized depreciation       (1,370,034)
                                        -----------
     Net unrealized depreciation        $(1,144,025)
                                        -----------

*Non-income producing security

ADR  American Depositary Receipt
Cl   Class


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     13)

NOTICE TO SHAREHOLDERS December 31, 2001

     SHAREHOLDER MEETINGS

     At a special meeting of shareholders of the First American Insurance Portfolios (FAIP), held on August 31, 2001, shareholders approved the following proposals:

     (1) The shareholders of all of the Portfolios, voting together as a class, approved a proposal to elect the following individuals to the Board of Directors of FAIP:

                                            SHARES VOTED FOR     SHARES WITHHELD
     ---------------------------------------------------------------------------
     Robert J. Dayton                          1,806,476              95,712
     Andrew S. Duff                            1,856,220              45,968
     Roger A. Gibson                           1,856,220              45,968
     Andrew M. Hunter III                      1,856,220              45,968
     Leonard W. Kedrowski                      1,806,476              95,712
     John M. Murphy, Jr.                       1,856,220              45,968
     Richard K. Riederer                       1,856,220              45,968
     Joseph D. Strauss                         1,806,476              95,712
     Virginia L. Stringer                      1,856,220              45,968
     James M. Wade                             1,856,220              45,968
     ---------------------------------------------------------------------------

     (2) The shareholders of all of the Portfolios, voting together as a class, voted to ratify the selection of Ernst & Young LLP as the independent public accountants for FAIP. The following votes were cast regarding this proposal:

                                                           SHARES       SHARES
                                     SHARES VOTED FOR     WITHHELD     ABSTAINED
     ---------------------------------------------------------------------------
                                            1,831,137       21,013        50,038
     ---------------------------------------------------------------------------


(14     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001

     DIRECTORS AND OFFICERS OF THE FUND

                                POSITION(S)   TERM OF OFFICE
                                HELD          AND LENGTH OF
NAME, ADDRESS, AND AGE          WITH FUND     TIME SERVED
-------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               Director      Term expiring earlier of death,
5140 Norwest Center,                          resignation, removal,
Minneapolis, Minnesota 55402                  disqualification, or successor
(59)                                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Roger A. Gibson,                Director      Term expiring earlier of death,
1020 15th Street, Suite 41A,                  resignation, removal,
Denver, Colorado 80202 (55)                   disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Andrew M. Hunter III,           Director      Term expiring earlier of death,
537 Harrington Road, Wayzata,                 resignation, removal,
Minnesota 55391 (54)                          disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Leonard W. Kedrowski,           Director      Term expiring earlier of death,
16 Dellwood Avenue, Dellwood,                 resignation, removal,
Minnesota 55110 (60)                          disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999

Richard K. Riederer,            Director      Term expiring earlier of death,
741 Chestnut Road, Sewickley,                 resignation, removal,
Pennsylvania 15143 (57)                       disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              2001

Joseph D. Strauss,              Director      Term expiring earlier of death,
8525 Edinbrook Crossing,                      resignation, removal,
Suite 5, Brooklyn Park,                       disqualification, or successor
Minnesota 55443 (61)                          duly elected and qualified.
                                              Director of FAIP since August
                                              1999
-------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                           NUMBER OF                    OTHER
                                                                           PORTFOLIOS IN FUND           DIRECTORSHIPS
                                PRINCIPAL OCCUPATION(S)                    COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE          DURING PAST 5 YEARS                        BY DIRECTOR                  BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton,               Retired Chief Executive Officer, Okabena   First American Funds         None
5140 Norwest Center,            Company, a private family financial        Complex: fifteen Registered
Minneapolis, Minnesota 55402    services office; Chairman, Okabena         Investment Companies,
(59)                            Company Board (1989-present); Chief        including seventy three
                                Executive Officer, Okabena Company         portfolios
                                (1993-June 2001)

Roger A. Gibson,                Vice President, Cargo - United Airlines,   First American Funds         None
1020 15th Street, Suite 41A,    since July 2001; Vice President, North     Complex: fifteen Registered
Denver, Colorado 80202 (55)     America-Mountain Region for United         Investment Companies,
                                Airlines (1995-2001)                       including seventy three
                                                                           portfolios

Andrew M. Hunter III,           Chairman, Hunter, Keith Industries, a      First American Funds         None
537 Harrington Road, Wayzata,   diversified manufacturing and services     Complex: fifteen Registered
Minnesota 55391 (54)            management company, since 1975             Investment Companies,
                                                                           including seventy three
                                                                           portfolios

Leonard W. Kedrowski,           Owner, Executive and Management            First American Funds         None
16 Dellwood Avenue, Dellwood,   Consulting, Inc., a management             Complex: fifteen Registered
Minnesota 55110 (60)            consulting firm, since 1992; Chief         Investment Companies,
                                Executive Officer, Creative Promotions     including seventy three
                                International, LLC, a promotional award    portfolios
                                programs and products company, since
                                1999; Board member, GC McGuiggan
                                Corporation (dba Smyth Companies),
                                manufacturer of designer doors; acted
                                as CEO of Graphics Unlimited from
                                1996-1998

Richard K. Riederer,            Retired; President and Chief Executive     First American Funds         None
741 Chestnut Road, Sewickley,   Officer, Weirton Steel (1995-2001);        Complex: fifteen Registered
Pennsylvania 15143 (57)         Director, Weirton Steel (1993-2001);       Investment Companies,
                                Executive Vice President and Chief         including seventy three
                                Financial Officer, Weirton Steel,          portfolios
                                (1994-1995); Vice President of Finance
                                and Chief Financial Officer, Weirton
                                Steel (1989-1994)

Joseph D. Strauss,              Chairman of FAF's and FAIF's Boards        First American Funds         None
8525 Edinbrook Crossing,        from 1993 to September 1997 and of         Complex: fifteen Registered
Suite 5, Brooklyn Park,         FASF's Board from June 1996 to             Investment Companies,
Minnesota 55443 (61)            September 1997; President of FAF and       including seventy three
                                FAIF from June 1989 to November            portfolios
                                1989; Owner and Executive Officer,
                                Excensus TM LLC, a consulting firm,
                                since 2001; Owner and President,
                                Strauss Management Company, since
                                1993; Owner, Chairman and Chief
                                Executive Officer, Community Resource
                                Partnerships, Inc., a strategic planning,
                                operations management, government
                                relations, transportation planning and
                                public relations organization, since
                                1993; attorney at law
----------------------------------------------------------------------------------------------------------------------


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     15)

NOTICE TO SHAREHOLDERS December 31, 2001


                                 POSITION(S)  TERM OF OFFICE
                                 HELD         AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND    TIME SERVED
--------------------------------------------------------------------------------
Virginia L. Stringer,            Chair;       Chair Term three years.
712 Linwood Avenue,              Director     Directors Term expiring earlier
St. Paul, Minnesota 55105 (57)                of death, resignation, removal,
                                              disqualification, or successor
                                              duly elected and qualified. Chair
                                              of FAIP's Board since 1999;
                                              Director of FAIP since August
                                              1999

James M. Wade,                   Director     Term expiring earlier of death,
2802 Wind Bluff Circle,                       resignation, removal,
Wilmington, North Carolina                    disqualification, or successor
28409 (58)                                    duly elected and qualified.
                                              Director of FAIP since August
                                              2001

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Director     Term expiring earlier of death,
800 Nicollet Mall, Minneapolis,               resignation, removal,
Minnesota 55402 (60) *                        disqualification, or successor
                                              duly elected and qualified.
                                              Director of FAIP since August
                                              1999
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,            Owner and President, Strategic                First American Funds         None
712 Linwood Avenue,              Management Resources, Inc., since             Complex: fifteen Registered
St. Paul, Minnesota 55105 (57)   1993; Executive Consultant for State          Investment Companies,
                                 Farm Insurance Company since 1997;            including seventy three
                                 formerly President and Director, The          portfolios
                                 Inventure Group, a management
                                 consulting and training company;
                                 President, Scott's, Inc., a transportation
                                 company, and Vice President of Human
                                 Resources, The Pillsbury Company

James M. Wade,                   Owner and President, Jim Wade Homes,          First American Funds         None
2802 Wind Bluff Circle,          a homebuilding company, since 1999;           Complex: fifteen Registered
Wilmington, North Carolina       Vice President and Chief Financial            Investment Companies,
28409 (58)                       Officer, Johnson Controls, Inc., a            including seventy three
                                 controls manufacturing company                portfolios
                                 (1987-1991)

INTERESTED DIRECTOR(S)

John M. Murphy, Jr.,             Chairman and Chief Investment Officer,        First American Funds         None
800 Nicollet Mall, Minneapolis,  First American Asset Management and           Complex: fifteen Registered
Minnesota 55402 (60) *           U.S. Bank Trust, N.A., and Executive          Investment Companies,
                                 Vice President, U.S. Bancorp                  including seventy three
                                 (1991-1999); Executive Vice President,        portfolios
                                 U.S. Bancorp since January 1999;
                                 Minnesota State Chairman -
                                 U.S. Bancorp since 2000
-------------------------------------------------------------------------------------------------------------------------

*Mr. Murphy is considered an "interested" Director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management and its predecessor, First American Asset Management, U.S. Bank Trust, National Association, and his ownership of securities issued by U.S. Bancorp.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND, or writing First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

                                 POSITION(S)  TERM OF OFFICE
                                 HELD         AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND    TIME SERVED
--------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         President    Re-elected by the Board
U.S. Bancorp Asset                            annually; President of FAIP
Management, Inc., 800 Nicollet                since February 2001
Mall, Minneapolis, Minnesota
55402 (39)*

Mark S. Jordahl,                 Vice         Re-elected by the Board
U.S. Bancorp Asset               President -  annually; Vice President -
Management, Inc.                 Investments  Investments of FAIP since
800 Nicollet Mall, Minneapolis,               September 2001
Minnesota 55402 (41)*
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                               NUMBER OF                    OTHER
                                                                               PORTFOLIOS IN FUND           DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                       COMPLEX OVERSEEN             HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                           BY DIRECTOR                  BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
OFFICERS

Thomas S. Schreier, Jr.,         Chief Executive Officer of U.S. Bancorp       NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since May
Management, Inc., 800 Nicollet   2001; Chief Executive Officer of
Mall, Minneapolis, Minnesota     First American Asset Management from
55402 (39)*                      December 2000 through May 2001 and
                                 of Firstar Investment & Research
                                 Management Company from February
                                 2001 through May 2001; Senior
                                 Managing Director and Head of Equity
                                 Research of U.S. Bancorp Piper Jaffray
                                 through December 2000; Senior Airline
                                 Analyst and Director of Equity Research
                                 of Credit Suisse First Boston through
                                 1998

Mark S. Jordahl,                 Chief Investment Officer of U.S. Bancorp      NA                           NA
U.S. Bancorp Asset               Asset Management, Inc. since
Management, Inc.                 September 2001; President and Chief
800 Nicollet Mall, Minneapolis,  Investment Officer, ING Investment
Minnesota 55402 (41)*            Management - Americas (September
                                 2000 to present); Senior Vice President and
                                 Chief Investment Officer, ReliaStar Financial
                                 Corp. (January 1998 to September 2000);
                                 Executive Vice President and Managing Director,
                                 Washington Square Advisers (January 1996 to
                                 December 1997); Senior Vice President, Private
                                 Placements, Washington Square Capital, Inc.
                                 (January 1992 to January 1996)
-------------------------------------------------------------------------------------------------------------------------


(16     FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001

NOTICE TO SHAREHOLDERS December 31, 2001

                                 POSITION(S)      TERM OF OFFICE
                                 HELD             AND LENGTH OF
NAME, ADDRESS, AND AGE           WITH FUND        TIME SERVED
--------------------------------------------------------------------------------
Peter O. Torvik,                 Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Marketing        Marketing of FAIP since
800 Nicollet Mall, Minneapolis,                   September 2000
Minnesota 55402 (47)*

Jeffery M. Wilson,               Vice             Re-elected by the Board
U.S. Bancorp Asset               President -      annually; Vice President -
Management, Inc.                 Administration   Administration of FAIP since
800 Nicollet Mall, Minneapolis,                   March 2000
Minnesota 55402 (45)*

Robert H. Nelson,                Treasurer        Re-elected by the Board
U.S. Bancorp Asset                                annually; Treasurer of FAIP
Management, Inc. 800 Nicollet                     since March 2000
Mall, Minneapolis, Minnesota
55402 (38)*

James L. Chosy,                  Secretary        Re-elected by the Board
U.S. Bancorp Asset                                annually; Secretary of FAIP
Management, Inc.                                  since February 2001
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary
Suite 1500, Minneapolis,                          of FAIP since March 2000;
Minnesota 55402 (56)                              Secretary of FAIP from
                                                  September 1999 through March
                                                  2000

James D. Alt,                    Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary
Suite 1500, Minneapolis,                          of FAIP since September 1999
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Assistant        Re-elected by the Board
50 South Sixth Street,           Secretary        annually; Assistant Secretary
Suite 1500, Minneapolis,                          of FAIP since September 1999
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant        Re-elected by the Board
612 E. Michigan Street,          Secretary        annually; Assistant Secretary
Milwaukee, WI 53202 (34)*                         of FAIP since September 2001
--------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                          NUMBER OF            OTHER
                                                                          PORTFOLIOS IN FUND   DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)                  COMPLEX OVERSEEN     HELD
NAME, ADDRESS, AND AGE           DURING PAST 5 YEARS                      BY DIRECTOR          BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Peter O. Torvik,                 Executive Vice President of              NA                   NA
U.S. Bancorp Asset               U.S. Bancorp Asset Management since
Management, Inc.                 May 2001; Executive Vice President of
800 Nicollet Mall, Minneapolis,  First American Asset Management from
Minnesota 55402 (47)*            February 2001 through May 2001;
                                 President and partner of DPG Group, a
                                 Florida-based partnership engaged in
                                 affinity marketing through 2000

Jeffery M. Wilson,               Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset               Asset Management since May 2001;
Management, Inc.                 Senior Vice President of First American
800 Nicollet Mall, Minneapolis,  Asset Management through May 2001
Minnesota 55402 (45)*

Robert H. Nelson,                Senior Vice President of U.S. Bancorp    NA                   NA
U.S. Bancorp Asset               Asset Management since May 2001;
Management, Inc. 800 Nicollet    Senior Vice President of First American
Mall, Minneapolis, Minnesota     Asset Management from 1998 through
55402 (38)*                      May 2001 and of Firstar Investment &
                                 Research Management Company from
                                 February 2001 through May 2001;
                                 Senior Vice President of Piper Capital
                                 Management Inc. through 1998

James L. Chosy,                  Associate General Counsel of             NA                   NA
U.S. Bancorp Asset               U.S. Bancorp since 1996
Management, Inc.
800 Nicollet Mall, Minneapolis,
Minnesota 55402 (38)*

Michael J. Radmer,               Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (56)

James D. Alt,                    Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (50)

Kathleen L. Prudhomme,           Partner, Dorsey & Whitney LLP, a         NA                   NA
50 South Sixth Street,           Minneapolis-based law firm
Suite 1500, Minneapolis,
Minnesota 55402 (48)

Douglas G. Hess,                 Assistant Vice President, Fund           NA                   NA
612 E. Michigan Street,          Compliance Administrator, U.S. Bancorp
Milwaukee, WI 53202 (34)*        Fund Services, LLC (fka Firstar Mutual
                                 Fund Services, LLC) since March 1997
------------------------------------------------------------------------------------------------------------

*Messrs. Schreier, Jordahl, Torvik, Wilson, Nelson and Chosy are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAIP. Mr. Hess is an officer of U.S. Bancorp Fund Services, LLC, which serves as Co-Administrator for FAIP.


                  FIRST AMERICAN INSURANCE PORTFOLIOS ANNUAL REPORT 2001     17)

[LOGO] FIRST AMERICAN FUNDS(TM)



DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each portfolio.

For a prospectus containing more information on First American Insurance Portfolios, including investment policies, fees, and expenses, please contact your participating insurance company.


INVESTMENT ADVISOR AND ADMINISTRATOR
     U.S. BANCORP ASSET MANAGEMENT, INC.,
     A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     415 Walnut Street
     Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     1400 Pillsbury Center
     200 South Sixth Street
     Minneapolis, Minnesota 55402

FUND COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Minneapolis, Minnesota 55402


2019-02 2/2002